UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08234

TIFF Investment Program, Inc.

(Exact name of Registrant as specified in charter)

Four Tower Bridge, 200 Barr Harbor Drive, Suite 100 West Conshohocken, PA	19428
(Address of chief executive offices)	(Zip code)

Richard J. Flannery
President and Chief Executive Officer
TIFF Investment Program, Inc.
Four Tower Bridge, 200 Barr Harbor Drive, Suite 100
West Conshohocken, PA 19428

with a copy to:
Bruce G. Leto
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103

(Name and address of agent for service)

Registrant’s telephone number, including area code:	610.684.8000
Date of fiscal year end:	12/31/2011
Date of reporting period:	1/1/11 – 12/31/11

Item 1. Reports to Stockholders.

(Annual Report for the period 1/1/11 through 12/31/11 is filed herewith)

TIFF Investment Program Inc. 2011 Annual Report	December 31, 2011
About TIFF

The Investment Fund for Foundations (TIFF) was founded in 1991 by a nationwide network of foundations. Its mission is to seek to improve the investment returns of eligible organizations by making available to them a series of multi-manager investment vehicles plus resources aimed at enhancing fiduciaries' knowledge of investing.

TIFF Mutual Funds

TIFF Investment Program, Inc. (TIP) is comprised of no-load mutual funds available primarily to foundations, endowments, other 501(c)(3) organizations, and certain other non-profit organizations meeting specified accreditation requirements. TIP consists of two mutual funds at present: TIFF Multi-Asset Fund (MAF) and TIFF Short-Term Fund (STF). TIFF Advisory Services, Inc. (TAS) serves as the investment advisor to the funds. MAF operates primarily on a multi-manager basis, and TAS has responsibility for the time-intensive task of selecting money managers and other vendors for the fund as well as for the all-important task of asset allocation. With respect to STF, TAS is responsible for the day-to-day management of all of the fund’s assets.

Financial Statements

TIP is pleased to provide this Annual Report for the year ended December 31, 2011. Additional discussion of the performance of the mutual funds described herein has been provided to members via the TIFF Marketable Investments quarterly reports during 2011. In early 2012, MAF launched its own quarterly report. STF reporting is available at www.tiff.org.

For Further Information

As always, we welcome the opportunity to discuss any aspect of TIFF’s services as well as answer any questions about these financial reports. For further information about TIFF, please call us at 610-684-8200 or visit www.tiff.org.

February 28, 2012

Copyright © 2012 • All rights reserved • This report is intended for institutional investors only and may not be reproduced or distributed without written permission from TIFF.

TIFF Multi-Asset Fund
December 31, 2011
Portfolio Management Review (unaudited)

Performance Review

TIFF Multi-Asset Fund (MAF) fell short of achieving a positive return for the year ended December 31, 2011, one marked by high volatility in capital markets and divergent signals about future economic growth. MAF returned -1.70% during calendar year 2011 before the deduction of entry and exit fees. For the same period, the fund’s primary performance benchmark, CPI + 5%, returned +8.10%, and its secondary benchmark, the MAF Constructed Index (CI), returned -1.29%. By comparison, the MSCI All Country World (ACW) Index, the broad-based global securities market index presented as a benchmark in MAF’s prospectus and in this annual report in accordance with applicable regulatory requirements, returned -7.35% during calendar year 2011. For complete, annualized performance data, see the table on page 4.

Investor concerns about the debt burdens of many developed nations in Europe as well as the mounting debt load of the United States government continued unabated in 2011. Robust economic growth and job creation remained elusive, and a natural disaster in Japan, the world’s third-largest economy, created a further brake on growth. Equities, the main driver of MAF’s total return segment, proved to be a particularly difficult investment arena in 2011 for active managers of capital because of the pronounced tendency of many individual stocks to trade in close correlation with broad stock markets during the year. Picking winners was not easy.

MAF underperformed the CI by 0.41% (before deduction of entry and exit fees) during 2011. While TIFF Advisory Service’s (TAS) asset allocation decisions were generally a positive influence on performance, stock selection by MAF’s underlying managers detracted from performance and outweighed the contribution of asset allocation. Some underlying managers outperformed their respective benchmarks but too few to propel the fund to outperform the CI for the year.

During 1Q, all six market indices included in the CI registered modest gains. Given the uncertainties of the market environment, MAF’s positioning was defensive in nature, and the fund was underweight the higher-returning segments. The devastating earthquake and tsunami that struck Japan in March — causing widespread destruction, significant loss of life, and broad nuclear safety concerns — also were a drag on performance. Many (but not all) of MAF’s Japanese stocks fell in the post-quake period, offering an opportunity to allocate more capital to Mission Value Partners, an MAF manager that focuses on Japanese equities. MAF did so in the belief that selected Japanese stock holdings offered attractive real return opportunities with risks that differed materially from the risks facing much of the global equity market. MAF’s manager roster grew in 1Q through an investment in a fund managed by Hong Kong-based Azentus Capital Management, which pursues absolute returns primarily through long and short positions in the equity of companies domiciled in or having significant economic exposure to Asia. TAS continues to like the opportunity set for long/short investing in Asia, especially with a team that is based in the region and that TAS perceives to be especially skillful. As of year-end, Azentus stewarded approximately 1% of MAF’s capital.

In 2Q, MAF’s positioning remained essentially unchanged, with the fund’s tilts versus the CI at -7% for total return assets and +7% for hedging assets at quarter-end. During the quarter, MAF redeemed fully from a fund managed by Regiment Capital Management, a manager that had generated respectable risk-adjusted returns from high-yield bond investing. TAS decided to redeem in part because of the constraints imposed by MAF’s structure on its ability to invest capital in funds with liquidity windows that extend beyond seven days.

During 3Q, anxiety among investors over the soundness of the debt of large and small nations in Europe and the future of Europe’s common currency rose significantly, and in the US, the rating agency Standard & Poor’s downgraded long-dated US Treasury debt from AAA to AA+. The S&P 500 Index, representing primarily large capitalization US stocks, declined 13.87% in the quarter, and European stocks, represented by the Euro Stoxx 50 Index, which tracks large-company stocks in the euro zone, plunged 23.12% in local currency terms. MAF entered the quarter positioned to protect capital, with roughly 18% of fund assets in cash equivalents (Treasury bills and overnight deposits). As a result, MAF proved to be less vulnerable to the broad sell-off, declining 8.69% before the deduction of entry and exit fees, or 1.13% less than the 9.82% decline in the CI. The sharp moves in equity markets made TAS’s asset allocation role more challenging and required some rebalancing of the fund’s assets. As the global stocks, high yield bonds, commodities, and REITs segments of

TIFF Multi-Asset Fund
December 31, 2011

the portfolio declined, TAS added equity exposure through the purchase of stock index futures contracts. On the manager front, MAF redeemed its available capital from a fund managed by Och-Ziff Capital Management at quarter-end. The multi-strategy manager represented less than a 1% allocation in MAF.

The final quarter of the year saw little relief from the high volatility of the earlier quarters, and superior stock selection by MAF’s underlying managers failed to materialize. Thus, the fund was unable to overcome its performance deficit for the full year against the CI. The quarter was significant in one respect that TAS believes will impact future returns. After considerable study and due diligence, TAS set in motion significant new allocations of capital — one to a newcomer to the fund’s manager roster, OVS Capital Management, and the other to a familiar name, Lansdowne Partners Limited Partnership. TAS executed the fresh allocations as of January 1, 2012 on the belief that these two managers have the demonstrated ability to identify stocks trading at attractive valuations, or securities that otherwise offer attractive risk/reward tradeoffs. Moreover, the new relationships were structured without lockups on MAF’s capital, which means we hope these accounts will consume little of the 15% of MAF’s capital that normally is allocated to so-called “illiquid” assets (i.e., those that cannot be disposed of in the ordinary course of business in seven days at approximately the price at which MAF carries them on its books).

Strategy Overview

The fund seeks to achieve a total return (price appreciation plus dividends and interest income) that, over a majority of market cycles, exceeds ination plus 5% per annum by employing a globally diversied portfolio. Such diversication is designed to constitute a hedge against catastrophic losses during times when the fund’s main engine of growth — its total return segment — may be misring. MAF’s asset mix is designed not to outperform the best-performing asset class in any given year but rather to produce satisfactory real returns over time periods appropriate to perpetual life charities. The fund rebalances segment weights in a manner designed to exploit capital markets’ mean-reverting tendencies while being cognizant of trading costs. MAF generally maintains its desired alignment of exposures versus the CI by deploying equity futures, currency futures, Treasury futures, and swaps as needed. On occasion, the fund has used options as a hedging device when pricing is deemed attractive.

Outlook

MAF entered 2012 with asset segment weights tilted modestly away from global stocks and high yield bonds and modestly toward cash and other hedging assets, reecting TAS’s continuing view that the preservation of purchasing power and the maintenance of a substantially hedged portfolio is a prudent position for the fund given current market and economic conditions. However, TAS also entered 2012 with the view that pockets of opportunity exist for investors with sufficiently long time horizons. Where we can partner with talented investors to attempt to exploit such opportunities on MAF’s behalf, we will do so. To the extent we’re successful in allocating additional capital from MAF to external managers during 2012, we expect the roughly one-third of MAF’s portfolio that was invested in ination-linked bonds and Treasury bills at year-end 2011 to shrink.

We remind ourselves frequently of two facts that are fundamental to all we do: the future cannot be known, and many of MAF’s 421 members (as of December 31, 2011) have allocated substantial fractions of their endowed assets to the fund. These facts compel us to do our utmost to invest the fund’s capital in ways that balance the risks between the potential for short-term losses and the need to achieve long-term returns sufficient to help members preserve the purchasing power of their endowments across generations.

Fund holdings and sector weightings are subject to change and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments for complete holdings information. Current and future holdings are subject to risk. Diversification does not ensure a profit or protect against loss in declining markets.

TIFF Multi-Asset Fund
December 31, 2011

Performance data quoted represent past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 610-684-8200 or visiting www.tiff.org.

The fund invests in illiquid securities. The fund invests in non-US securities, which may entail political, economic, and currency risks different from those of US securities and may be issued by entities adhering to different accounting standards than those governing US issuers. Small capitalization stocks may entail different risks than larger capitalization stocks, including potentially lesser degrees of liquidity. The fund or certain of its money managers invest routinely and, at times, significantly in derivatives, certain of which are deemed by the SEC to be highly speculative. Short selling of securities may increase the potential for loss if the manager has difficulty covering a short position. Leverage may accelerate the velocity and magnitude of potential losses. The fund may invest in rated and unrated debt obligations of all investment grades, but not more than 20% may be invested in debt obligations rated below investment grade (i.e., having a rating lower than BBB by Standard & Poor’s or Baa by Moody’s) or unrated but deemed to be of similar quality. Bonds rated below investment grade are commonly referred to as “junk bonds.”

Fund Performance (unaudited)	Total return for the periods ended 12/31/11

	Calendar Year 2011	3-Year Annualized	5-Year Annualized	10-Year Annualized	Annualized Since Inception	Cumulative Since Inception
Before Deduction of Entry/Exit Fees	-1.70%	12.72%	3.78%	7.86%	7.90%	257.38%
After Deduction of Entry/Exit Fees	-2.69%	12.34%	3.57%	7.75%	7.83%	253.83%
MSCI ACW Index*	-7.35%	12.01%	-1.93%	4.24%	5.72%	153.78%
CPI + 5% per annum**	8.10%	7.50%	7.36%	7.59%	7.52%	236.93%
MAF Constructed Index***	-1.29%	11.86%	2.12%	6.35%	7.38%	229.68%

Total return assumes dividend reinvestment. MAF’s annualized expense ratio for calendar year 2010, including the fees and expenses associated with investments in acquired funds, was 1.59% (a regulatory mandate requires the use in this report of the same expense ratio as that appearing in the latest fund prospectus). The annualized expense ratio presented here and in MAF’s prospectus is a restated expense ratio and shows an estimate of what the fund’s expenses would have been in 2010 had the fee schedule in the new Advisory Agreement approved by MAF members on May 23, 2011, and the new Money Manager Agreements with OVS Capital Management LLP (“OVS”) and Lansdowne Partners Limited Partnership been in effect during 2010. With respect to OVS, the restated expense ratio shows only the effect of the asset-based portion of the fee schedule but not the performance-based portion of the fee schedule. Excluding the acquired fund fees and expenses, the restated expense ratio would be 0.99%. The expense ratios will differ for 2011.

Commencement of operations was March 31, 1995.   The fund assesses entry and exit fees of 0.50%, expressed as a percentage of the purchase or redemption amount, which fees are retained by the fund. Total return before deductions of entry and exit fees assumes there were no purchases or redemptions during the period. Total return after deductions of entry and exit fees assumes a single purchase of shares at the beginning of the period and a single redemption of shares at the end of the period.

*	The MSCI ACW (All Country World) IndexSM is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. MSCI ACW Index returns include reinvested dividends, gross of foreign withholding taxes through December 31, 2000 and net of foreign withholding taxes thereafter. Please note that this index is 100% stocks whereas MAF normally comprises multiple asset classes. Management considers the primary benchmark of the fund to be CPI + 5%. The MSCI ACW Index is presented as a benchmark for the fund solely to comply with SEC regulations. One cannot invest directly in an index.
**	The CPI (Consumer Price Index — All Urban Consumers) is a widely recognized measure of US inflation, representing changes in the prices paid by consumers for a representative basket of goods and services. CPI + 5% per annum was selected as the primary benchmark for MAF because, in the opinion of TIP’s directors, it reflects the two-fold objectives of maintaining an endowment’s purchasing power (i.e., keeping pace with inflation) while complying with the 5% payout requirement to which most MAF members are subject.
***	At December 31, 2011, the Constructed Index comprised segment benchmarks at the following weights: 51% blended global stocks index; 6% Barclays Capital High Yield 2% Issuer Capped Bond Index; 5% Dow Jones-UBS Commodity Index Total Return; 5% MSCI US REIT Index; 20% Barclays Capital US Government Inflation-Linked Bond Index; and 13% BofA Merrill Lynch US 6-Month Treasury Bill Index. Performance of the Constructed Index generated after June 30, 2009, is reduced by 20 basis points (or 0.20%) per annum, prorated monthly. This reduction reflects an estimate of the costs of investing in the Constructed Index’s segments through index funds or other instruments and is designed to facilitate a comparison of passive investment strategies to active portfolio management. (One cannot invest directly in an index and unmanaged indices do not incur fees and expenses.) The reported performance of the Constructed Index would increase in the absence of a 20 basis point reduction. The allocations, segment weights, and segment benchmarks of the Constructed Index have varied over time and the performance presented for the Constructed Index reflects the allocations, segment weights, and segment benchmarks that were in place at the time the performance was generated. The blended global stocks index is calculated by TAS and comprised of the MSCI World Index (W) and the MSCI Emerging Markets Index (EM), weighted as follows: EM is 1.5 times the percentage weight of emerging markets in the MSCI ACW Index; W weight is 100% – EM weight.

TIFF Multi-Asset Fund
December 31, 2011
Performance of a $1,000,000 Investment (unaudited)	Ten-year period ended 12/31/11

Past performance is not a guarantee of future results.

The fund’s performance assumes the reinvestment of all dividends and distributions and includes the effects of the current 0.50% entry and exit fees received by the fund, but does not reflect the deduction of taxes that a member subject to tax would pay on fund distributions or the redemption of fund shares.

Barclays Capital High Yield 2% Issuer Capped Bond Index.  The Barclays Capital High Yield 2% Issuer Capped Bond Index covers the US dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. To be eligible for this index, bonds must also have at least one year to maturity and at least $150 million outstanding. This index limits issuer exposures to 2% of the total market value of the index, and any excess market value is redistributed to the issuers below the cap on a pro rata basis. The index is rebalanced monthly.

Dow Jones-UBS Commodity Index Total Return.  The Dow Jones-UBS Commodity Index Total Return comprises exchange-traded futures contracts on 19 physical commodities. The index reflects the return on fully collateralized futures positions. Futures contracts are rolled prior to maturity. The index’s composition is based on contract liquidity and dollar-adjusted historical commodity production volumes adjusted as needed to limit exposure to any single commodity at an annual rebalancing date to a maximum of 15% and a minimum of 2%. Moreover, no related group of commodities (e.g., energy, precious metals, livestock or grains) may constitute more than one-third of the index’s weight at annual rebalancing dates.

MSCI US REIT Index.  MSCI US Reit Index is a free-float adjusted market capitalization-weighted index comprising investable equity real estate investment trusts (REITs), other than certain specialty equity REITs, and is designed to be a measure of real estate equity market performance. The index returns include reinvested dividends.

Barclays Capital US Government Inflation-Linked Bond Index.  Barclays Capital US Government Inflation-Linked Bond Index measures the performance of the US Treasury Inflation Protected Securities (“TIPS”) market. The index includes TIPS with one or more years to maturity on the index rebalancing date (the last calendar day of each month) and total outstanding issue size of $500 million or more. Bonds must be capital-indexed and linked to an eligible inflation index. The bonds are denominated in US dollars and pay coupon and principal in US dollars. The notional coupon of a bond must be fixed or zero and the bond must settle on or before the monthly rebalancing date.

BofA Merrill Lynch US 6-Month Treasury Bill Index.  BofA Merrill Lynch US 6-Month Treasury Bill Index comprises a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury bill that matures closest to, but not beyond, six months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. While the index will often hold the Treasury bill issued at the most recent or prior 6-month auction, it is also possible for a seasoned 6-month or 1-year bill to be selected. As of September 25, 2009, following an acquisition by Bank of America, the Merrill Lynch US 6-Month Treasury Bill Index was renamed the BofA Merrill Lynch US 6-Month Treasury Bill Index. The methodology is unchanged.

TIFF Multi-Asset Fund
December 31, 2011
Fund Expenses (unaudited)

As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including entry and exit fees; and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011 to December 31, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as entry fees or exit fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Including Interest and Dividend Expense**			Excluding Interest and Dividend Expense**
	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expense Paid During the Period* 7/1/11 – 12/31/11	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expense Paid During the Period* 7/1/11 – 12/31/11
1) Actual	$1,000	$949.10	$3.00	$1,000.00	$949.10	$2.70
2) Hypothetical	$1,000	$1,022.13	$3.11	$1,000.00	$1,022.43	$2.80
*	Expenses are equal to the fund’s annualized expense ratio of 0.61% (calculated over a six-month period, which may differ from the fund’s actual expense ratio for the full year), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Excluding interest and dividend expense, expenses incurred by the fund were 0.55%. The expense ratios do not include the fees and expenses associated with investments made in acquired funds; such fees and expenses are reflected in the acquired funds’ total return.
**	Interest expense is interest on reverse repurchase agreements (see Note 7); dividend expense is dividends paid on securities sold short.

Pro Forma Expense Information

As described in the section of this report entitled Approval of Money Manager Agreements with Lansdowne and OVS Capital, the TIP board approved new Money Manager Agreements with OVS Capital Management LLP (“OVS”) and Lansdowne Partners Limited Partnership at its December 12, 2011 meeting, effective as of January 1, 2012. Had the new money manager agreements been in place during the full six-month period, the annualized expense ratio including interest and dividend expense would have been 0.70% and the expenses paid under the actual and hypothetical scenarios would have been $3.44 and $3.57, respectively. Excluding interest and dividend expense, pro forma expenses incurred by the fund would have been 0.64% and the expenses paid under the actual and hypothetical scenarios would have been $3.14 and $3.26, respectively. These pro forma amounts show only the effect of the asset-based portion of OVS’s fee schedule but not the performance-based portion of the fee schedule. The expense ratios do not include the fees and expenses associated with investments made in commingled investment vehicles; such fees and expenses are reflected in the commingled investment vehicles’ total return.

TIFF Multi-Asset Fund
December 31, 2011
Financial Highlights

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
For a share outstanding throughout each period
Net asset value, beginning of year	$15.55	$14.39	$11.70	$16.65	$16.29
Income (loss) from investment operations
Net investment income (a)	0.26	0.19	0.18	0.40	0.44
Net realized and unrealized gain (loss) on investments	(0.54)	1.67	3.10	(4.68)	1.73
Total from investment operations	(0.28)	1.86	3.28	(4.28)	2.17
Less distributions from
Net investment income	(0.07)	(0.70)	(0.61)	(0.37)	(0.80)
Net realized gains	(0.54)	(0.01)	—	(0.05)	(1.03)
Return of capital	(0.13)	—	—	(0.28)	—
Total distributions	(0.74)	(0.71)	(0.61)	(0.70)	(1.83)
Entry/exit fee per share (a)	0.01	0.01	0.02	0.03	0.02
Net asset value, end of year	$14.54	$15.55	$14.39	$11.70	$16.65
Total return (b)	(1.70)%	13.18%	28.75%	(25.98)%	13.53%
Ratios/supplemental data
Net assets, end of year (000s)	$4,164,070	$3,876,799	$3,060,722	$2,079,472	$2,218,641
Ratio of expenses to average net assets (c)	0.67%	0.81%	0.65%	0.53%	0.70%
Ratio of expenses to average net assets, excluding interest and dividend expense (c)	0.61%	0.76%	0.60%	0.44%	0.60%
Ratio of net investment income to average net assets	1.66%	1.28%	1.40%	2.71%	2.54%
Portfolio turnover	42%	48%	90%	112%	71%

(a)	Calculation based on average shares outstanding.
(b)	Total return assumes dividend reinvestment and includes the effects of entry and exit fees received by the fund; however, it does not reflect the deduction of such fees from a member’s purchase or redemption transaction. Therefore, a member’s total return for the period, assuming a purchase at the beginning of the period and a redemption at the end of the period, would be lower by the amount of entry and exit fees paid by the member.
(c)	The expense ratio does not include the fees and expenses associated with investments made in acquired funds; such fees and expenses are reflected in the acquired funds’ total return.

See accompanying Notes to Financial Statements.

TIFF Multi-Asset Fund / Schedule of Investments*
December 31, 2011

	Number of Shares	Value
Investments — 104.3% of net assets
Common Stocks — 36.4%
US Common Stocks — 16.9%
Aerospace & Defense — 0.1%
General Dynamics Corp.	5,200	$345,332
Huntington Ingalls Industries, Inc. (a)	1,192	37,286
L-3 Communications Holdings, Inc.	2,900	193,372
Lockheed Martin Corp.	13,600	1,100,240
Northrop Grumman Corp.	22,140	1,294,747
Raytheon Co.	45,728	2,212,321
		5,183,298
Air Freight & Logistics — 0.3%
Expeditors International of Washington, Inc.	14,445	591,667
FedEx Corp.	100,000	8,351,000
United Parcel Service, Inc. (UPS), Class B	54,300	3,974,217
		12,916,884
Airlines — 0.1%
Delta Air Lines, Inc. (a)	375,245	3,035,732
US Airways Group, Inc. (a)	157,662	799,346
		3,835,078
Auto Components — 0.0%
Goodyear Tire & Rubber Co. (The) (a)	68,400	969,228
Automobiles — 0.0%
Fleetwood Enterprises, Inc. (a) (b) (c)	690,543	—
Beverages — 0.0%
Constellation Brands, Inc., Class A (a)	58,698	1,213,288
Monster Beverage Corp. (a)	4,600	423,844
		1,637,132
Biotechnology — 0.0%
Celgene Corp. (a)	5,700	385,320
Gilead Sciences, Inc. (a)	26,700	1,092,831
		1,478,151
Capital Markets — 0.2%
Ameriprise Financial, Inc.	2,763	137,155
Federated Investors, Inc., Class B	28,378	429,927
Legg Mason, Inc.	129,046	3,103,556
Northern Trust Corp.	126,500	5,016,990
		8,687,628
Chemicals — 0.4%
Airgas, Inc.	3,300	257,664
Calgon Carbon Corp. (a)	293,100	4,604,601
Eastman Chemical Co.	18,000	703,080
HB Fuller Co.	167,000	3,859,370
Monsanto Co.	29,872	2,093,131
Mosaic Co. (The)	26,000	1,311,180
Scotts Miracle-Gro Co. (The), Class A	39,080	1,824,645
Sherwin-Williams Co. (The)	1,672	149,260
Solutia, Inc. (a)	100,600	1,738,368
		16,541,299
Commercial Banks — 0.4%
CIT Group, Inc. (a)	50,470	1,759,889
Fifth Third Bancorp	60,500	769,560
Huntington Bancshares Inc.	399,922	2,195,572

	Number of Shares	Value
KeyCorp	98,300	$755,927
M&T Bank Corp.	14,796	1,129,527
PNC Financial Services Group, Inc.	18,500	1,066,895
Regions Financial Corp.	244,300	1,050,490
Synovus Financial Corp.	360,900	508,869
Wells Fargo & Co.	297,433	8,197,253
		17,433,982
Commercial Services & Supplies — 0.1%
KAR Auction Services, Inc. (a)	287,132	3,876,282
Pitney Bowes, Inc.	8,200	152,028
Viad Corp.	91,650	1,602,042
		5,630,352
Communications Equipment — 0.0%
Cisco Systems, Inc.	67,100	1,213,168
Computers & Peripherals — 0.4%
Apple, Inc. (a)	8,700	3,523,500
Dell, Inc. (a)	866,890	12,682,601
Hewlett-Packard Co.	14,968	385,575
		16,591,676
Construction & Engineering — 0.0%
Fluor Corp.	6,900	346,725
Consumer Finance — 0.1%
American Express Co.	63,982	3,018,031
Capital One Financial Corp.	14,500	613,205
Discover Financial Services	37,000	888,000
		4,519,236
Distributors — 0.1%
Genuine Parts Co.	42,200	2,582,640
Diversified Consumer Services — 0.1%
Apollo Group, Inc., Class A (a)	17,800	958,886
Ascent Media Corp., Series A (a)	713	36,163
K12, Inc. (a)	39,004	699,732
Sotheby’s	61,661	1,759,188
		3,453,969
Diversified Financial Services — 0.3%
Bank of America Corp.	796,375	4,427,845
Citigroup, Inc.	126,709	3,333,714
JPMorgan Chase & Co.	68,256	2,269,512
Moody’s Corp.	13,023	438,614
		10,469,685
Diversified Telecommunication Services — 0.2%
AT&T, Inc.	184,100	5,567,184
Cincinnati Bell, Inc. (a)	36,295	109,974
Level 3 Communications, Inc. (a)	59,169	1,005,281
Verizon Communications, Inc.	46,700	1,873,604
		8,556,043
Electric Utilities — 0.2%
Edison International	129,000	5,340,600
Entergy Corp.	12,300	898,515
Exelon Corp.	3,100	134,447
		6,373,562
Electrical Equipment — 0.2%
Babcock & Wilcox Co. (a)	212,600	5,132,164
Generac Holdings, Inc. (a)	95,300	2,671,259
		7,803,423

TIFF Multi-Asset Fund / Schedule of Investments*
December 31, 2011

	Number of Shares	Value
Electronic Equipment, Instruments & Components — 0.1%
Checkpoint Systems, Inc. (a)	234,800	$2,568,712
Jabil Circuit, Inc.	6,700	131,722
		2,700,434
Energy Equipment & Services — 0.4%
Baker Hughes, Inc.	59,287	2,883,720
Cameron International Corp. (a)	37,700	1,854,463
Dril-Quip, Inc. (a)	21,300	1,401,966
National Oilwell Varco, Inc.	39,700	2,699,203
Schlumberger Ltd. (Netherlands Antilles)	41,600	2,841,696
Tidewater, Inc.	114,500	5,644,850
		17,325,898
Food & Staples Retailing — 0.7%
Costco Wholesale Corp.	110,581	9,213,609
CVS Caremark Corp.	24,700	1,007,266
Kroger Co. (The)	155,490	3,765,968
SUPERVALU, Inc.	48,734	395,720
Sysco Corp.	169,200	4,962,636
Wal-Mart Stores, Inc.	124,800	7,458,048
Walgreen Co.	22,100	730,626
		27,533,873
Food Products — 0.5%
ConAgra Foods, Inc.	224,600	5,929,440
Dean Foods Co. (a)	66,100	740,320
H.J. Heinz Co.	100,100	5,409,404
Kraft Foods, Inc.	120,000	4,483,200
Ralcorp Holdings, Inc. (a)	50,800	4,343,400
		20,905,764
Health Care Equipment & Supplies — 0.1%
Baxter International, Inc.	99,500	4,923,260
Health Care Providers & Services — 1.0%
Aetna, Inc.	26,400	1,113,816
AmerisourceBergen Corp.	23,100	859,089
Brookdale Senior Living, Inc. (a)	697,114	12,122,812
Cardinal Health, Inc.	22,900	929,969
CIGNA Corp.	16,300	684,600
Emeritus Corp. (a)	471,137	8,249,609
Health Management Associates, Inc., Class A (a)	81,989	604,259
Humana, Inc.	11,300	989,993
McKesson Corp.	8,300	646,653
UnitedHealth Group, Inc.	75,200	3,811,136
VCA Antech, Inc. (a)	252,243	4,981,799
WellPoint, Inc.	126,062	8,351,608
		43,345,343
Hotels, Restaurants & Leisure — 0.3%
Brinker International, Inc.	95,900	2,566,284
MGM Resorts International (a)	195,513	2,039,201
Starwood Hotels & Resorts Worldwide, Inc.	61,900	2,969,343
Wyndham Worldwide Corp.	22,900	866,307
Yum! Brands, Inc.	76,490	4,513,675
		12,954,810

	Number of Shares	Value
Household Durables — 0.3%
American Greetings Corp., Class A	128,404	$1,606,334
Beazer Homes USA, Inc. (a)	363,227	900,803
Cavco Industries, Inc. (a)	4,504	180,430
KB Home	588,380	3,953,914
Lennar Corp., Class A	280,600	5,513,790
Mohawk Industries, Inc. (a)	2,007	120,119
PulteGroup, Inc. (a)	289,058	1,823,956
Standard Pacific Corp. (a)	46,733	148,611
		14,247,957
Household Products — 0.2%
Kimberly-Clark Corp.	1,900	139,764
Procter & Gamble Co. (The)	93,500	6,237,385
		6,377,149
Industrial Conglomerates — 0.2%
3M Co.	27,300	2,231,229
General Electric Co.	301,100	5,392,701
		7,623,930
Insurance — 0.7%
Aflac, Inc.	6,800	294,168
American International Group, Inc. (a)	71,480	1,658,336
Berkshire Hathaway, Inc., Class B (a)	79,105	6,035,711
Chubb Corp.	13,000	899,860
Everest Re Group Ltd.	71,600	6,020,844
Loews Corp.	215,000	8,094,750
MBIA, Inc. (a)	278,710	3,230,249
Mercury General Corp.	25,103	1,145,199
		27,379,117
Internet & Catalog Retail — 0.4%
Amazon.com, Inc. (a)	47,227	8,174,994
Blue Nile, Inc. (a)	62,321	2,547,682
Liberty Interactive Corp., Series A (a)	80,766	1,309,621
Priceline.com, Inc. (a)	9,395	4,394,135
		16,426,432
Internet Software & Services — 0.1%
AOL, Inc. (a)	1,656	25,005
eBay, Inc. (a)	76,908	2,332,620
Sohu.com, Inc. (a)	4,100	205,000
		2,562,625
IT Services — 0.4%
Alliance Data Systems Corp. (a)	21,375	2,219,580
Amdocs Ltd. (a)	21,400	610,542
DST Systems, Inc.	33,448	1,522,553
Forrester Research, Inc. (a)	28,320	961,181
Gartner Group, Inc., Class A (a)	112,620	3,915,797
Hackett Group, Inc. (The) (a)	29,100	108,834
International Business Machines Corp. (IBM)	9,900	1,820,412
Lender Processing Services, Inc.	214,000	3,224,980
Mastercard, Inc.	1,000	372,820
Sapient Corp.	125,925	1,586,655
Visa, Inc., Class A	7,900	802,087
		17,145,441
Life Sciences Tools & Services — 0.1%
PerkinElmer, Inc.	226,600	4,532,000

TIFF Multi-Asset Fund / Schedule of Investments*
December 31, 2011

	Number of Shares	Value
Machinery — 0.2%
Caterpillar, Inc.	1,700	$154,020
CIRCOR International, Inc.	79,000	2,789,490
Cummins, Inc.	4,400	387,288
Deere & Co.	4,500	348,075
John Bean Technologies Corp.	202,800	3,117,036
		6,795,909
Media — 1.4%
AMC Networks, Inc. (a)	48,035	1,805,155
Cablevision Systems Corp.	485,824	6,908,417
CBS Corp., Class A (b)	26,466	732,579
CBS Corp., Class B	116,698	3,167,184
CC Media Holdings, Inc., Class A (a)	88,498	388,506
Comcast Corp., Class A	22,300	528,733
DIRECTV, Class A (a)	245,909	10,515,069
Discovery Communications, Inc., Series A (a)	14,432	591,279
Discovery Communications, Inc., Series C (a)	2,239	84,410
Interpublic Group of Companies, Inc. (The)	441,175	4,292,633
Liberty Global, Inc., Series A (a)	145,944	5,988,082
Liberty Global, Inc., Series C (a)	108,244	4,277,803
Liberty Media Corp. — Liberty Capital, Series A (a)	21,159	1,651,460
Live Nation, Inc. (a)	505,109	4,197,456
Madison Square Garden, Inc., Class A (a)	40,644	1,164,044
Time Warner Cable, Inc.	13,600	864,552
Time Warner, Inc.	63,811	2,306,130
Viacom, Inc.	22,100	1,003,561
Walt Disney Co. (The)	168,000	6,300,000
		56,767,053
Metals & Mining — 0.1%
Freeport-McMoRan Copper & Gold, Inc.	96,800	3,561,272
Walter Energy, Inc.	20,600	1,247,536
		4,808,808
Multi-Utilities — 0.0%
Public Service Enterprise Group, Inc.	22,800	752,628
Sempra Energy	4,100	225,500
		978,128
Multiline Retail — 0.0%
Family Dollar Stores, Inc.	6,400	369,024
Office Electronics — 0.1%
Xerox Corp.	99,542	792,355
Zebra Technologies Corp., Class A (a)	58,272	2,084,972
		2,877,327
Oil, Gas & Consumable Fuels — 1.4%
Alpha Natural Resources, Inc. (a)	97,200	1,985,796
Bill Barrett Corp. (a)	123,700	4,214,459
Chesapeake Energy Corp.	633,200	14,114,028
Chevron Corp.	46,200	4,915,680
ConocoPhillips	23,100	1,683,297
Consol Energy, Inc.	61,810	2,268,427
Devon Energy Corp.	914	56,668
EOG Resources, Inc.	43,829	4,317,595
Exxon Mobil Corp.	42,100	3,568,396

	Number of Shares	Value
Hess Corp.	6,700	$380,560
Marathon Petroleum Corp.	83,350	2,774,721
Murphy Oil Corp.	18,800	1,047,912
Occidental Petroleum Corp.	19,900	1,864,630
Peabody Energy Corp.	55,400	1,834,294
Pioneer Natural Resources Co.	32,000	2,863,360
Southwestern Energy Co. (a)	134,600	4,299,124
Tesoro Corp. (a)	144,900	3,384,864
Ultra Petroleum Corp. (a)	62,600	1,854,838
Valero Energy Corp.	48,100	1,012,505
Whiting Petroleum Corp. (a)	34,500	1,610,805
		60,051,959
Personal Products — 0.1%
Estee Lauder Companies, Inc. (The), Class A	40,038	4,497,068
Herbalife Ltd.	9,100	470,197
		4,967,265
Pharmaceuticals — 0.6%
Bristol-Myers Squibb Co.	19,489	686,792
Johnson & Johnson	95,800	6,282,564
Merck & Co., Inc.	240,266	9,058,028
Pfizer, Inc.	374,157	8,096,758
		24,124,142
Professional Services — 0.1%
Heidrick & Struggles International, Inc.	8,606	185,373
Towers Watson & Co., Class A	54,930	3,291,955
		3,477,328
Real Estate Investment Trusts (REITs) — 2.7%
Alexander’s, Inc.	7,980	2,952,839
Annaly Capital Management, Inc.	87,700	1,399,692
AvalonBay Communities, Inc.	21,400	2,794,840
Boston Properties, Inc.	145,200	14,461,920
Brandywine Realty Trust	558,200	5,302,900
CBRE Group, Inc. (a)	216,335	3,292,619
CommonWealth REIT	211,000	3,511,040
Coresite Realty Corp.	332,600	5,926,932
Corporate Office Properties Trust	454,200	9,656,292
Douglas Emmett, Inc.	448,100	8,173,344
EastGroup Properties, Inc.	151,900	6,604,612
Essex Property Trust, Inc.	40,800	5,732,808
Health Care REIT, Inc.	91,100	4,967,683
Parkway Properties, Inc.	509,754	5,026,174
Pennsylvania Real Estate Investment Trust	270,951	2,828,728
Simon Property Group, Inc.	85,870	11,072,078
SL Green Realty Corp.	233,396	15,553,510
Sunstone Hotel Investors, Inc. (a)	69,000	1,562,850
		110,820,861
Real Estate Management & Development — 0.0%
Avatar Holdings, Inc. (a)	239,705	1,721,082
Road & Rail — 0.2%
CSX Corp.	9,700	204,282
J.B. Hunt Transport Services, Inc.	6,323	284,978
Kansas City Southern (a)	78,938	5,368,573
Norfolk Southern Corp.	6,241	454,719

TIFF Multi-Asset Fund / Schedule of Investments*
December 31, 2011

	Number of Shares	Value
Ryder System, Inc.	7,300	$387,922
Union Pacific Corp.	4,200	444,948
		7,145,422
Semiconductors & Semiconductor Equipment — 0.4%
Cabot Microelectronics Corp. (a)	110,586	5,225,189
Intel Corp.	302,400	7,333,200
LSI Corp. (a)	394,451	2,346,983
		14,905,372
Software — 0.3%
Activision Blizzard, Inc.	69,500	856,240
CA, Inc.	33,800	683,267
Microsoft Corp.	347,783	9,028,447
Symantec Corp. (a)	62,400	976,560
		11,544,514
Specialty Retail — 0.2%
AutoZone, Inc. (a)	2,800	909,916
BB Liquidating, Inc., Class B (a) (b)	146,876	1,484
Bed Bath & Beyond, Inc. (a)	10,000	579,700
Home Depot, Inc. (The)	92,700	3,897,108
Office Depot, Inc. (a)	21,156	45,485
Penske Automotive Group, Inc.	221,600	4,265,800
		9,699,493
Textiles, Apparel & Luxury Goods — 0.1%
Coach, Inc.	17,100	1,043,784
Hanesbrands, Inc. (a)	214,092	4,680,051
Nike, Inc.	3,600	346,932
		6,070,767
Thrifts & Mortgage Finance — 0.0%
MGIC Investment Corp. (a)	204,890	764,240
Washington Mutual, Inc. (a) (b)	33,600	1,811
		766,051
Tobacco — 0.2%
Altria Group, Inc.	36,812	1,091,476
Lorillard, Inc.	6,000	684,000
Philip Morris International, Inc.	59,941	4,704,170
		6,479,646
Wireless Telecommunication Services — 0.1%
MetroPCS Communications, Inc. (a)	21,700	188,356
NII Holdings, Inc., Class B (a)	65,991	1,405,608
United States Cellular Corp. (a)	89,090	3,886,997
		5,480,961
Total US Common Stocks (Cost $668,726,806)		702,058,304
Foreign Common Stocks — 19.5%
Australia — 0.5%
Alumina Ltd.	2,310,597	2,628,460
Amcor Ltd.	120,769	889,641
AMP Ltd.	513,203	2,132,354
Australia and New Zealand Banking Group Ltd.	45,301	949,329
BHP Billiton Ltd.	24,839	876,782
DuluxGroup Ltd.	18,959	55,968
Fortescue Metals Group Ltd.	351,752	1,541,092
Iluka Resources Ltd.	40,313	636,922
Orica Ltd.	18,831	467,073
QBE Insurance Group Ltd.	292,584	3,873,690

	Number of Shares	Value
Santos Ltd.	40,378	$504,415
Telstra Corp. Ltd.	870,845	2,964,191
Tishman Speyer Office Fund – REIT (a)	7,170,965	3,748,300
		21,268,217
Austria — 0.0%
Andritz AG	3,338	276,553
Conwert Immobilien Invest SE	28,200	312,785
Oesterreichische Post AG	8,410	253,796
		843,134
Bahamas — 0.0%
Ultrapetrol (Bahamas) Ltd. (a)	111,807	333,185
Belgium — 0.0%
Ageas, Strip VVPR (a) (b)	39,332	51
Anheuser-Busch InBev NV	22,969	1,402,775
		1,402,826
Bermuda — 0.1%
Lazard Ltd., Class A	128,533	3,355,997
Brazil — 0.3%
Diagnosticos da America SA	23,200	192,603
Embraer SA – ADR	15,269	385,084
Fibria Celulose SA – SPADR	24,500	190,365
HRT Participacoes em Petroleo SA (a)	11,841	3,596,527
Localiza Rent a Car SA	9,650	132,066
MRV Engenharia e Participacoes SA	29,300	167,144
Multiplan Empreendimentos Imobiliarios SA	10,700	219,161
Odontoprev SA	10,600	151,028
OGX Petroleo e Gas Participacoes SA (a)	22,673	164,783
Petroleo Brasileiro SA – ADR	173,900	4,321,415
Redecard SA	170,400	2,663,515
Vale SA – ADR	103,545	2,133,027
		14,316,718
Canada — 1.5%
AbitibiBowater, Inc. (a)	24,140	351,237
Ace Aviation Holdings, Inc., Class A (a)	125,246	1,310,550
Agrium, Inc.	9,800	657,678
Bank of Montreal	25,869	1,417,880
Barrick Gold Corp.	47,300	2,142,719
BCE, Inc.	41,063	1,711,849
Bell Aliant, Inc. (b) (c) (d) (e)	1,558	43,723
Bombardier, Inc., Class B	1,214,124	4,838,619
Canadian Natural Resources Ltd.	96,900	3,628,697
Catalyst Paper Corp. (a)	352,814	12,121
Chorus Aviation, Inc.	8,875	27,529
Encana Corp.	83,800	1,553,847
Fairfax Financial Holdings Ltd.	20,500	8,793,821
First Quantum Minerals Ltd.	278,000	5,471,313
Goldcorp, Inc.	58,100	2,578,357
Groupe Aeroplan, Inc.	69,166	810,643
Imperial Oil Ltd. – NYSE Shares	75,568	3,366,902
Imperial Oil Ltd. – TSE Shares	112,600	5,008,448
Kinross Gold Corp.	188,700	2,151,180
Nortel Networks Corp. (a)	22,767	376
Onex Corp.	50,866	1,656,671
Potash Corp. of Saskatchewan, Inc.	2,800	115,584
Research In Motion Ltd. (a)	14,700	213,150

TIFF Multi-Asset Fund / Schedule of Investments*
December 31, 2011

	Number of Shares	Value
Rogers Communications, Inc., Class B – TSE Shares	221,051	$8,516,566
Suncor Energy, Inc.	119,529	3,447,128
Teck Resources Ltd., Class B	72,909	2,565,668
Yellow Media, Inc.	25,361	4,605
		62,396,861
Chile — 0.1%
Enersis SA – SPADR	154,000	2,715,020
Vina Concha y Toro SA – SPADR	4,500	168,750
		2,883,770
China — 0.4%
Belle International Holdings Ltd.	1,875,000	3,285,628
China Construction Bank Corp., Class H	5,192,990	3,630,568
China Real Estate Information Corp. – ADR (a)	267,900	1,084,995
China Resources Enterprise Ltd.	104,231	354,895
China Shenhua Energy Co. Ltd.	650,500	2,822,576
Mindray Medical International Ltd. – ADR	13,435	344,473
Netease.com – ADR (a)	8,000	358,800
Tingyi Cayman Islands Holding Corp.	44,872	136,516
Tsingtao Brewery Co. Ltd., Class H	534,000	2,945,526
Want Want China Holdings Ltd.	175,376	175,451
Weiqiao Textile Co. Ltd.	240,863	120,619
		15,260,047
Denmark — 0.1%
Bang & Olufsen A/S, Class B (a)	9,300	87,437
Carlsberg A/S, Class B	8,463	597,717
Coloplast A/S, Class B	7,472	1,072,584
Danske Bank A/S (a)	18,694	238,066
GN Store Nord A/S (GN Great Nordic)	67,195	564,816
Novo Nordisk A/S, Class B	8,153	937,967
Topdanmark A/S (a)	1,198	186,296
Vestas Wind Systems A/S (a)	12,175	130,898
William Demant Holding A/S (a)	8,279	687,342
		4,503,123
Finland — 0.1%
Cargotec Oyj, B Shares	4,620	136,478
Metso Oyj	24,235	893,070
Nokia Oyj	21,630	104,522
Outokumpu Oyj	8,250	54,177
Sampo Oyj, Class A	50,941	1,262,188
Tieto Oyj	11,947	169,445
Wartsila Oyj Corp.	6,152	177,029
		2,796,909
France — 1.1%
Accor SA	200,000	5,040,292
Alcatel Lucent – SPADR (a)	39,116	61,021
Alstom SA	2,552	76,960
AXA SA	34,255	441,459
BNP Paribas	14,433	565,024
Carrefour SA	478,695	10,880,010
Edenred	8,118	199,023
Eurofins Scientific	2,928	213,230
France Telecom SA	323,382	5,060,843
GDF Suez, Strip VVPR (a) (b)	9,765	13
Groupe Eurotunnel SA	50,032	339,198

	Number of Shares	Value
Imerys SA	2,359	$108,066
Lafarge SA	216,000	7,546,998
Legrand SA	28,010	897,313
Neopost SA	6,561	440,785
SA des Ciments Vicat	2,311	132,155
Sanofi-Aventis	68,518	5,013,531
Societe BIC SA	4,751	420,643
Societe Generale, Class A	8,442	187,362
Technip SA	2,537	237,116
Thales SA	11,374	357,887
Total SA	151,734	7,744,654
		45,963,583
Germany — 0.6%
Adidas AG	2,870	186,676
Alstria Office AG – REIT	231,234	2,743,915
Axel Springer AG	3,468	149,030
BASF SE	21,235	1,480,955
Bayer AG	2,831	180,994
Bayerische Motoren Werke AG	11,512	769,637
Celesio AG	4,652	73,694
Daimler AG	24,210	1,062,727
Deutsche Bank AG	4,971	187,886
Deutsche Telekom AG	348,841	4,002,245
E.ON AG	31,104	668,618
Fresenius Medical Care AG & Co.	22,236	1,510,851
GEA Group AG	6,495	183,666
Hannover Rueckversicherung AG	4,069	201,826
RWE AG	253,100	8,866,699
SAP AG	14,736	779,141
Siemens AG	3,645	348,610
		23,397,170
Gibraltar — 0.0%
Bwin.Party Digital Entertainment plc	110,945	281,378
Hong Kong — 1.2%
Asia Satellite Telecommunications Holdings Ltd.	47,000	94,329
Beijing Enterprises Holdings Ltd.	448,805	2,699,123
Cheung Kong Holdings Ltd.	656,000	7,785,436
City Telecom HK Ltd. – ADR	5,300	55,650
Esprit Holdings Ltd.	1,520,669	1,960,014
First Pacific Co. Ltd.	3,501,200	3,642,361
Henderson Land Development Co. Ltd.	139,846	692,396
Hong Kong & Shanghai Hotels Ltd. (The)	948,448	1,047,966
Hong Kong Aircraft Engineering Co. Ltd. (b)	52,800	680,983
i-Cable Communications Ltd. (a)	2,031,000	103,190
Jardine Matheson Holdings Ltd.	190,600	8,951,956
Jardine Strategic Holdings Ltd.	380,500	10,516,096
Mandarin Oriental International Ltd.	277,000	415,779
Midland Holdings Ltd.	2,054,000	1,067,401
New World Development Ltd.	5,746,659	4,612,924
Next Media Ltd. (a)	1,930,000	169,107
Silver Grant International Ltd.	562,000	117,702
Sino-Forest Corp. (a) (b) (c)	177,500	58,368
SmarTone Telecommunications Holdings Ltd.	1,481,500	2,555,248
Television Broadcasts Ltd.	354,000	2,149,125

TIFF Multi-Asset Fund / Schedule of Investments*
December 31, 2011

	Number of Shares	Value
Texwinca Holdings Ltd.	151,087	$167,592
Wheelock & Co. Ltd.	554,000	1,370,830
		50,913,576
Hungary — 0.0%
OTP Bank plc	5,479	72,697
India — 0.1%
Axis Bank Ltd. – GDR	179,880	2,723,383
Infosys Ltd. – SPADR	3,965	203,722
Reliance Industries Ltd. – GDR (e)	88,168	2,345,269
		5,272,374
Indonesia — 0.2%
Ace Hardware Indonesia Tbk PT	82,000	37,096
Bank Pan Indonesia Tbk PT (a) (b)	24,363,721	2,095,443
Bank Rakyat Indonesia Persero Tbk PT	182,607	135,889
Citra Marga Nusaphala Persada Tbk PT	650,500	120,498
Gudang Garam Tbk PT	25,500	174,459
Indofood Sukses Makmur Tbk PT	2,534,000	1,285,238
Matahari Putra Prima Tbk PT (b)	7,430,400	754,198
Mayora Indah Tbk PT	21,500	33,783
Perusahaan Gas Negara (Persero) Tbk PT	7,016,700	2,459,752
Semen Gresik (Persero) Tbk PT	594,000	750,299
Sumber Alfaria Trijaya Tbk PT	5,328	2,321
		7,848,976
Ireland — 0.1%
CRH plc – LSE Shares	128,285	2,533,578
DCC plc	13,503	318,785
Experian plc	32,706	444,110
Governor & Co. of the Bank of Ireland (The) (a)	2,325,286	246,674
Independent News & Media plc (a)	98,700	26,184
Irish Bank Resolution Corp., Ltd. (a) (b)	38,180	—
Irish Continental Group plc (UNIT)	8,828	173,323
Paddy Power plc	11,055	635,458
		4,378,112
Israel — 0.1%
Teva Pharmaceutical Industries Ltd. – SPADR	115,400	4,657,544
Italy — 0.3%
Davide Campari-Milano SpA	28,457	189,143
Eni SpA	335,988	6,940,018
Fiat Industrial SpA (a)	67,882	578,355
Fiat SpA	67,732	309,740
Finmeccanica SpA	12,229	45,093
Intesa Sanpaolo SpA	67,161	111,551
Luxottica Group SpA	34,600	968,233
Luxottica Group SpA – SPADR	17,164	479,391
Saipem SpA	33,217	1,403,967
UniCredit SpA	19,274	158,905
		11,184,396
Japan — 5.3%
Alfresa Holdings Corp.	10,700	450,633
Astellas Pharma, Inc.	99,000	4,022,553
Bank of Yokohama Ltd. (The)	50,000	236,248
BML, Inc.	354,300	8,385,092
Calbee, Inc.	144,700	7,079,171
Canon, Inc.	75,000	3,318,666

	Number of Shares	Value
Chiba Bank Ltd. (The)	36,000	$231,754
Dai-ichi Life Insurance Co. Ltd. (The)	356	349,454
Daiichikosho Co. Ltd.	925,800	17,489,508
Dentsu, Inc.	15,600	475,340
Duskin Co. Ltd.	574,800	11,305,899
DyDo DRINCO, Inc.	190,000	7,532,792
East Japan Railway Co.	16,100	1,024,464
FP Corp.	154,800	10,010,555
Fujitsu Frontech Ltd.	7,100	46,623
Fujitsu Ltd.	33,000	171,229
Fukuoka Financial Group, Inc.	99,000	416,065
Hitachi Chemical Co. Ltd.	19,600	344,771
Hitachi Ltd.	166,000	870,100
Hitachi Metals Ltd.	16,000	173,746
Hoshizaki Electric Co. Ltd.	319,400	7,493,253
Hulic Co. Ltd.	521,000	6,069,468
Information Development Co.	8,700	57,735
Isetan Mitsukoshi Holdings Ltd.	45,200	473,349
JS Group Corp.	35,000	671,425
JX Holdings, Inc.	58,300	351,697
Kao Corp.	473,500	12,927,319
Kawasaki Heavy Industries Ltd.	27,000	67,217
Kinden Corp.	35,000	295,539
Kirin Holdings Co. Ltd.	31,000	376,636
Kyowa Hakko Kirin Co. Ltd.	33,000	403,587
Marui Group Co. Ltd.	36,400	283,359
Meiko Network Japan Co. Ltd.	519,000	4,657,021
Miraca Holdings, Inc.	225,400	8,979,797
Mitsubishi Corp.	19,200	387,168
Mitsubishi Estate Co. Ltd.	473,034	7,057,638
Mitsubishi UFJ Financial Group, Inc.	132,100	560,399
MOSHI MOSHI HOTLINE, Inc.	1,190,400	11,226,831
MS&AD Insurance Group Holdings	23,900	442,191
Nakanishi, Inc.	23,300	2,154,695
Namco Bandai Holdings, Inc.	24,950	355,028
Nintendo Co. Ltd.	42,900	5,914,060
Nippon Meat Packers, Inc.	30,000	373,007
Nippon Suisan Kaisha Ltd.	50,600	173,434
Nippon Telegraph & Telephone Corp.	25,200	1,279,819
NISSIN FOODS HOLDINGS CO. Ltd.	258,000	10,103,629
NKSJ Holdings, Inc.	90,200	1,767,106
Noritake Co. Ltd.	15,000	44,802
NSK Ltd.	36,000	233,420
NTT Data Corp.	175	558,303
NTT DoCoMo, Inc.	184	338,061
Obayashi Corp.	96,000	426,174
OLYMPUS Corp.	282,700	3,713,637
OMRON Corp.	15,100	303,058
Onward Holdings Co. Ltd.	34,000	249,406
Otsuka Holdings Co. Ltd.	15,300	430,320
Panasonic Corp.	12,600	106,911
Ryosan Co. Ltd.	4,600	97,379
Sansei Yusoki Co. Ltd.	493,500	2,506,503
Secom Co. Ltd.	304,800	14,048,034
Sekisui House Ltd.	41,000	363,002
Seven & I Holdings Co. Ltd.	176,380	4,911,111

TIFF Multi-Asset Fund / Schedule of Investments*
December 31, 2011

	Number of Shares	Value
Seven Bank Ltd.	7,436,600	$14,580,612
Shimizu Corp.	75,000	314,434
Shiseido Co. Ltd.	19,600	360,037
Sumitomo Electric Industries Ltd.	73,600	800,223
Sumitomo Forestry Co. Ltd.	34,800	306,758
Sumitomo Mitsui Financial Group, Inc.	33,900	943,138
Taiyo Nippon Sanso Corp.	25,000	174,226
TOKAI Corp. – Gifu	155,100	3,424,745
Tokio Marine Holdings, Inc.	132,700	2,935,334
Tokyo Electric Power Co., Inc. (The) (a)	16,400	38,962
Tokyo Electron Ltd.	10,600	538,539
Tokyo Gas Co. Ltd.	168,000	772,015
Tokyo Ohka Kogyo Co. Ltd.	6,200	123,143
Toppan Forms Co. Ltd.	9,800	74,874
Toyo Seikan Kaisha Ltd.	28,700	390,878
Toyo Suisan Kaisha Ltd.	11,000	266,435
Toyota Motor Corp.	35,900	1,194,779
Trend Micro, Inc.	77,600	2,316,878
West Japan Railway Co.	12,000	521,350
Yamada Denki Co. Ltd.	6,550	445,043
Yamatake Corp.	9,100	197,667
Yamato Holdings Co. Ltd.	36,100	607,788
ZOJIRUSHI Corp.	908,000	3,081,537
		221,576,586
Luxembourg — 0.1%
APERAM	222	3,109
ArcelorMittal	31,378	572,512
ArcelorMittal – NYSE Shares	147,500	2,683,025
Millicom International Cellular SA	1,703	170,528
Oriflame Cosmetics SA – SDR	9,999	314,705
		3,743,879
Malaysia — 0.4%
AMMB Holdings Berhad	1,339,275	2,515,076
British American Tobacco Malaysia Berhad	53,100	836,451
Carlsberg Brewery Malaysia Berhad	124,500	335,488
CIMB Group Holdings Berhad	2,047,038	4,797,764
Genting Berhad	42,100	145,848
Genting Malaysia Berhad	3,234,500	3,910,757
Malaysian Airline System Berhad (a)	1,016,700	417,149
Multi-Purpose Holdings Berhad	540,150	454,750
Sime Darby Berhad	608,506	1,766,788
UEM Land Holdings Berhad (a)	98,000	74,590
		15,254,661
Mexico — 0.1%
America Movil SA de CV, Series L – ADR	50,597	1,143,492
Bolsa Mexicana de Valores SAB de CV	93,800	148,685
Cemex SAB de CV – SPADR (a)	836,223	4,507,242
Fomento Economico Mexicano SAB de CV – SPADR	3,200	223,072
Genomma Lab Internacional SAB de CV (a)	103,527	199,640
Grupo Carso SAB de CV, Series A	61,300	148,432
Grupo Televisa SAB – SPADR	8,800	185,328
		6,555,891

	Number of Shares	Value
Mongolia — 0.1%
Mongolian Mining Corp. (a)	2,772,000	$2,099,935
Netherlands — 0.6%
Akzo Nobel NV	4,618	222,195
ASML Holding NV	5,114	214,323
Heineken NV	20,126	929,126
ING Groep NV – CVA (a)	460,883	3,284,359
Koninklijke (Royal) KPN NV	79,119	944,599
Koninklijke (Royal) Philips Electronics NV	326,784	6,847,936
Koninklijke Ahold NV	298,930	4,019,953
Koninklijke Boskalis Westminster NV – CVA	19,337	709,569
LyondellBasell Industries NV, Class A	58,500	1,900,665
Postnl NV	4,132	13,093
Randstad Holding NV	4,222	124,284
Reed Elsevier NV	170,129	1,978,715
Royal Dutch Shell plc, Class A – BATS Europe Shares	224	8,235
Royal Dutch Shell plc, Class A – Quote MTF Shares	91,881	3,343,055
Royal Dutch Shell plc, Class B	44,724	1,702,025
TNT Express NV	3,927	29,265
Wolters Kluwer NV	10,223	176,014
		26,447,411
New Zealand — 0.0%
Chorus Ltd. (a)	17,524	42,559
Telecom Corp. of New Zealand Ltd.	87,620	140,210
		182,769
Norway — 0.2%
DNB ASA	49,714	485,763
Norwegian Property ASA	1,812,300	2,227,869
Statoil ASA – SPADR	164,100	4,202,601
StatoilHydro ASA	18,591	476,154
Storebrand ASA	19,430	100,343
		7,492,730
Papua New Guinea — 0.1%
Oil Search Ltd.	356,955	2,276,735
Peru — 0.1%
Cia de Minas Buenaventura SA – ADR	76,300	2,925,342
Philippines (The) — 0.4%
ABS-CBN Holdings Corp. – PDR (b)	4,082,800	2,783,622
Ayala Corp.	777,359	5,519,451
Bank of the Philippine Islands	83,210	105,127
BDO Unibank, Inc.	392,420	528,516
DMCI Holdings, Inc.	1,783,500	1,690,240
Globe Telecom, Inc.	116,580	3,016,631
Jollibee Foods Corp.	881,090	1,821,222
Lopez Holdings Corp. (b)	10,425,974	1,217,609
SM Investments Corp.	32,850	438,186
Universal Robina Corp.	56,400	61,939
		17,182,543
Poland — 0.0%
Bank Pekao SA	4,247	172,957

TIFF Multi-Asset Fund / Schedule of Investments*
December 31, 2011

	Number of Shares	Value
Russia — 0.1%
Eurasia Drilling Co. Ltd. – GDR	4,111	$96,609
Gazprom OAO – SPADR	8,800	93,993
Globaltrans Investment plc – GDR	13,914	191,317
LSR Group – GDR	17,957	60,551
Lukoil OAO – SPADR	55,500	2,952,600
Sberbank of Russia – SPADR (a)	33,188	329,889
Sistema JSFC – GDR	9,435	158,602
		3,883,561
Singapore — 0.4%
CapitaLand Ltd.	2,969,644	5,045,835
Genting Singapore plc (a)	333,516	387,033
Global Yellow Pages Singapore Ltd. (b)	511,000	33,883
Great Eastern Holdings Ltd. (b)	220,000	2,136,538
GuocoLeisure Ltd. (b)	2,053,000	942,466
Singapore Telecommunications Ltd.	1,302,000	3,103,228
STATS ChipPAC Ltd. (a) (b)	2,622,000	910,559
United Industrial Corp. Ltd.	113,000	237,751
United Overseas Bank Ltd.	314,347	3,691,592
		16,488,885
South Africa — 0.5%
Anglo Platinum Ltd.	34,946	2,300,368
AngloGold Ashanti Ltd.	6,085	258,505
AngloGold Ashanti Ltd. – SPADR	32,758	1,390,577
City Lodge Hotels Ltd.	17,434	165,425
Clicks Group Ltd.	157,526	900,564
Discovery Holdings Ltd.	16,648	89,636
FirstRand Ltd.	420,458	1,077,445
Foschini Group Ltd. (The)	14,263	185,130
Gold Fields Ltd.	20,698	317,464
Hosken Consolidated Investments Ltd. (b)	446,810	4,565,715
JD Group Ltd.	91,762	549,789
JSE Ltd.	19,964	175,359
MMI Holdings Ltd.	69,817	147,877
Mondi Ltd.	3,148	22,272
Mpact Ltd. (a)	3,909	7,240
Murray & Roberts Holdings Ltd. (a)	35,308	111,925
Nedbank Group Ltd.	79,466	1,424,395
Remgro Ltd.	29,941	439,066
RMB Holdings Ltd.	459,355	1,550,029
RMI Holdings	472,800	784,060
Sasol Ltd. – SPADR	65,400	3,099,960
Steinhoff International Holdings Ltd. (a)	51,222	145,428
Sun International Ltd.	113,852	1,183,523
		20,891,752
South Korea — 0.2%
Hana Financial Group, Inc.	6,587	202,838
Hankook Tire Co. Ltd. (a)	10,062	394,193
Hyundai Mobis (a)	2,031	515,578
Hyundai Motor Co.	1,845	341,640
KB Financial Group, Inc.	37,502	1,184,201
Korea Electric Power Corp. (a)	710	15,760
NHN Corp.	1,278	234,123
POSCO	155	51,357
Samsung Electronics Co. Ltd.	6,556	6,021,855

	Number of Shares	Value
SK Telecom Co. Ltd.	914	$112,244
		9,073,789
Spain — 0.6%
Acciona SA	5,695	491,145
Acerinox SA	34,699	442,840
ACS, Actividades de Construccion y Servicios SA	236,000	6,985,980
Banco Santander SA	103,836	784,517
Banco Santander SA – SPADR	5,619	42,255
Distribuidora Internacional de Alimentacion SA (a)	17,218	77,718
Ferrovial SA	569,000	6,860,329
Iberdrola SA	347,483	2,166,912
Inditex SA	10,715	875,448
Inmobiliaria Colonial SA (a)	673,394	1,993,821
Mediaset Espana Comunicacion SA	46,556	264,303
Telefonica SA	246,465	4,253,435
Viscofan SA	10,619	394,269
		25,632,972
Sweden — 0.1%
Assa Abloy AB, Class B	44,955	1,125,827
CDON Group AB (a)	4,879	26,731
Hoganas AB, Class B	8,185	252,422
Investor AB, Class B	21,712	403,455
Modern Times Group AB, Class B	3,821	181,909
Nordea Bank AB	35,686	275,493
Svenska Handelsbanken AB, Class A	40,835	1,072,420
Swedish Match AB	17,363	616,220
Telefonaktiebolaget LM Ericsson, Class B	84,997	863,388
		4,817,865
Switzerland — 0.6%
ABB Ltd. (a)	5,700	107,234
ACE Ltd.	15,400	1,079,848
Adecco SA (a)	14,469	603,034
Clariant AG (a)	35,784	351,142
Compagnie Financiere Richemont SA	17,104	861,232
Geberit AG (a)	4,232	814,706
Glencore International plc	472,493	2,869,019
Helvetia Holding AG	459	144,088
Logitech International SA (a)	15,446	120,569
Nestle SA	9,654	554,263
Noble Corp. (a)	42,900	1,296,438
Novartis AG	114,663	6,550,276
Roche Holding AG	9,066	1,533,220
SGS SA	1,438	2,374,307
Sonova Holding AG (a)	2,970	310,595
Tyco International Ltd.	8,100	378,351
UBS AG (a)	127,718	1,517,072
Zurich Financial Services AG (a)	15,285	3,451,588
		24,916,982
Taiwan — 0.3%
Chunghwa Telecom Co. Ltd.	109,000	359,863
Chunghwa Telecom Co. Ltd. – ADR	88,602	2,948,674
Giant Manufacturing Co. Ltd.	16,000	61,825
Hon Hai Precision Industry Co. Ltd.	154,000	420,852
Taiwan Semiconductor Manufacturing Co. Ltd.	2,518,243	6,297,576

TIFF Multi-Asset Fund / Schedule of Investments*
December 31, 2011

	Number of Shares	Value
Taiwan Semiconductor Manufacturing Co. Ltd. – SPADR	36,889	$476,237
Uni-President Enterprises Corp.	438,756	640,226
		11,205,253
Thailand — 0.3%
Advanced Info Service PCL	333,500	1,485,158
Bangkok Bank PCL	451,700	2,347,284
BEC World PCL	87,542	124,862
Big C Supercenter PCL	89,300	339,651
GMM Grammy PCL (b)	1,401,500	799,588
Kasikornbank PCL	598,800	2,362,212
Land and Houses PCL	2,912,900	566,578
Major Cineplex Group PCL	165,700	67,750
Matichon PCL (b)	229,600	41,845
MBK PCL (b)	497,700	1,392,140
Siam Cement PCL	175,700	2,034,432
Siam Commercial Bank PCL (b)	91,400	333,154
Thanachart Capital PCL	1,436,900	1,218,291
		13,112,945
Turkey — 0.1%
BIM Birlesik Magazalar AS	4,432	122,873
Haci Omer Sabanci Holding AS	46,307	131,962
KOC Holding AS	151,396	454,135
Tupras Turkiye Petrol Rafinerileri AS	10,062	212,361
Turkiye Garanti Bankasi AS	818,504	2,544,318
Turkiye Garanti Bankasi AS – ADR	153,400	477,074
Turkiye Halk Bankasi AS	37,836	197,325
		4,140,048
United Kingdom — 2.1%
Admiral Group plc	24,341	321,636
Aggreko plc	3,681	114,821
AMEC plc	14,166	198,753
Anglo American plc – JSE Shares	3,089	113,848
Anglo American plc – LSE Shares	37,415	1,370,044
APR Energy plc (a)	66,019	1,022,959
Atrium European Real Estate Ltd.	134,585	612,234
Aviva plc	34,210	158,812
BAE Systems plc	136,105	600,108
Barclays plc	186,828	506,112
Barratt Developments plc (a)	52,977	76,051
Berkeley Group Holdings plc (UNIT) (a)	15,250	301,819
BG Group plc	344,675	7,350,994
BHP Billiton plc	92,850	2,699,714
BP plc	1,120,835	7,992,958
BP plc – SPADR	83,700	3,577,338
British American Tobacco plc	3,090	146,514
British Sky Broadcasting Group plc	15,460	175,678
Bunzl plc	38,883	532,050
Cable & Wireless Communications plc	431,826	255,561
Cable & Wireless Worldwide	297,988	74,918
Capita Group plc	95,414	930,486
Carnival plc	23,073	758,099
Carphone Warehouse Group plc	31,654	151,460
Centrica plc	35,432	159,022
Close Brothers Group plc	10,660	102,214
Compass Group plc	117,824	1,115,607

	Number of Shares	Value
Daily Mail & General Trust NV, Class A	13,359	$82,654
Devro plc	49,335	197,154
Diageo plc	67,612	1,475,357
Eurocastle Investment Ltd. (a)	83,992	6,479
G4S plc	117,783	495,758
Galiform plc (a)	527,329	820,917
GlaxoSmithKline plc	302,140	6,889,584
Hays plc	104,502	103,541
HMV Group plc	65,314	3,521
Homeserve plc	94,959	421,385
ICAP plc	90,548	487,130
IG Group Holdings plc	32,585	241,149
Informa plc	123,747	691,682
International Personal Finance	103,453	275,048
Intertek Group plc	47,062	1,481,667
Invensys plc	367,720	1,199,012
ITV plc	382,930	403,766
Jupiter Fund Management plc	43,653	146,541
Ladbrokes plc	60,018	121,043
Lloyds Banking Group plc (a)	4,572,000	1,826,109
Michael Page International plc	188,882	1,019,644
Millennium & Copthorne Hotels plc	26,536	167,191
Mondi plc	9,680	68,695
National Express Group plc	34,626	119,554
Next plc	9,360	397,569
Northgate plc (a)	12,754	37,973
Old Mutual plc	203,110	427,708
Paragon Group of Cos. plc	173,002	490,008
Petrofac Ltd.	8,819	196,944
Provident Financial plc	34,212	499,492
Reckitt Benckiser Group plc	24,114	1,188,298
Reed Elsevier plc	57,550	464,089
Rexam plc	76,774	420,114
Rightmove plc	36,236	698,102
Rio Tinto plc	17,159	830,401
Rolls-Royce Holdings plc (a)	258,230	2,982,675
Rolls-Royce Holdings plc, C Share Entitlement (a)	16,968,204	26,352
Royal Bank of Scotland Group plc (a)	392,103	124,306
Sage Group plc	180,974	825,841
Smith & Nephew plc	17,982	174,244
Smiths Group plc	27,695	391,743
Songbird Estates plc (a)	2,135,816	3,806,427
Sportingbet plc	280,772	136,980
Stagecoach Group plc	120,558	507,116
Standard Chartered plc	4,903	106,751
Sthree plc	44,142	154,736
TalkTalk Telecom Group plc	95,884	201,280
Tesco plc	194,672	1,218,659
Thomas Cook Group plc	440,832	100,497
Tui Travel plc	141,577	363,331
Unilever plc	135,467	4,547,139
Vedanta Resources plc	175,795	2,750,722
Vodafone Group plc	1,434,164	3,981,756
Vodafone Group plc – SPADR	121,000	3,391,630
WH Smith plc	5,199	42,811
Willis Group Holdings plc	156,000	6,052,800

TIFF Multi-Asset Fund / Schedule of Investments*
December 31, 2011

	Number of Shares	Value
Wolseley plc	13,905	$458,308
WPP plc	51,374	536,513
		88,697,706
Total Foreign Common Stocks (Cost $824,367,486)		812,103,790
Total Common Stocks (Cost $1,493,094,292)		1,514,162,094

	Interest Rate	Maturity Date	Principal Amount	Value
Convertible Bonds — 0.1%
Communications — 0.0%
Leap Wireless International, Inc.	4.500%	07/15/14	$500,000	$435,000
Consumer, Cyclical — 0.1%
AMR Corp. (g)	6.250%	10/15/14	506,000	107,525
Chesapeake Energy Corp.	2.500%	05/15/37	865,000	776,337
				883,862
Consumer, Non-cyclical — 0.0%
Amylin Pharmaceuticals, Inc.	3.000%	06/15/14	365,000	324,850
Diversified — 0.0%
Level 3 Communications, Inc.	6.500%	10/01/16	338,000	411,093
Sotheby’s	3.125%	06/15/13	107	121
US Airways Group, Inc.	7.250%	05/15/14	56,000	72,870
				484,084
Financial — 0.0%
SL Green Realty Corp. – REIT (e)	3.000%	03/30/27	318,000	316,013
Total Convertible Bonds (Cost $2,358,466)				2,443,809
Subordinated Convertible Notes — 0.0%
Financial — 0.0%
Eurocastle Investment Ltd. (b) (c) (d)	20.000%	09/30/19	168,000	43,487
Total Subordinated Convertible Notes (Cost $234,881)				43,487
Corporate Bonds — 2.5%
Basic Materials — 0.1%
Ashland, Inc.	9.125%	06/01/17	730,000	813,950
Cascades, Inc.	7.875%	01/15/20	465,000	451,050
CF Industries, Inc.	6.875%	05/01/18	105,000	120,225
CF Industries, Inc.	7.125%	05/01/20	570,000	674,025
Clearwater Paper Corp.	7.125%	11/01/18	115,000	119,600
Ferro Corp.	7.875%	08/15/18	205,000	206,025
FMG Resources August 2006 Pty Ltd. (e)	7.000%	11/01/15	1,740,000	1,757,400
Georgia-Pacific LLC (e)	5.400%	11/01/20	215,000	238,144
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC	9.000%	11/15/20	255,000	210,375

	Interest Rate	Maturity Date	Principal Amount	Value
LyondellBasell Industries NV (e)	6.000%	11/15/21	$220,000	$228,250
Momentive Performance Materials, Inc.	9.000%	01/15/21	341,000	259,160
Neenah Paper, Inc.	7.375%	11/15/14	390,000	390,975
				5,469,179
Communications — 0.5%
Catalina Marketing Corp. (e)	10.500%	10/01/15	475,000	473,812
CCO Holdings LLC/CCO Holdings Capital Corp.	7.250%	10/30/17	945,000	995,794
CCO Holdings LLC/CCO Holdings Capital Corp.	7.875%	04/30/18	1,315,000	1,402,119
CCO Holdings LLC/CCO Holdings Capital Corp.	8.125%	04/30/20	110,000	120,450
Cengage Learning Acquisitions, Inc. (e)	10.500%	01/15/15	405,000	290,588
Checkout Holding Corp. (e) (f)	0.000%	11/15/15	255,000	135,150
Cricket Communications, Inc.	10.000%	07/15/15	535,000	535,000
Cricket Communications, Inc.	7.750%	05/15/16	210,000	216,825
CSC Holdings, Inc.	7.875%	02/15/18	1,475,000	1,633,562
DISH DBS Corp.	7.875%	09/01/19	535,000	604,550
DISH DBS Corp.	6.750%	06/01/21	1,125,000	1,212,187
eAccess Ltd. (e)	8.250%	04/01/18	220,000	209,000
EH Holding Corp. (e)	6.500%	06/15/19	485,000	505,612
Equinix, Inc.	7.000%	07/15/21	225,000	237,375
Frontier Communications Corp.	8.250%	05/01/14	240,000	250,200
Frontier Communications Corp.	7.875%	04/15/15	555,000	562,631
Frontier Communications Corp.	8.250%	04/15/17	268,000	274,030
Frontier Communications Corp.	7.125%	03/15/19	125,000	121,875
GCI, Inc.	6.750%	06/01/21	180,000	175,500
Intelsat Jackson Holdings SA	9.500%	06/15/16	400,000	418,000
Intelsat Jackson Holdings SA (e)	7.250%	04/01/19	270,000	274,050
Intelsat Jackson Holdings SA	8.500%	11/01/19	290,000	307,400
Intelsat Jackson Holdings SA (e)	7.500%	04/01/21	535,000	541,019
Intelsat Luxembourg SA	11.500%	02/04/17	295,839	285,485
Intelsat Luxembourg SA (e)	11.500%	02/04/17	250,000	241,250

TIFF Multi-Asset Fund / Schedule of Investments*
December 31, 2011

	Interest Rate	Maturity Date	Principal Amount	Value
Mediacom Broadband LLC/Mediacom Broadband Corp.	8.500%	10/15/15	$1,295,000	$1,333,850
MetroPCS Wireless, Inc.	7.875%	09/01/18	575,000	582,906
MetroPCS Wireless, Inc.	6.625%	11/15/20	490,000	456,925
Quebecor Media, Inc.	7.750%	03/15/16	1,625,000	1,669,687
SBA Telecommunications, Inc.	8.000%	08/15/16	165,000	177,788
Sinclair Television Group, Inc. (e)	9.250%	11/01/17	305,000	332,450
Sitel LLC/Sitel Finance Corp.	11.500%	04/01/18	225,000	165,938
Sorenson Communications, Inc. (e)	10.500%	02/01/15	600,000	414,000
Sprint Nextel Corp. (e)	9.000%	11/15/18	825,000	866,250
Syniverse Holdings, Inc.	9.125%	01/15/19	650,000	685,750
UPCB Finance V Ltd. (e)	7.250%	11/15/21	230,000	232,875
Virgin Media Finance plc	9.500%	08/15/16	470,000	527,575
West Corp.	7.875%	01/15/19	430,000	426,775
Wind Acquisition Finance SA (e)	11.750%	07/15/17	320,000	286,400
Windstream Corp.	8.125%	09/01/18	400,000	428,500
Windstream Corp.	7.750%	10/15/20	355,000	366,981
Windstream Corp. (e)	7.500%	06/01/22	285,000	284,288
				21,262,402
Consumer, Cyclical — 0.3%
Affinia Group, Inc. (e)	10.750%	08/15/16	333,000	361,305
AMC Entertainment, Inc.	9.750%	12/01/20	360,000	342,000
ArvinMeritor, Inc.	8.125%	09/15/15	475,000	425,125
ArvinMeritor, Inc.	10.625%	03/15/18	415,000	390,100
BB Liquidating, Inc. (b) (c) (g)	9.000%	09/01/12	344,000	—
Caesars Entertainment Operating Co. Inc.	11.250%	06/01/17	850,000	902,062
Chrysler Group LLC/CG Co-Issuer, Inc. (e)	8.000%	06/15/19	395,000	361,425
CityCenter Holdings LLC/CityCenter Finance Corp. (e)	7.625%	01/15/16	110,000	112,750
Continental Airlines, Inc.	9.798%	04/01/21	246,743	251,678
Easton-Bell Sports, Inc.	9.750%	12/01/16	425,000	463,250
Ferrellgas LP / Ferrellgas Finance Corp.	6.500%	05/01/21	271,000	238,480
Ford Motor Co.	7.450%	07/16/31	955,000	1,146,000
Hanesbrands, Inc.	6.375%	12/15/20	350,000	355,250
Macy’s Retail Holdings, Inc.	5.900%	12/01/16	990,000	1,106,297
Macy’s Retail Holdings, Inc.	7.000%	02/15/28	25,000	28,641
Macy’s Retail Holdings, Inc.	6.700%	09/15/28	25,000	26,116

	Interest Rate	Maturity Date	Principal Amount	Value
MGM Resorts International	11.125%	11/15/17	$175,000	$199,500
MGM Resorts International	9.000%	03/15/20	265,000	293,487
Michaels Stores, Inc.	7.750%	11/01/18	825,000	833,250
NAI Entertainment Holdings LLC (e)	8.250%	12/15/17	101,000	106,808
Number Merger Sub, Inc. (e)	11.000%	12/15/19	565,000	570,650
Peninsula Gaming LLC	8.375%	08/15/15	400,000	424,000
Regal Cinemas Corp.	8.625%	07/15/19	350,000	378,000
Regal Entertainment Group	9.125%	08/15/18	185,000	198,412
Rite Aid Corp.	9.750%	06/12/16	205,000	224,475
Rite Aid Corp.	10.375%	07/15/16	165,000	175,313
Sally Holdings LLC / Sally Capital, Inc. (e)	6.875%	11/15/19	210,000	219,450
Starwood Hotels & Resorts Worldwide, Inc.	7.150%	12/01/19	185,000	211,594
Tenneco, Inc.	8.125%	11/15/15	50,000	52,000
Tenneco, Inc.	7.750%	08/15/18	100,000	106,000
TRW Automotive, Inc. (e)	7.250%	03/15/17	1,305,000	1,396,350
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.	7.750%	08/15/20	790,000	876,900
				12,776,668
Consumer, Non-cyclical — 0.3%
ACCO Brands Corp.	10.625%	03/15/15	255,000	283,688
Alere, Inc.	9.000%	05/15/16	345,000	348,450
American Renal Holdings	8.375%	05/15/18	535,000	561,750
ARAMARK Corp.	8.500%	02/01/15	520,000	533,000
ARAMARK Holdings Corp. (e)	8.625%	05/01/16	245,000	252,350
Biomet, Inc.	10.000%	10/15/17	95,000	102,600
BioScrip, Inc.	10.250%	10/01/15	345,000	340,687
Cenveo Corp.	7.875%	12/01/13	270,000	211,950
CHS/Community Health Systems, Inc.	8.875%	07/15/15	503,000	519,347
Constellation Brands, Inc.	7.250%	09/01/16	785,000	862,519
Deluxe Corp.	7.375%	06/01/15	95,000	96,188
Fresenius Medical Care US Finance, Inc. (e)	6.500%	09/15/18	90,000	94,275
HCA, Inc.	6.375%	01/15/15	960,000	978,000
HCA, Inc.	6.500%	02/15/20	1,795,000	1,862,312
Health Management Associates, Inc. (e)	7.375%	01/15/20	191,000	198,640
Healthsouth Corp.	7.250%	10/01/18	860,000	853,550
Iron Mountain, Inc.	7.750%	10/01/19	535,000	565,094
National Money Mart Co.	10.375%	12/15/16	180,000	192,150
Radiation Therapy Services, Inc.	9.875%	04/15/17	380,000	284,050
Reynolds Group Escrow (e)	8.750%	10/15/16	240,000	252,600

TIFF Multi-Asset Fund / Schedule of Investments*
December 31, 2011

	Interest Rate	Maturity Date	Principal Amount	Value
Reynolds Group Issuer, Inc./ Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg (e)	7.875%	08/15/19	$160,000	$167,200
Service Corp. International	6.750%	04/01/16	550,000	595,375
Service Corp. International	7.625%	10/01/18	231,000	256,988
Service Corp. International	7.000%	05/15/19	440,000	463,100
STHI Holding Corp. (e)	8.000%	03/15/18	80,000	82,200
Tenet Healthcare Corp.	10.000%	05/01/18	1,225,000	1,399,562
Valeant Pharmaceuticals International (e)	6.750%	08/15/21	810,000	781,650
				13,139,275
Energy — 0.3%
Alpha Natural Resources, Inc.	6.000%	06/01/19	145,000	140,650
Alpha Natural Resources, Inc.	6.250%	06/01/21	96,000	93,120
Antero Resources Finance Corp.	9.375%	12/01/17	325,000	351,000
Antero Resources Finance Corp. (e)	7.250%	08/01/19	330,000	338,250
Arch Coal, Inc.	7.250%	10/01/20	160,000	163,600
Basic Energy Services, Inc.	7.125%	04/15/16	450,000	451,125
Basic Energy Services, Inc.	7.750%	02/15/19	115,000	115,863
Berry Petroleum Co.	10.250%	06/01/14	350,000	395,937
El Paso Corp.	7.000%	06/15/17	1,200,000	1,314,782
El Paso Corp.	6.500%	09/15/20	405,000	437,803
El Paso Corp.	7.750%	01/15/32	90,000	103,950
Energy Transfer Equity LP	7.500%	10/15/20	770,000	841,225
Harvest Operations Corp. (e)	6.875%	10/01/17	765,000	791,775
Kinder Morgan Finance Co. LLC (e)	6.000%	01/15/18	211,000	214,693
MarkWest Energy Partners LP / MarkWest Energy Finance Corp.	6.250%	06/15/22	341,000	356,345
Newfield Exploration Co.	6.625%	04/15/16	795,000	818,850
Newfield Exploration Co.	7.125%	05/15/18	95,000	101,413
Newfield Exploration Co.	5.750%	01/30/22	285,000	307,800
Peabody Energy Corp.	7.375%	11/01/16	995,000	1,094,500
Peabody Energy Corp. (e)	6.000%	11/15/18	235,000	239,700
Peabody Energy Corp.	6.500%	09/15/20	285,000	299,250
Petroleum Development Corp.	12.000%	02/15/18	50,000	54,250
Pioneer Natural Resources Co.	6.650%	03/15/17	480,000	531,104

	Interest Rate	Maturity Date	Principal Amount	Value
Pioneer Natural Resources Co.	6.875%	05/01/18	$775,000	$876,506
Range Resources Corp.	6.750%	08/01/20	290,000	321,900
Range Resources Corp.	5.750%	06/01/21	800,000	866,000
Rosetta Resources, Inc.	9.500%	04/15/18	305,000	329,400
Transocean, Inc.	5.050%	12/15/16	110,000	112,318
Transocean, Inc.	6.375%	12/15/21	330,000	350,751
				12,413,860
Financial — 0.5%
Ally Financial, Inc.	7.500%	09/15/20	1,540,000	1,555,400
CIT Group, Inc.	7.000%	05/01/15	913	915
CIT Group, Inc. (e)	7.000%	05/04/15	816,000	817,020
CIT Group, Inc.	7.000%	05/01/16	856	856
CIT Group, Inc. (e)	7.000%	05/02/16	194,000	193,758
CIT Group, Inc.	7.000%	05/01/17	799	799
CIT Group, Inc. (e)	7.000%	05/02/17	1,767,000	1,764,791
CIT Group, Inc. (e)	6.625%	04/01/18	232,000	240,120
Community Choice Financial, Inc. (e)	10.750%	05/01/19	465,000	460,350
Credit Acceptance Corp.	9.125%	02/01/17	660,000	689,700
Dolphin Subsidiary II, Inc. (e)	7.250%	10/15/21	290,000	313,200
Entertainment Properties Trust – REIT	7.750%	07/15/20	1,750,000	1,839,591
Fibria Overseas Finance Ltd. (e)	7.500%	05/04/20	493,000	481,908
Ford Motor Credit Co. LLC	8.000%	12/15/16	1,980,000	2,246,526
Ford Motor Credit Co. LLC	8.125%	01/15/20	450,000	529,681
Hartford Financial Services Group, Inc. (VRN)	8.125%	06/15/38	725,000	717,750
Host Hotels & Resorts, LP – REIT	6.875%	11/01/14	500,000	510,000
Host Hotels & Resorts, LP – REIT	6.000%	11/01/20	850,000	869,125
International Lease Finance Corp.	5.650%	06/01/14	1,750,000	1,671,250
International Lease Finance Corp.	8.625%	09/15/15	610,000	625,250
International Lease Finance Corp.	5.750%	05/15/16	216,000	200,349
International Lease Finance Corp.	6.250%	05/15/19	455,000	420,324
LBG Capital NO. 1 plc (e)	7.875%	11/01/20	945,000	716,310
MBNA Capital A	8.278%	12/01/26	355,000	329,263
NB Capital Trust IV	8.250%	04/15/27	600,000	552,000
Offshore Group Investments Ltd.	11.500%	08/01/15	630,000	681,187
Provident Funding Associates (e)	10.250%	04/15/17	1,355,000	1,263,537
SLM Corp.	6.250%	01/25/16	230,000	223,670
SLM Corp.	8.450%	06/15/18	769,000	792,070
SLM Corp.	8.000%	03/25/20	156,000	157,560

TIFF Multi-Asset Fund / Schedule of Investments*
December 31, 2011

	Interest Rate	Maturity Date	Principal Amount	Value
TMX Finance LLC / TitleMax Finance Corp. (Issued 10/31/11)	13.250%	07/15/15	$170,000	$187,000
TMX Finance LLC / TitleMax Finance Corp. (Issued 5/20/11)	13.250%	07/15/15	600,000	660,000
				21,711,260
Industrial — 0.2%
ACL I Corp. (e)	10.625%	02/15/16	443,887	359,548
Ball Corp.	7.125%	09/01/16	50,000	54,375
Ball Corp.	7.375%	09/01/19	70,000	76,650
Ball Corp.	5.750%	05/15/21	421,000	440,998
BE Aerospace, Inc.	6.875%	10/01/20	770,000	839,300
Case New Holland, Inc.	7.875%	12/01/17	1,265,000	1,429,450
CPM Holdings, Inc.	10.625%	09/01/14	380,000	404,700
Crown Americas LLC / Crown Americas Capital Corp. II	7.625%	05/15/17	510,000	556,537
Crown Americas LLC / Crown Americas Capital Corp. III	6.250%	02/01/21	160,000	167,200
Darling International, Inc.	8.500%	12/15/18	155,000	172,050
Esterline Technologies Corp.	7.000%	08/01/20	570,000	601,350
Huntington Ingalls Industries, Inc. (e)	6.875%	03/15/18	596,000	584,080
Huntington Ingalls Industries, Inc. (e)	7.125%	03/15/21	225,000	220,500
JM Huber Corp. (e)	9.875%	11/01/19	590,000	619,500
Marquette Transportation Co./Marquette Transportation Finance Corp.	10.875%	01/15/17	385,000	387,888
Owens Corning, Inc.	9.000%	06/15/19	360,000	429,499
Owens-Brockway Glass Container, Inc.	7.375%	05/15/16	360,000	394,200
TransDigm, Inc.	7.750%	12/15/18	800,000	860,000
				8,597,825
Technology — 0.2%
CDW LLC/CDW Finance Corp.	11.000%	10/12/15	7,000	7,350
CDW LLC/CDW Finance Corp.	11.500%	10/12/15	7,268	7,631
CDW LLC/CDW Finance Corp.	8.000%	12/15/18	715,000	745,387
CDW LLC/CDW Finance Corp.	8.500%	04/01/19	432,000	435,240
Emdeon, Inc. (e)	11.000%	12/31/19	730,000	763,762
Fidelity National Information Services, Inc. (e)	7.625%	07/15/17	150,000	161,625
First Data Corp. (e)	8.250%	01/15/21	190,000	170,050
First Data Corp. (e)	8.750%	01/15/22	190,000	163,400
Freescale Semiconductor, Inc.	8.875%	12/15/14	107,000	109,675
Freescale Semiconductor, Inc. (e)	9.250%	04/15/18	1,035,000	1,106,156

	Interest Rate	Maturity Date	Principal Amount	Value
Freescale Semiconductor, Inc.	10.750%	08/01/20	$67,000	$69,848
IMS Health, Inc. (e)	12.500%	03/01/18	420,000	472,500
Seagate HDD Cayman	6.875%	05/01/20	870,000	893,925
Seagate Technology HDD Holdings, Inc.	6.800%	10/01/16	505,000	540,350
SunGard Data Systems, Inc.	10.250%	08/15/15	330,000	341,963
SunGard Data Systems, Inc.	7.375%	11/15/18	576,000	589,680
SunGard Data Systems, Inc.	7.625%	11/15/20	195,000	200,363
				6,778,905
Utilities — 0.1%
AES Corp. (The)	8.000%	10/15/17	1,055,000	1,160,500
Calpine Corp. (e)	7.250%	10/15/17	590,000	619,500
Calpine Corp. (e)	7.500%	02/15/21	325,000	347,750
GenOn Energy Inc.	7.875%	06/15/17	420,000	405,300
Intergen NV (e)	9.000%	06/30/17	525,000	552,562
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc. (e)	11.500%	10/01/20	405,000	343,744
				3,429,356
Total Corporate Bonds (Cost $100,828,328)				105,578,730
Asset-Backed Securities — 0.5%
Aames Mortgage Investment Trust, Ser. 2005-4, Class M1 (FRN) (STEP)	0.999%	10/25/35	1,500,000	1,323,504
Ace Securities Corp., Ser. 2005-HE7, Class A2D (FRN) (STEP) (b)	0.624%	11/25/35	400,000	279,104
Asset Backed Funding Certificates, Ser. 2005-AQ1, Class A6 (STEP)	4.780%	06/25/35	1,408,122	1,350,329
Bear Stearns Asset Backed Securities Trust
Ser. 2005-4, Class M1 (FRN) (STEP)	0.794%	01/25/36	3,947,667	3,363,676
Ser. 2006-HE1, Class 1A2 (FRN) (STEP)	0.514%	12/25/35	236,724	227,558
Carrington Mortgage Loan Trust, Ser. 2005-NC5, Class A2 (FRN)	0.614%	10/25/35	237,875	219,069
Countrywide Asset-Backed Certificates
Ser. 2004-1, Class 3A (FRN) (STEP)	0.854%	04/25/34	293,688	228,588
Ser. 2004-12, Class MV3 (FRN) (STEP)	0.954%	03/25/35	2,400,000	1,769,825

TIFF Multi-Asset Fund / Schedule of Investments*
December 31, 2011

	Interest Rate	Maturity Date	Principal Amount	Value
Ser. 2005-1, Class MV2 (FRN) (STEP)	0.734%	07/25/35	$576,609	$538,029
Ser. 2005-4, Class MV2 (FRN) (STEP) (b)	0.774%	10/25/35	3,500,000	2,308,943
Credit-Based Asset Servicing and Securitization, Ser. 2005-CB2, Class M1 (FRN) (STEP)	0.734%	04/25/36	47,226	41,171
Downey Savings & Loan Association Mortgage Loan Trust, Ser. 2004-AR3, Class B2 (FRN) (b)	1.385%	07/19/44	93,098	20,273
First Franklin Mortgage Loan Asset Backed Certificates
Ser. 2005-FF5, Class M1 (FRN) (STEP)	0.744%	03/25/35	834,546	780,845
Ser. 2005-FF10, Class A4 (FRN) (STEP)	0.614%	11/25/35	280,162	216,190
HSI Asset Securitization Corp. Trust, Ser. 2006-OPT2, Class 2A3 (FRN)	0.484%	01/25/36	518,786	447,939
Indymac Residential Asset Backed Trust, Ser. 2005-D, Class AII3 (FRN) (STEP)	0.544%	03/25/36	759,914	549,547
Long Beach Mortgage Loan Trust
Ser. 2005-1, Class M2 (FRN) (STEP)	0.824%	02/25/35	2,500,000	1,774,865
Ser. 2005-3, Class 2A2 (FRN) (STEP)	0.574%	08/25/45	596,497	575,223
Ser. 2005-WL2, Class M1 (FRN) (STEP)	0.764%	08/25/35	400,000	312,243
Ser. 2006-4, Class 2A3 (FRN) (b)	0.454%	05/25/36	891,946	237,522
Morgan Stanley ABS Capital I
Ser. 2002-HE3, Class A2 (FRN) (STEP)	1.374%	03/25/33	134,575	114,210
Ser. 2005-HE6, Class A2C (FRN) (STEP)	0.614%	11/25/35	623,792	489,517
New Century Home Equity Loan Trust, Ser. 2003-2, Class M2 (FRN) (STEP) (b)	3.294%	01/25/33	309,722	185,798

	Interest Rate	Maturity Date	Principal Amount	Value
Residential Asset Securities Corp.
Ser. 2004-KS9, Class AII4 (FRN) (STEP) (b)	0.894%	10/25/34	$106,712	$49,157
Ser. 2006-EMX8, Class 1A3 (FRN) (STEP) (b)	0.464%	10/25/36	700,000	232,871
Securitized Asset Backed Receivables LLC Trust, Ser. 2005-HE1, Class A3C (FRN) (STEP)	0.624%	10/25/35	70,454	61,306
Soundview Home Equity Loan Trust
Ser. 2005-OPT3, Class A4 (FRN) (STEP)	0.594%	11/25/35	1,985,030	1,820,380
Ser. 2005-OPT4, Class 2A3 (FRN)	0.554%	12/25/35	115,685	91,840
Specialty Underwriting & Residential Finance, Ser. 2005-BC4, Class A2B (FRN) (STEP)	0.524%	09/25/36	202,795	199,161
Washington Mutual, Inc., Ser. 2005-AR1, Class A3 (FRN) (STEP)	0.654%	01/25/45	228,385	148,984
Total Asset-Backed Securities (Cost $23,093,995)				19,957,667
Mortgage-Backed Securities – Private Issuers — 1.3%
American Home Mortgage Investment Trust
Ser. 2004-1, Class 4A (FRN)	2.801%	04/25/44	61,685	42,612
Ser. 2004-4, Class 4A (FRN)	2.746%	02/25/45	237,509	174,468
Ser. 2005-1, Class 6A (FRN)	2.801%	06/25/45	380,448	265,888
Banc of America Commercial Mortgage, Inc.
Ser. 2004-6, Class A3	4.512%	12/10/42	1,008,786	1,024,636
Ser. 2005-2, Class A4 (VRN)	4.783%	07/10/43	245,972	245,858
Ser. 2005-3, Class A3A	4.621%	07/10/43	1,610,000	1,637,950
Ser. 2006-6, Class A2	5.309%	10/10/45	1,203,637	1,202,434
Ser. 2007-4, Class A4 (VRN)	5.914%	02/10/51	2,705,000	2,959,906
Banc of America Funding Corp., Ser. 2004-B, Class 1A2 (FRN)	2.745%	12/20/34	150,085	88,711

TIFF Multi-Asset Fund / Schedule of Investments*
December 31, 2011

	Interest Rate	Maturity Date	Principal Amount	Value
Bear Stearns Commercial Mortgage Securities, Inc.
Ser. 2002-TOP6, Class A2	6.460%	10/15/36	$445,302	$446,607
Ser. 2007-PW17, Class A4 (VRN)	5.694%	06/11/50	1,169,000	1,287,203
Citigroup Mortgage Loan Trust, Inc., Ser. 2007-AR5, Class 1A2A (FRN)	4.076%	04/25/37	349,521	195,063
Citigroup/Deutsche Bank Commercial Mortgage Trust, Ser. 2007-CD5, Class A4 (VRN)	5.886%	11/15/44	4,000,000	4,433,368
GE Capital Commercial Mortgage Corp.
Ser. 2002-1A, Class A3	6.269%	12/10/35	542,356	544,515
Ser. 2007-C1, Class A3	5.481%	12/10/49	500,000	533,373
Greenwich Capital Commercial Funding Corp., Ser. 2005-GG3, Class A2	4.305%	08/10/42	685,446	685,011
GS Mortgage Securities Corp. II
Ser. 2007-GG10, Class A3 (VRN)	5.984%	08/10/45	4,000,000	4,160,380
Ser. 2007-GG10, Class A4 (VRN)	5.984%	08/10/45	4,000,000	4,343,944
Harborview Mortgage Loan Trust
Ser. 2004-7, Class 2A2 (FRN)	2.288%	11/19/34	69,250	46,306
Ser. 2005-9, Class 2A1A (FRN) (STEP)	0.625%	06/20/35	86,181	64,111
JP Morgan Chase Commercial Mortgage Securities Corp.
Ser. 2002-C1, Class A3	5.376%	07/12/37	788,828	796,418
Ser. 2004-CB8, Class A3	4.007%	01/12/39	806,873	813,903
Ser. 2005-LDP4, Class A3A1	4.871%	10/15/42	736,556	735,349
Ser. 2011-C5, Class A3	4.171%	08/15/46	4,000,000	4,283,236
LB-UBS Commercial Mortgage Trust
Ser. 2002-C1, Class A4	6.462%	03/15/31	1,098,605	1,099,810
Ser. 2003-C3, Class A4	4.166%	05/15/32	500,000	514,171
Ser. 2003-C8, Class A3	4.830%	11/15/27	284,403	288,488
Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser. 2007-8, Class A3 (FRN)	6.164%	08/12/49	4,000,000	4,341,156

	Interest Rate	Maturity Date	Principal Amount	Value
MLCC Mortgage Investors, Inc., Ser. 2004-D, Class A2 (FRN) (STEP)	0.835%	08/25/29	$122,525	$102,894
Morgan Stanley Capital I
Ser. 1998-HF2, Class G (e)	6.010%	11/15/30	70,213	70,175
Ser. 2007-HQ11, Class A31	5.439%	02/12/44	770,000	802,261
Ser. 2011-C1, Class A4 (VRN) (e)	5.033%	09/15/47	3,585,000	4,042,640
Ser. 2011-C3, Class A2	3.224%	07/15/49	800,000	828,238
Nomura Asset Securities Corp., Ser. 1998-D6, Class A3 (VRN)	7.527%	03/15/30	4,000,000	4,228,548
Structured Adjustable Rate Mortgage Loan Trust, Ser. 2005-19XS, Class 1A1 (FRN) (STEP)	0.614%	10/25/35	334,002	188,160
Structured Asset Securities Corp.
Ser. 2005-RF1, Class A (FRN) (b) (e)	0.644%	03/25/35	331,669	255,846
Ser. 2005-RF3, Class 1A (FRN) (b) (e)	0.644%	06/25/35	663,738	495,880
Wachovia Bank Commercial Mortgage Trust
Ser. 2005-C20, Class AMFX (VRN)	5.179%	07/15/42	2,033,000	2,133,268
Ser. 2006-C28, Class A2	5.500%	10/15/48	1,091,876	1,093,167
WF-RBS Commercial Mortgage Trust, Ser. 2011-C4, Class A4 (VRN) (e)	4.902%	06/15/44	2,440,000	2,699,374
Total Mortgage-Backed Securities — Private Issuers (Cost $50,935,704)				54,195,326
Mortgage-Backed Securities – US Government Agency Obligations — 0.7%
FHLMC
Pool #1B1349 (FRN)	2.569%	09/01/33	1,074,940	1,138,616
Pool #1M1044 (FRN)	2.291%	09/01/36	467,832	493,457
Pool #781697 (FRN)	2.482%	07/01/34	165,252	174,292
Pool #G18022	5.500%	11/01/19	1,465,071	1,591,569
Ser. 2002-2530, Class QI (FRN) (IO)	6.722%	01/15/32	155,517	27,432
Ser. 2005-2922, Class SE (FRN) (IO)	6.472%	02/15/35	334,646	62,242
Ser. 2005-2934, Class HI (IO)	5.000%	02/15/20	51,749	5,311

TIFF Multi-Asset Fund / Schedule of Investments*
December 31, 2011

	Interest Rate	Maturity Date	Principal Amount	Value
Ser. 2005-2934, Class KI (IO)	5.000%	02/15/20	$25,865	$2,481
Ser. 2005-2965, Class SA (FRN) (IO)	5.772%	05/15/32	870,504	117,350
Ser. 2005-2967, Class JI (IO)	5.000%	04/15/20	28,622	2,938
Ser. 2005-2980, Class SL (FRN) (IO)	6.422%	11/15/34	457,730	80,519
Ser. 2007-3308, Class S (FRN) (IO)	6.922%	03/15/32	1,001,570	160,179
Ser. 2008-3424, Class XI (FRN) (IO)	6.292%	05/15/36	565,098	112,457
Ser. 2008-3489, Class SD (FRN) (IO)	7.522%	06/15/32	451,537	84,211
Ser. 2010-3659, Class IE (IO)	5.000%	03/15/19	392,885	38,181
Ser. 2010-3685, Class EI (IO)	5.000%	03/15/19	885,710	76,585
Ser. 2010-3731, Class IO (IO)	5.000%	07/15/19	432,606	37,968
FHLMC Strip
Ser. 2004-227, Class IO (IO)	5.000%	12/01/34	216,005	31,833
Ser. 2005-232, Class IO (IO)	5.000%	08/01/35	98,541	14,823
Ser. 2005-233, Class 5 (IO)	4.500%	09/15/35	41,128	5,597
FNMA
Pool #685563 (FRN)	2.685%	01/01/33	240,906	254,809
Pool #693348 (FRN)	1.925%	02/01/33	1,580,054	1,652,266
Pool #739758 (FRN)	1.954%	08/01/33	208,687	217,977
Pool #801335 (FRN)	1.943%	09/01/34	704,474	739,767
Pool #806765 (FRN)	2.027%	11/01/34	193,572	203,499
Pool #815054 (FRN)	2.368%	04/01/35	272,719	287,562
Pool #828480 (FRN)	2.605%	06/01/35	167,988	178,147
Pool #831360	5.500%	03/01/21	244,132	268,339
Pool #834928 (FRN)	1.948%	07/01/35	1,755,344	1,842,517
Pool #841068	2.521%	11/01/34	1,014,284	1,076,792
Pool #847637 (FRN)	2.954%	01/01/34	140,113	148,524
Pool #865792	5.500%	03/01/21	173,983	189,005
Pool #879906 (FRN)	2.622%	10/01/33	866,786	919,984
Pool #880373 (FRN)	2.261%	02/01/36	1,388,728	1,462,303
Pool #889487 (FRN)	2.612%	08/01/35	222,426	235,047
Pool #894611 (FRN)	2.946%	03/01/36	1,415,186	1,510,496
Pool #894613 (FRN)	2.944%	03/01/36	1,118,217	1,193,629
Pool #985096	6.000%	12/01/38	834,614	924,860
Pool #991526	6.000%	11/01/38	256,509	284,255

	Interest Rate	Maturity Date	Principal Amount	Value
Pool #995651	6.000%	11/01/37	$655,959	$725,166
Ser. 2004-31, Class SG (FRN) (IO)	6.806%	08/25/33	382,735	55,634
Ser. 2004-49, Class SQ (FRN) (IO)	6.756%	07/25/34	265,619	51,584
Ser. 2004-51, Class SX (FRN) (IO)	6.826%	07/25/34	477,552	69,218
Ser. 2004-64, Class SW (FRN) (IO)	6.756%	08/25/34	1,197,779	223,318
Ser. 2004-66, Class SE (FRN) (IO)	6.206%	09/25/34	563,133	91,819
Ser. 2005-12, Class SC (FRN) (IO)	6.456%	03/25/35	795,376	143,258
Ser. 2005-45, Class SR (FRN) (IO)	6.426%	06/25/35	511,213	92,039
Ser. 2005-65, Class KI (FRN) (IO)	6.706%	08/25/35	2,372,450	453,427
Ser. 2006-3, Class SA (FRN) (IO)	5.856%	03/25/36	473,468	66,979
Ser. 2007-25, Class FA (FRN)	0.694%	04/25/37	1,048,558	1,045,852
Ser. 2008-34, Class SM (FRN) (IO)	6.456%	05/25/38	1,035,178	191,454
Ser. 2008-86, Class IO (IO)	4.500%	03/25/23	768,860	63,020
Ser. 2008-87, Class AS (FRN) (IO)	7.356%	07/25/33	2,382,853	396,405
Ser. 2010 Pool #AE5528	6.000%	11/01/22	2,033,665	2,164,494
Ser. 2010 Pool #AE5529	7.000%	11/01/22	1,224,640	1,349,641
Ser. 2010-29, Class KJ (IO)	5.000%	12/25/21	7,378,215	669,357
Ser. 2010-37, Class GI (IO)	5.000%	04/25/25	1,798,156	135,211
Ser. 2010-65, Class IO (IO)	5.000%	09/25/20	932,215	87,819
Ser. 2010-95, Class DI (IO)	4.500%	11/25/20	542,875	47,796
Ser. 2010-105, Class IO (IO)	5.000%	08/25/20	417,276	39,115
Ser. 2010-121, Class IO (IO)	5.000%	10/25/25	2,012,531	197,158
Ser. 2011-69, Class AI (IO)	5.000%	05/25/18	6,957,961	533,357
Ser. 2011-88, Class WI (IO)	3.500%	09/25/26	920,463	125,638
FNMA Strip
Ser. 2005-360, Class 2 (IO)	5.000%	08/01/35	639,080	94,331
Ser. 2005-365, Class 4 (IO)	5.000%	04/01/36	36,570	5,424
FNMA Whole Loan, Ser. 2002-W8, Class A3	7.500%	06/25/42	367,286	409,883

TIFF Multi-Asset Fund / Schedule of Investments*
December 31, 2011

	Interest Rate	Maturity Date	Principal Amount	Value
GNMA
Ser. 2003-11, Class S (FRN) (IO)	6.268%	02/16/33	$835,555	$135,147
Ser. 2011-94, Class IS (FRN) (IO)	6.418%	06/16/36	580,727	115,772
Total Mortgage-Backed Securities – US Government Agency Obligations (Cost $26,878,257)				27,627,135
Bank Loans — 0.0%
Ocwen Financial Corp. Incremental Term Loan B	7.000%	09/01/16	725,000	710,500
Texas Competitive Electric Holdings Co. LLC (FRN)	4.776%	10/10/17	1,526,120	964,355
Vertrue, Inc. (FRN) (g)	9.370%	08/14/15	455,000	4,550
Total Bank Loans (Cost $2,286,700)				1,679,405
US Treasury Notes/Bonds — 15.4%
US Treasury Inflation Indexed Bond (h)	2.375%	01/15/25	31,713,388	40,320,592
US Treasury Inflation Indexed Bond	1.750%	01/15/28	97,277,400	116,983,661
US Treasury Inflation Indexed Bond	2.500%	01/15/29	16,980,026	22,653,749
US Treasury Inflation Indexed Bond	3.375%	04/15/32	9,822,890	15,129,549
US Treasury Inflation Indexed Bond	2.125%	02/15/40	68,620,420	92,085,378
US Treasury Inflation Indexed Note	3.000%	07/15/12	12,593,800	12,864,365
US Treasury Inflation Indexed Note (h) (i)	0.625%	04/15/13	44,566,080	45,318,133
US Treasury Inflation Indexed Note (h)	1.250%	04/15/14	14,979,300	15,696,674
US Treasury Inflation Indexed Note (h)	0.500%	04/15/15	16,613,433	17,383,100
US Treasury Inflation Indexed Note	0.125%	04/15/16	15,387,750	16,041,729
US Treasury Inflation Indexed Note	2.625%	07/15/17	4,370,160	5,202,199
US Treasury Inflation Indexed Note	1.625%	01/15/18	58,366,440	66,464,784
US Treasury Inflation Indexed Note	1.375%	07/15/18	79,805,320	90,354,626
US Treasury Inflation Indexed Note (h)	2.125%	01/15/19	33,432,722	39,737,933
US Treasury Inflation Indexed Note	1.250%	07/15/20	33,017,622	37,346,034
US Treasury Inflation Indexed Note	1.125%	01/15/21	4,140,480	4,617,604
US Treasury Inflation Indexed Note	0.625%	07/15/21	5,023,350	5,373,809
Total US Treasury Notes/Bonds (Cost $549,318,658)				643,573,919

	Number of Shares	Value
Acquired Funds — 13.7%
Exchange-Traded Funds (ETFs) — 0.9%
Vanguard FTSE All-World ex-US ETF	100,000	$3,965,000
Vanguard MSCI Emerging Markets ETF	870,000	33,242,700
		37,207,700
Mutual Funds — 1.2%
PIMCO Commodity RealReturn Strategy Fund	7,822,180	51,157,056
Private Investment Funds (j) — 11.6%
Azentus Global Opportunities Fund, LP (a) (b) (c) (d)		37,353,521
Canyon Value Realization Fund, LP (a) (b) (c) (d)		51,636,242
Convexity Capital Offshore, LP (a) (b) (c) (d)		99,830,269
Farallon Capital Institutional Partners, LP (a) (b) (c) (d)		70,940,753
Joho Partners, LP (a) (b) (c) (d)		22,345,620
Lansdowne UK Equity Fund Ltd. (a) (b) (c) (d)	176,926	60,522,780
Lone Cascade, LP, Class G (a) (b) (c) (d)		7,223,747
Lone Cascade, LP, Class I (a) (b) (c) (d)		9,414,022
Lone Picea, LP, Class E (a) (b) (c) (d)		1,087,911
Lone Picea, LP, Class F (a) (b) (c) (d)		1,627,603
Lone Picea, LP, Class H (a) (b) (c) (d)		1,578,335
Lone Redwood, LP (a) (b) (c) (d)		11,875,633
Maverick Fund USA Ltd. (a) (b) (c) (d)		26,410,356
Nomad Investment Partnership LP, Class A (a) (b) (c) (d)		21,666,752
Nomad Investment Partnership LP, Class R (a) (b) (c) (d)		10,094,075
OZ Domestic Partners, LP (a) (b) (c) (d)		14,052,312
Theleme Fund Ltd. (a) (b) (c) (d)	320,000	34,490,341
		482,150,272
Total Acquired Funds (Cost $427,336,761)		570,515,028
Preferred Stocks — 0.3%
Citigroup Capital XIII, 7.875%, (United States)	22,000	573,320
GMAC Capital Trust I, 8.125%, (United States)	49,500	957,330
iStar Financial, Inc., Series E – REIT, 7.875%, (United States)	1,289	18,639
iStar Financial, Inc., Series F – REIT, 7.800%, (United States)	147,375	2,114,831
Malaysian Airline System Berhad, 30.000%, (Malaysia)	40,000	11,861
Petroleo Brasileiro SA, 0.560%, (Brazil)	229,600	2,679,876
SL Green Realty Corp., Series C – REIT, 7.625%, (United States)	47,900	1,193,189
Taubman Centers, Inc., Series H – REIT, 7.625%, (United States)	45,200	1,148,984
Vale SA, 0.980%, (Brazil)	132,700	2,728,496
Total Preferred Stocks (Cost $11,902,077)		11,426,526

TIFF Multi-Asset Fund / Schedule of Investments*
December 31, 2011

	Number of Contracts	Value
Warrants — 0.0%
Global Yellow Pages Ltd. Expiring 09/10/14 (Singapore) (a)	146,000	$112
NMDC Ltd. (Morgan Stanley) Expiring 03/25/15 (India) (a) (b)	343,881	1,041,907
Total Warrants (Cost $2,279,409)		1,042,019

Interest Rate		Maturity Date	Principal Amount	Value
Short-Term Investments — 33.4%
Repurchase Agreement — 12.9%
State Street Bank & Trust Co. issued on 12/30/11 (proceeds at maturity $535,446,194) (collateralized by US Treasury Bills, due 03/08/12 with a total principal value of $510,395,000 and a total market value of $510,289,103, and by US Treasury Notes, due 02/12/15 through 04/30/17 with a total principal value of $31,935,000 and a total market value of $35,896,702)
(Cost $535,445,599)	0.010%	01/03/12	$535,445,599	$535,445,599
US Treasury Bills — 20.5%
US Treasury Bill (k)		01/26/12	80,000,000	79,993,038
US Treasury Bill (i) (k)		03/08/12	75,000,000	74,997,300
US Treasury Bill (k)		03/29/12	80,000,000	79,996,160
US Treasury Bill (k)		04/12/12	90,000,000	89,995,590
US Treasury Bill (k)		04/19/12	90,000,000	89,994,690
US Treasury Bill (k)		04/26/12	120,000,000	119,991,480
US Treasury Bill (k)		05/03/12	80,000,000	79,993,280
US Treasury Bill (k)		05/10/12	80,000,000	79,991,440
US Treasury Bill (i) (k)		05/31/12	80,000,000	79,986,720
US Treasury Bill (k)		06/07/12	80,000,000	79,984,400
Total US Treasury Bills (Cost $854,875,818)				854,924,098
Total Short-Term Investments (Cost $1,390,321,417)				1,390,369,697
Total Investments — 104.3% (Cost $4,080,868,945)				4,342,614,842
Liabilities in Excess of Other Assets — (4.3)%				(178,544,882)
Net Assets — 100.0%				$4,164,069,960

	Number of Shares	Value
Securities Sold Short — (1.6)%
Common Stocks — (1.4)%
US Common Stocks — (1.2)%
Hotels, Restaurants & Leisure — (0.1)%
Marriott International Inc.	(97,300)	$(2,838,241)
Real Estate Investment Trusts (REITs) — (1.1)%
Alexandria Real Estate Equities, Inc.	(43,200)	(2,979,504)
BRE Properties, Inc.	(61,400)	(3,099,472)
Cedar Realty Trust, Inc.	(172,100)	(741,751)
Colonial Properties Trust	(76,600)	(1,597,876)
CubeSmart	(364,363)	(3,876,822)
Extra Space Storage, Inc.	(139,600)	(3,382,508)
First Potomac Realty Trust	(217,900)	(2,843,595)
Glimcher Realty Trust	(331,811)	(3,052,661)
Hospitality Properties Trust	(151,016)	(3,470,348)
Inland Real Estate Corp.	(177,200)	(1,348,492)
Kilroy Realty Corp.	(40,900)	(1,557,063)
LaSalle Hotel Properties	(61,600)	(1,491,336)
National Retail Properties, Inc.	(112,600)	(2,970,388)
Post Properties, Inc.	(120,200)	(5,255,144)
Realty Income Corp.	(108,800)	(3,803,648)
Strategic Hotels & Resorts, Inc. (a)	(273,000)	(1,466,010)
Sun Communities, Inc.	(94,700)	(3,459,391)
		(46,396,009)
Total US Common Stocks Sold Short (Proceeds $43,362,127)		(49,234,250)
Foreign Common Stocks — (0.2)%
Hong Kong — (0.0)%
Link (The) – REIT	(560,473)	(2,065,101)
Singapore — (0.1)%
City Developments Ltd.	(351,455)	(2,406,142)
United Kingdom — (0.1)%
Capital & Counties Properties plc	(524,900)	(1,502,908)
Land Securities Group plc – REIT	(118,700)	(1,167,032)
		(2,669,940)
Total Foreign Common Stocks Sold Short (Proceeds $7,374,030)		(7,141,183)
Total Common Stocks Sold Short (Proceeds $50,736,157)		(56,375,433)
Exchange-Traded Funds (ETFs) — (0.2)%
ProShares Ultra Real Estate	(106,000)	(5,406,000)
ProShares UltraShort Real Estate (a)	(28,400)	(1,043,984)
Total Exchange-Traded Funds Sold Short (Proceeds $6,426,559)		(6,449,984)
Total Securities Sold Short (Proceeds $57,162,715)		$(62,825,417)

TIFF Multi-Asset Fund / Schedule of Investments*
December 31, 2011
ADR	American Depositary Receipt
BATS	Better Alternative Trading System
CVA	Certificaaten van aandelen (share certificates)
FHLMC	Freddie Mac
FNMA	Fannie Mae
FRN	Floating Rate Note. Rate disclosed represents rate as of December 31, 2011.
FTSE	Financial Times Stock Exchange
GDR	Global Depositary Receipt
GNMA	Ginnie Mae
IO	Interest-Only Security
JSE	Johannesburg Stock Exchange
LSE	London Stock Exchange
MSCI	Morgan Stanley Capital International
MTF	Multilateral Trading Facility
NYSE	New York Stock Exchange
PDR	Philippine Depositary Receipt
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipts
SPADR	Sponsored ADR
STEP	A bond that pays an initial coupon rate for the first period, and a higher coupon rate for the following periods.
TSE	Toronto Stock Exchange
UNIT	A security with an attachment to buy shares, bonds, or other types of securities at a specific price before a predetermined date.
VRN	Variable Rate Note. Rate disclosed represents rate as of December 31, 2011.
VVPR	Verminderde Voorheffing Précompte Réduit (France dividend coupon)
*	Approximately 24% of the fund’s total investments are maintained to cover “senior securities transactions” which may include, but are not limited to forwards, TBAs, options, and futures. These securities are marked-to-market daily and reviewed against the value of the fund’s “senior securities” holdings to maintain proper coverage for the transactions.
(a)	Non income-producing security.
(b)	Illiquid Security. An illiquid security is a security that cannot be disposed of within seven days in the ordinary course of business at approximately the amount the fund has valued such security for the purposes of calculating the fund’s net asset value.
(c)	Security is valued in good faith under procedures established by the board of directors. The aggregate amount of securities fair valued amounts to $482,302,836, which represents 11.6% of the fund’s net assets.
(d)	Restricted Securities. The following restricted securities were held by the fund as of December 31, 2011, and were valued in accordance with the Valuation of Investments as described in Note 2. Such securities generally may be sold only in a privately negotiated transaction with a limited number of purchasers. The fund will bear any costs incurred in connection with the disposition of such securities. The fund monitors the acquisition of restricted securities and, to the extent that a restricted security is illiquid, will limit the purchase of such a restricted security, together with other illiquid securities held by the fund, to no more than 15% of the fund’s net assets. All of the below securities are illiquid, with the exception of Canyon Value Realization Fund, LP. TIP’s valuation committee has deemed 10% of Canyon Value Realization Fund, LP to be illiquid in accordance with procedures approved by the TIP board of directors. The below list does not include securities eligible for resale without registration pursuant to Rule 144A under the Securities Act of 1933 that may also be deemed restricted.

Investment	Date of Acquisition	Cost	Value
Azentus Global Opportunities Fund, LP	04/01/11	$40,000,000	$37,353,521
Bell Aliant, Inc.	07/11/06	46,436	43,723
Canyon Value Realization Fund, LP	12/31/97 – 04/03/06	23,797,935	51,636,242
Convexity Capital Offshore, LP	02/16/06 – 04/01/10	62,000,000	99,830,269
Eurocastle Investment Ltd.	06/19/09	234,881	43,487
Farallon Capital Institutional Partners, LP	04/01/95 – 01/04/10	42,746,139	70,940,753
Joho Partners, LP	01/03/07	15,000,000	22,345,620
Lansdowne UK Equity Fund Ltd.	06/01/06 – 10/01/09	51,000,000	60,522,780
Lone Cascade, LP, Class G	02/01/11	6,000,903	7,223,747
Lone Cascade, LP, Class I	01/03/06 – 01/02/08	7,787,098	9,414,022
Lone Picea, LP, Class E	01/02/09	964,000	1,087,911
Lone Picea, LP, Class F	01/03/05	1,617,000	1,627,603
Lone Picea, LP, Class H	01/02/03 – 01/02/04	1,315,000	1,578,335
Lone Redwood, LP	12/29/98	3,154,356	11,875,633
Maverick Fund USA Ltd.	01/03/06 – 10/01/07	20,000,000	26,410,356

TIFF Multi-Asset Fund / Schedule of Investments*
December 31, 2011

Investment	Date of Acquisition	Cost	Value
Nomad Investment Partnership LP, Class A	10/02/06	14,000,000	21,666,752
Nomad Investment Partnership LP, Class R	02/01/08	8,000,000	10,094,075
OZ Domestic Partners, LP	12/31/01 – 09/30/03	6,727,184	14,052,312
Theleme Fund Ltd.	02/01/10	32,000,000	34,490,341
Total (11.6% of net assets)			$482,237,482
(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(f)	Zero coupon bond.
(g)	Security in default.
(h)	Security or a portion thereof is held as collateral by the counterparty for reverse repurchase agreements. See Note 7 to the Notes to Financial Statements.
(i)	Security or a portion thereof is held as initial margin for financial futures contracts.
(j)	Portfolio holdings information of the Private Investment Funds is not available as of December 31, 2011. These positions are therefore grouped into their own industry classification.
(k)	Treasury bills do not pay interest, but rather are purchased at a discount and mature at the stated principal amount.

Summary Schedule of Investments

Short-Term Investments	33.4%
Foreign Common Stocks	19.5%
US Common Stocks	16.9%
US Treasury Notes/Bonds	15.4%
Private Investment Funds	11.6%
Corporate Bonds	2.5%
Mortgage-Backed Securities	2.0%
Mutual Funds	1.2%
Exchange-Traded Funds	0.9%
Asset-Backed Securities	0.5%
Preferred Stocks	0.3%
Convertible Bonds	0.1%
Bank Loans	< 0.1%
Warrants	< 0.1%
Subordinated Convertible Notes	< 0.1%
Total Investments	104.3%
Securities Sold Short	(1.6)%
Liabilities in Excess of Other Assets	(2.7)%
Net Assets	100.0%

TIFF Multi-Asset Fund / Schedule of Investments*
December 31, 2011

Financial Futures Contracts

Number of Contracts	Type	Initial Notional Value/(Proceeds)	Notional Value at December 31, 2011	Unrealized Appreciation/ (Depreciation)
	Long Financial Futures Contracts
	Interest Rate-Related
256	March 2012 5-Year US Treasury Note	$31,422,640	$31,554,000	$131,360
50	March 2012 30-Year US Treasury Bond	7,176,360	7,240,625	64,265
				195,625
	Foreign Currency-Related
206	March 2012 Australian Dollar	20,390,561	20,952,260	561,699
470	March 2012 British Pound	45,568,795	45,531,250	(37,545)
324	March 2012 Canadian Dollar	31,349,503	31,820,040	470,537
96	March 2012 Japanese Yen	15,434,547	15,612,000	177,453
219	March 2012 Swiss Franc	29,167,024	29,209,125	42,101
				1,214,245
	Equity-Related
393	January 2012 CAC 40 Index	15,593,681	16,101,012	507,331
30	March 2012 DAX Index	5,614,859	5,727,058	112,199
3,540	March 2012 Dow Jones EURO STOXX 50 Index	103,213,484	105,744,401	2,530,917
4,329	March 2012 S&P 500 e-Mini Index	265,692,947	271,125,270	5,432,323
276	March 2012 Topix Index	26,642,271	26,104,716	(537,555)
69	March 2012 TSE 60 Index	9,114,643	9,196,388	81,745
				8,126,960
				9,536,830
	Short Financial Futures Contracts
	Interest Rate-Related
(11)	March 2012 5-Year Interest Rate Swap	(1,233,605)	(1,242,484)	(8,879)
(68)	March 2012 10-Year Interest Rate Swap	(7,824,080)	(7,965,563)	(141,483)
(79)	March 2012 90-Day Eurodollar	(19,583,816)	(19,622,613)	(38,797)
(7)	March 2012 10-Year Ultra Long US Treasury Bond	(1,115,280)	(1,121,313)	(6,033)
(96)	March 2012 2-Year US Treasury Note	(21,161,760)	(21,172,500)	(10,740)
(99)	March 2012 10-Year US Treasury Note	(12,890,518)	(12,981,375)	(90,857)
(90)	June 2012 90-Day Eurodollar	(22,248,200)	(22,341,375)	(93,175)
(64)	September 2012 90-Day Eurodollar	(15,832,865)	(15,882,400)	(49,535)
(73)	December 2012 90-Day Eurodollar	(17,998,293)	(18,112,213)	(113,920)
(69)	March 2013 90-Day Eurodollar	(16,984,590)	(17,120,625)	(136,035)
(69)	June 2013 90-Day Eurodollar	(16,954,290)	(17,118,038)	(163,748)
(40)	September 2013 90-Day Eurodollar	(9,792,137)	(9,921,000)	(128,863)
(36)	December 2013 90-Day Eurodollar	(8,783,585)	(8,923,950)	(140,365)
(16)	March 2014 90-Day Eurodollar	(3,901,735)	(3,962,800)	(61,065)
(8)	June 2014 90-Day Eurodollar	(1,965,418)	(1,978,700)	(13,282)
(13)	September 2014 90-Day Eurodollar	(3,162,718)	(3,210,350)	(47,632)
(2)	December 2014 90-Day Eurodollar	(490,170)	(493,075)	(2,905)
(7)	June 2015 90-Day Eurodollar	(1,707,983)	(1,720,688)	(12,705)
				(1,260,019)
				$8,276,811

Forward Currency Contracts

Contract Settlement Date		Contract Amount		Unrealized Appreciation/ (Depreciation)
	Counterparty	Receive	Deliver
01/31/2012	State Street Bank & Trust Co.	US Dollar 7,218,212	Australian Dollar 6,893,000	$174,503
01/31/2012	State Street Bank & Trust Co.	US Dollar 4,182,344	Swiss Franc 3,746,000	185,153
				$359,656

TIFF Multi-Asset Fund / Schedule of Investments*
December 31, 2011

Swap Contracts

Expiration Date	Counterparty	Interest Rate Received (Paid)	Reference Entity	Currency	Notional Value	Upfront Premiums Paid	Unrealized Appreciation/ (Depreciation)
Credit Default Swap Contracts
Protection Purchased
09/20/2016	Credit Suisse First Boston	(1.000% per annum)	Gap Inc.	USD	$375,000	$19,205	$6,422
09/20/2016	Credit Suisse First Boston	(5.000% per annum)	Levi Strauss	USD	870,000	19,345	22,770
12/20/2016	Credit Suisse First Boston	(5.000% per annum)	Avis Budget Rental LLC	USD	595,000	40,162	18,271
12/20/2016	Credit Suisse First Boston	(1.000% per annum)	Darden Restaurants Inc.	USD	570,000	5,939	778
12/20/2016	Credit Suisse First Boston	(1.000% per annum)	Domtar Inc.	USD	490,000	26,130	(1,625)
12/20/2016	Credit Suisse First Boston	(5.000% per annum)	Markit CDX North American High Yield Index	USD	6,027,000	549,964	(137,159)
12/20/2016	Credit Suisse First Boston	(5.000% per annum)	NRG Energy Inc.	USD	570,000	16,031	8,969
12/20/2016	Credit Suisse First Boston	(1.000% per annum)	Southwest Airlines Co.	USD	495,000	25,741	(6,206)
12/20/2016	Credit Suisse First Boston	(5.000% per annum)	Vulcan Materials Inc.	USD	575,000	15,031	(56,918)
							$(144,698)

Expiration Date	Counterparty		Pay	Receive	Currency	Notional Amount	Unrealized Appreciation/ (Depreciation)
Total Return Swap Contracts
Long Total Return Swap Contracts
03/28/2012	Goldman Sachs International	(c)	3 Month LIBOR plus a specified spread	MSCI Daily TR Net Emerging Markets	USD	$70,778,511	$(680,647)
08/30/2012	Barclays Capital	(c)	3 Month LIBOR plus a specified spread	MSCI Daily TR Net Emerging Markets	USD	13,959,323	608,123
							(72,524)
Short Total Return Swap Contracts
08/28/2012	Barclays Capital	(b) (c)	MSCI Daily TR World Gross Energy	1 Month LIBOR plus a specified spread	USD	(32,290,436)	79,510
							$6,986

See accompanying Notes to Financial Statements.

TIFF Multi-Asset Fund
Statement of Assets and Liabilities

December 31, 2011
Assets
Investments in securities, at value (cost: $3,545,423,346)	$3,807,169,243
Repurchase agreements (cost: $535,445,599)	535,445,599
Total Investments (cost: $4,080,868,945)	4,342,614,842
Deposits with brokers for securities sold short	65,066,907
Cash	141,357
Cash denominated in foreign currencies (cost: $7,706,048)	7,793,552
Total Cash	7,934,909
Receivables:
Investment securities sold	6,209,268
Interest	6,203,191
Dividends and tax reclaims	2,786,180
Unrealized appreciation on forward currency contracts	359,656
Swap contracts, at value (upfront payments paid $702,517)	1,302,370
Due from broker for futures variation margin	1,746,654
Total Assets	4,434,223,977
Liabilities
Reverse repurchase agreements (Note 7)	118,896,171
Securities sold short, at value (proceeds: $57,162,715)	62,825,417
Foreign currencies sold short, at value (proceeds: $6,878,247)	6,471,252
Swap contracts, at value (upfront payments paid $15,031)	722,534
Payables:
Capital stock redeemed	68,629,603
Investment securities purchased	9,431,582
Accrued expenses and other liabilities	1,785,630
Investment advisory fees	761,268
Money manager fees	365,521
Dividends on securities sold short	254,338
Interest on reverse repurchase agreements	10,701
Total Liabilities	270,154,017
Net Assets	$4,164,069,960
Shares Outstanding (1,000,000,000 authorized shares, par value $0.001)	286,314,482
Net Asset Value Per Share	$14.54
Net Assets Consist of:
Capital stock	$4,115,924,127
Distributions in excess of net investment income	(97,207,927)
Accumulated net realized loss on investments	(119,116,630)
Net unrealized appreciation on investments and foreign currencies	264,470,390
$4,164,069,960

See accompanying Notes to Financial Statements.

TIFF Multi-Asset Fund
Statement of Operations

Year Ended December 31, 2011
Investment Income
Dividends (net of foreign withholding taxes of $2,702,293)	$55,525,848
Interest	39,652,264
Total Investment Income	95,178,112
Expenses
Money manager fees	12,067,022
Investment advisory fees	7,328,206
Fund administration fees	3,623,967
Dividends on securities sold short	2,379,066
Administrative fees	816,636
Professional fees	379,911
Interest (Note 7)	258,258
Chief compliance officer fees	205,043
Registration and filing fees	103,750
Insurance	66,400
Director fees	54,868
Miscellaneous fees and other	119,037
Total Expenses	27,402,164
Net Investment Income	67,775,948
Net Realized Gain (Loss) from:
Investments (net of foreign withholding taxes on capital gains of $154,383)	97,061,425
Securities sold short	4,497,392
Swap contracts	(17,611,164)
Financial futures contracts	29,607,923
Forward currency contracts and foreign currency-related transactions (net of foreign tax of $161,597)	(311,066)
Net Realized Gain	113,244,510
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currencies	(259,621,923)
Net Realized and Unrealized Loss on Investments and Foreign Currencies	(146,377,413)
Net Decrease in Net Assets Resulting from Operations	$(78,601,465)

See accompanying Notes to Financial Statements.

TIFF Multi-Asset Fund
Statements of Changes in Net Assets

	Year Ended 12/31/2011	Year Ended 12/31/2010
Increase (Decrease) in Net Assets From Operations
Net investment income	$67,775,948	$43,633,992
Net realized gain (loss) on investments and foreign currencies	113,244,510	119,496,390
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(259,621,923)	270,772,090
Net Increase (Decrease) in Net Assets Resulting from Operations	(78,601,465)	433,902,472
Distributions
From net investment income	(16,470,371)	(168,236,589)
From net realized gains	(152,764,683)	(1,696,989)
Return of capital	(35,568,147)	—
Decrease in Net Assets Resulting from Distributions	(204,803,201)	(169,933,578)
Capital Share Transactions
Proceeds from shares sold	630,583,432	557,632,696
Proceeds from distributions reinvested	115,407,760	100,718,329
Entry/exit fees	3,610,586	3,350,839
Cost of shares redeemed	(178,926,307)	(109,593,835)
Net Increase From Capital Share Transactions	570,675,471	552,108,029
Total Increase in Net Assets	287,270,805	816,076,923
Net Assets
Beginning of year	3,876,799,155	3,060,722,232
End of year	$4,164,069,960	$3,876,799,155
Including distributions in excess of net investment income	$(97,207,927)	$(134,341,945)
Capital Share Transactions (in shares)
Shares sold	40,970,451	37,408,672
Shares reinvested	7,911,619	6,653,533
Shares redeemed	(11,889,852)	(7,391,504)
Net Increase	36,992,218	36,670,701

See accompanying Notes to Financial Statements.

TIFF Multi-Asset Fund
Statement of Cash Flows

Year Ended December 31, 2011
Cash flows provided by (used in) operating activities
Net increase (decrease) in net assets resulting from operations	$(78,601,465)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Investments purchased	(1,238,475,197)
Investments sold	1,116,289,993
Purchases to cover securities sold short	(135,768,762)
Securities sold short	150,091,000
Foreign currencies sold short	6,878,247
(Purchase)/Sale of short term investments, net	(384,679,208)
Amortization (accretion) of discount and premium, net	(17,678,138)
Upfront payments made on credit default swaps	(1,833,708)
Upfront payments received on credit default swaps	388,432
Credit default swaps closed	1,055,569
Increase in interest receivable	(427,851)
Decrease in dividends and tax reclaims receivable	1,350,631
Increase in receivable for variation margin on open futures contracts	(721,205)
Increase in deposit with brokers for securities sold short	(15,754,621)
Decrease in interest payable on reverse repurchase agreements	(16,814)
Decrease in payable for money manager fees	(391,773)
Decrease in dividends for securities sold short	(19,351)
Increase in accrued expenses and other liabilities	459,229
Increase in investment advisory fees payable	332,885
Net change in unrealized appreciation on forward foreign currency exchange contracts	(362,878)
Net change in unrealized appreciation (depreciation) on swap contracts	2,647,206
Net realized (gain) loss from investments	(97,061,425)
Net realized gain from credit default swaps	(257,133)
Net change in unrealized (appreciation) depreciation on foreign currencies	(453,786)
Net change in unrealized (appreciation) depreciation on investments	259,946,986
Net realized gain from securities sold short	(4,497,392)
Net change in unrealized (appreciation) depreciation on securities sold short	753,075
Net cash provided by (used in) operating activities	(436,807,453)
Cash flows provided by (used in) financing activities
Distributions paid to shareholders	(89,395,441)
Proceeds from shares sold	633,299,386
Payment for shares redeemed	(109,414,241)
Increase (decrease) in reverse repurchase agreements	8,837,421
Net cash provided by (used in) financing activities	443,327,125
Net increase in cash	6,519,672
Cash at beginning of year	1,415,237
Cash at end of year	$7,934,909
Non cash financing activities not included herein consist of reinvestment of distributions of:	$115,407,760
Interest Paid:	$275,072

See accompanying Notes to Financial Statements.

TIFF Multi-Asset Fund / Notes to Financial Statements
December 31, 2011

1.  Organization

TIFF Investment Program, Inc. (“TIP”) was organized as a Maryland corporation on December 23, 1993, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of December 31, 2011, TIP consisted of three mutual funds. These financial statements and notes relate only to TIFF Multi-Asset Fund (“MAF” or the “fund”).

Investment Objective

MAF’s investment objective is to attain a growing stream of current income and appreciation of principal that at least offset inflation.

2.  Summary of Significant Accounting Policies

The preparation of financial statements in conformity with US generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the reported amounts of increases and decreases in net assets from operations during the reported period, and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from these estimates.

Valuation of Investments

Generally, the following valuation policies are applied to securities for which market quotations are readily available. Securities listed on a securities exchange or traded on the National Association of Securities Dealers National Market System (“NASDAQ”) for which market quotations are readily available are valued at their last quoted sales price on the principal exchange on which they are traded or at the NASDAQ official closing price, respectively, on the valuation date or, if there is no such reported sale on the valuation date, at the most recently quoted bid price, or asked price in the case of securities sold short. Debt securities are valued at prices that reflect broker/dealer-supplied valuations or are obtained from independent pricing services, which consider such factors as security prices, yields, maturities, and ratings, and are deemed representative of market values at the close of the market. Over-the-counter (“OTC”) stocks not quoted on NASDAQ and foreign stocks that are traded over the counter are normally valued at prices supplied by independent pricing services if those prices are deemed representative of market values at the close of the first session of the New York Stock Exchange. Short-term debt securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value, and short-term debt securities having a remaining maturity of greater than 60 days are valued at their market value. Exchange-traded and OTC options and futures contracts are valued at the last posted settlement price or, if there were no sales that day for a particular position, at the closing bid price (closing ask price in the case of open short futures and written option sales contracts). Forward foreign currency exchange contracts are valued at their respective fair market values. Investments in other open-end funds or trusts are valued at their closing net asset value per share on valuation date, which represents their redeemable value.

The fund employs a fair value model to adjust prices to reflect events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and OTC markets) and the time at which the net asset value of the fund is determined. If the fund’s valuation committee believes that a particular event would materially affect net asset value, further adjustment is considered.

MAF invests in private investment funds that pursue certain alternative investment strategies. Private investment fund interests held by MAF are generally not securities for which market quotations are readily available. Rather, such interests generally can be sold back to the private investment fund only at specified intervals or on specified dates. The TIP board of directors has approved valuation procedures pursuant to which MAF values its interests in private investment funds at “fair value.” If a private investment fund does not provide a value to MAF on a timely basis, MAF determines the fair value of that private investment fund based on the most recent estimated value provided by the management of the private investment fund, as well as any other relevant information reasonably available at the time MAF values its portfolio including, for example, total returns of indices or exchange-traded funds that track markets to which the private investment fund may be exposed. The fair values of the private investment funds are based on available information and do not necessarily represent the amounts that might ultimately be realized, which depend on future circumstances and cannot be reasonably determined until the investment is actually liquidated. Fair value is intended to represent a good faith approximation of the amount that MAF could reasonably expect to receive from the private investment fund if MAF’s interest in the private investment fund was sold at the time of valuation, based on information reasonably available at the time valuation is made and that MAF believes is reliable.

TIFF Multi-Asset Fund / Notes to Financial Statements
December 31, 2011

Securities for which market quotations are not readily available or for which available prices are deemed unreliable are valued at their fair value as determined in good faith under procedures established by TIP’s board of directors. Such procedures use fundamental valuation methods, which may include, but are not limited to, the analysis of the effect of any restrictions on the resale of the security, industry analysis and trends, significant changes in the issuer’s financial position, and any other event which could have a significant impact on the value of the security. Determination of fair value involves subjective judgment as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction, and the difference between the recorded fair value and the value that would be received in a sale could be significant.

Fair value is defined as the price that a fund would receive upon selling an asset or pay to transfer a liability in a timely transaction to an independent buyer in the principal or most advantageous market for the asset or liability, respectively. A three-tier hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 — quoted prices in active markets for identical assets and liabilities

Level 2 — other significant observable inputs (including quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of assets and liabilities)

TIFF Multi-Asset Fund / Notes to Financial Statements
December 31, 2011

The following is a summary of the inputs used as of December 31, 2011 in valuing MAF’s assets and liabilities carried at fair value:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$837,393,346	$676,710,380	$58,368	$1,514,162,094
Convertible Bonds	—	2,443,809	—	2,443,809
Subordinated Convertible Notes	—	43,487	—	43,487
Corporate Bonds	—	105,578,730	—	105,578,730
Asset-Backed Securities	—	19,957,667	—	19,957,667
Mortgage-Backed Securities	—	81,822,461	—	81,822,461
Bank Loans	—	1,679,405	—	1,679,405
US Treasury Notes/Bonds	643,573,919	—	—	643,573,919
Exchange-Traded Funds and Mutual Funds	88,364,756	—	—	88,364,756
Private Investment Funds	—	—	482,150,272	482,150,272
Preferred Stocks	6,006,293	5,420,233	—	11,426,526
Warrants	—	1,042,019	—	1,042,019
Short-Term Investments	1,390,369,697	—	—	1,390,369,697
Total Investments in Securities	2,965,708,011	894,698,191	482,208,640	4,342,614,842
Financial Futures Contracts – Interest Rate Risk	195,625	—	—	195,625
Financial Futures Contracts – Foreign Currency Risk	1,251,790	—	—	1,251,790
Financial Futures Contracts – Equity Risk	8,664,515	—	—	8,664,515
Forward Currency Contracts – Foreign Currency Risk	359,656	—	—	359,656
Swap Contracts – Credit Risk	—	614,737	—	614,737
Swap Contracts – Equity Risk	—	687,633	—	687,633
Total Other Financial Instruments	10,471,586	1,302,370	—	11,773,956
Total Assets	$2,976,179,597	$896,000,561	$482,208,640	$4,354,388,798

Liabilities
Common Stocks Sold Short*	$(49,234,250)	$(7,141,183)	$—	$(56,375,433)
Exchange-Traded Funds Sold Short	(6,449,984)	—	—	(6,449,984)
Total Securities Sold Short	(55,684,234)	(7,141,183)	—	(62,825,417)
Financial Futures Contracts – Interest Rate Risk	(1,260,019)	—	—	(1,260,019)
Financial Futures Contracts – Foreign Currency Risk	(37,545)	—	—	(37,545)
Financial Futures Contracts – Equity Risk	(537,555)	—	—	(537,555)
Swap Contracts – Credit Risk	—	(41,887)	—	(41,887)
Swap Contracts – Equity Risk	—	(680,647)	—	(680,647)
Total Other Financial Instruments	(1,835,119)	(722,534)	—	(2,557,653)
Total Liabilities	$(57,519,353)	$(7,863,717)	$—	$(65,383,070)
*	Securities categorized as Level 2 include listed foreign equities whose value has been adjusted with factors to reflect changes to foreign markets after market close.

TIFF Multi-Asset Fund / Notes to Financial Statements
December 31, 2011

The fund recognizes transfers into and transfers out of the valuation levels at the beginning of the reporting period. The fund had no significant transfers in or out of Level 1 and Level 2 of the fair value hierarchy during the year ended December 31, 2011.

The following is a reconciliation of investments in securities for which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2010	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2011	Net Change in Unrealized Appreciation (Depreciation) from Investments still held as of 12/31/11 for the year ended 12/31/11
Common Stocks*	$—	—	$(497,648)	$(282,240)	$987,873	$(149,666)	$49**	$—	$58,368	$(824,446)
Private Investment Funds	498,091,196	—	7,328,913	(47,668,109)	46,000,903	(21,602,631)	—	—	$482,150,272	(42,951,961)
Corporate Bonds*	—	105,131	—	(105,131)	—	—	—	—	—	(105,131)
Total	$498,091,196	$105,131	$6,831,265	$(48,055,480)	$46,988,776	$(21,752,297)	$49	$—	$482,208,640	$(43,881,538)
*	There are Common Stocks and Corporate Bonds categorized as Level 3 that have a market value of zero.
**	Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.

Investment Transactions and Investment Income

Securities transactions are recorded on the trade date (the date on which the buy or sell order is executed) for financial reporting purposes. Interest income and expenses are recorded on an accrual basis. The fund accretes discounts or amortizes premiums using the yield-to-maturity method on a daily basis, except for mortgage-backed securities that record paydowns. The fund recognizes paydown gains and losses for such securities and reflects them in investment income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the fund, using reasonable diligence, becomes aware of such dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. The fund uses the specific identification method for determining realized gain or loss on sales of securities and foreign currency transactions.

Income Taxes

There is no provision for federal income or excise tax since the fund has elected to be taxed as a regulated investment company (“RIC”) and intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to RICs and to distribute substantially all of its taxable income. The fund may be subject to foreign taxes on income, gains on investments, or currency repatriation. The fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned and gains are recognized.

The fund evaluates tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authorities. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as tax benefits or expenses in the current year. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2008 – December 31, 2011), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

Expenses

Expenses directly attributable to MAF are charged to the fund’s operations; expenses that are applicable to all TIP funds are allocated based on the relative average daily net assets of each TIP fund.

Dividends to Members

It is the fund’s policy to declare dividends from net investment income quarterly and distributions from capital gains annually.

TIFF Multi-Asset Fund / Notes to Financial Statements
December 31, 2011

MAF has adopted a managed distribution policy that aims, on a best efforts basis, to distribute approximately 5% of the fund’s net assets in the form of dividends and distributions each year. Pursuant to this policy, the fund may make distributions that are ultimately characterized as returns of capital.

Dividends from net short-term capital gains and net long-term capital gains of the fund, if any, are normally declared and paid in December, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code. To the extent that a net realized capital gain could be reduced by a capital loss carryover, such gain will not be distributed. Dividends and distributions are recorded on the ex-dividend date.

Foreign Currency Translation

The books and records of the fund are maintained in US dollars. Foreign currency amounts are translated into US dollars on the following basis:

(i)	the foreign currency value of investments and other assets and liabilities denominated in a foreign currency are translated into US dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date;
(ii)	purchases and sales of investments, income, and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

The resulting net unrealized foreign currency gain or loss is included in the Statement of Operations.

The fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign-currency denominated debt obligations pursuant to US federal income tax regulations; such an amount is categorized as foreign currency gain or loss for income tax reporting purposes.

Net realized gains and losses from foreign currency-related transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and the US dollar amount actually received.

Net Asset Value

The net asset value per share is calculated on a daily basis by dividing the fund’s assets, less its liabilities, by the number of outstanding shares of the fund.

3.  Derivatives and Other Financial Instruments

MAF employs derivative strategies, such as futures, buying options, and swaps (including total return and credit default swaps). Derivatives are used for “hedging” when TIFF Advisory Services, Inc. (“TAS”) or a money manager seeks to protect the fund’s investments from a decline in value. Derivative strategies are also used when TAS or a money manager seeks to increase liquidity, implement a cash management strategy, invest in a particular stock, bond or segment of the market in a more efficient or less expensive way, modify the effective duration of the fund’s portfolio investments and/or for purposes of total return.

Cover for Strategies Using Derivative Instruments

Transactions using derivative instruments, including futures contracts, and swaps, expose a fund to an obligation to another party and may give rise to a form of leverage. It is the fund’s policy to segregate assets to cover derivative transactions that might be deemed to create leverage under Section 18 of the 1940 Act. In that regard, the fund will not enter into any such transactions unless it has covered such transactions by owning and segregating either (1) an offsetting (“covered”) position in securities, currencies, or other derivative instruments or (2) cash and/or liquid securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. When the fund is required to segregate cash or liquid securities, it will instruct its custodian as to which cash holdings or liquid assets are to be marked on the books of the fund or its custodian as segregated for purposes of Section 18 of the 1940 Act. The fund will monitor the amount of these segregated assets on a daily basis and will not enter into additional transactions that would require the segregation of cash or liquid securities unless the fund holds a sufficient amount of cash or liquid securities that can be segregated.

TIFF Multi-Asset Fund / Notes to Financial Statements
December 31, 2011

Financial Futures Contracts

During the year ended December 31, 2011, the fund accessed both long and short exposure to world markets via futures contracts on equity indices and foreign currencies. Additionally, the fund used short interest rate-related futures contracts to reduce the duration of its portfolio.

Futures contracts involve varying degrees of risk. Such risks include the imperfect correlation between the price of a derivative and that of the underlying security and the possibility of an illiquid secondary market for these securities. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instrument at a set price for delivery at a future date. At the time a futures contract is purchased or sold, the fund must allocate cash or securities as a deposit payment (“initial margin”). An outstanding futures contract is valued daily, and the payment in cash of “variation margin” will be required, a process known as “marking to the market.” Each day the fund will be required to provide (or will be entitled to receive) variation margin in an amount equal to any decline (in the case of a long futures position) or increase (in the case of a short futures position) in the contract’s value since the preceding day. The daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities. When the contracts are closed, a realized gain or loss is recorded as net realized gain (loss) from financial futures contracts in the Statement of Operations, equal to the difference between the opening and closing values of the contracts.

US futures contracts have been designed by exchanges that have been designated as “contract markets” by the Commodity Futures Trading Commission (“CFTC”) and such contracts must be executed through a futures commission merchant or brokerage firm that is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and through their clearing corporations the exchanges guarantee performance of the contracts as between the clearing members of the exchange, thereby reducing the risk of counterparty default. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments.

Swap Contracts

During the year ended December 31, 2011, the fund used total return swap contracts to increase its exposure to emerging markets and reduce its exposure to global energy stocks. Rather than incurring the costs associated with reallocating fund assets to or away from money managers or purchasing additional equity securities, the use of total return swap contracts allowed TAS to strategically position the fund’s exposures relative to the MAF Constructed Index, while maintaining a cash liquidity buffer. In addition, the fund purchased protection via credit default swap contracts to reduce the fund’s overall credit exposure.

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The fund will generally enter into swap agreements on a net basis, which means that the two payment streams that are to be made by the fund and its counterparty are netted, with the fund receiving or paying, as the case may be, only the net difference in the two payments. If the counterparty is obligated to pay the net amount to the fund, the fund is exposed to credit risk in the event of non-performance by the counterparty. If the fund is obligated to pay the net amount, the fund’s risk of loss is that net amount.

Upon entering into a swap agreement, the fund may be required to pledge to the swap counterparty an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the fund to the counterparty if the swap were terminated on the date in question, including any early termination payments. Likewise, the counterparty may be required to pledge cash or other assets to cover its obligations to the fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to the fund, the amount pledged by the counterparty and available to the fund may not be sufficient to cover all the amounts due to the fund and the fund may sustain a loss.

The fund records a net receivable or payable for the amount expected to be received or paid in the period. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation (depreciation) on investments. The swap is valued at fair market value as determined by valuation models developed and approved in accordance with the fund’s valuation procedures.

Equity or Total Return Swaps.  An equity swap or total return swap is an agreement between two parties under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying security taken place. For example, one party may agree to pay the other party the total return earned or realized on the notional amount of an underlying equity security and any dividends declared with respect to that

TIFF Multi-Asset Fund / Notes to Financial Statements
December 31, 2011

equity security. Similarly, such payments may be based on the performance of an index. In return, the other party would make payments, typically at a spread to a floating rate, calculated based on the notional amount.

Credit Default Swaps.  As a “buyer” of protection under a credit default swap agreement, the fund is obligated to pay the “seller” of protection a periodic stream of payments over the term of the agreement in return for a payment by the “seller” that is contingent upon the occurrence of a credit event with respect to an underlying reference debt obligation. Generally, a credit event means bankruptcy, failure to timely pay interest or principal, obligation acceleration, or modified restructuring of the reference debt obligation. The contingent payment by the seller generally is the face amount of the debt obligation in exchange for the physical delivery of the reference debt obligation or a cash payment equal to the then current market value of that debt obligation. If no credit event occurs, the seller would receive a fixed rate of income throughout the term of the contract, while the buyer would lose the amount of its payments and recover nothing. Each party is subject to the risk that the other party to the agreement will not meet its obligations, if and when due.

Options

During the year ended December 31, 2011, MAF used options contracts to gain exposure to an Egyptian equity security without investing directly through the local securities market.

Generally, an option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security, currency or other instrument (an “underlying instrument”) from the writer of the option (in the case of a call option), or to sell a specified security, currency, or other instrument to the writer of the option (in the case of a put option) at a designated price during the term of the option or at the expiration date of the option. Put and call options that the fund purchases may be traded on a national securities exchange or in the OTC market. All option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation, thereby reducing the risk of counterparty default. There can be no assurance that a liquid secondary market will exist for any option purchased.

As the buyer of a call option, the fund has a right to buy the underlying instrument (e.g., a security) at the exercise price at any time during the option period (for American style options) or at the expiration date (for European style options). The fund may enter into closing sale transactions with respect to call options, exercise them, or permit them to expire unexercised. As the buyer of a put option, the fund has the right to sell the underlying instrument at the exercise price at any time during the option period (for American style options) or at the expiration date (for European style options). Like a call option, the fund may enter into closing sale transactions with respect to put options, exercise them or permit them to expire unexercised. When buying options, the fund’s potential loss is limited to the cost (premium plus transaction costs) of the option.

Forward Currency Contracts

During the year ended December 31, 2011, MAF entered into forward currency contracts to manage the foreign currency exchange risk to which it is subject in the normal course of pursuing international investment objectives. The primary objective of such transactions is to protect (hedge) against a decrease in the US dollar equivalent value of its foreign securities or the payments thereon that may result from an adverse change in foreign currency exchange rates in advance of pending transaction settlements.

A forward currency contract is an agreement between two parties to buy or sell a specific currency for another at a set price on a future date, which is individually negotiated and privately traded by currency traders and their customers in the interbank market. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked-to-market daily, and the change in value is recorded by the fund as an unrealized gain or loss. The fund may either exchange the currencies specified at the maturity of a forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting forward contract. Closing transactions with respect to forward contracts are usually performed with the counterparty to the original forward contract. The gain or loss arising from the difference between the US dollar cost of the original contract and the value of the foreign currency in US dollars upon closing a contract is included in net realized gain (loss) from forward currency contracts on the Statement of Operations. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the fund’s Statement of Assets and Liabilities. In addition, the fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the US dollar.

Forward currency contracts held by the fund are fully collateralized by other securities, as disclosed in the accompanying Schedule of Investments. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

TIFF Multi-Asset Fund / Notes to Financial Statements
December 31, 2011

Short Selling

MAF sells securities and currencies it does not own in anticipation of a decline in the market price of such securities or currencies, or in order to hedge portfolio positions. The fund generally will borrow the security or currency sold in order to make delivery to the buyer. Upon entering into a short position, the fund records the proceeds as deposits with broker for securities sold short in its Statement of Assets and Liabilities and establishes an offsetting liability for the securities or foreign currencies sold under the short sale agreement. The cash is retained by the fund’s broker as collateral for the short position. The liability is marked-to-market while it remains open to reflect the current settlement obligation. Until the security or currency is replaced, the fund is required to pay the lender any dividend or interest earned. Such payments are recorded as expenses to the fund. When a closing purchase is entered into by the fund, a gain or loss equal to the difference between the proceeds originally received and the purchase cost is recorded in the Statement of Operations.

In “short selling,” the fund sells borrowed securities or currencies which must at some date be repurchased and returned to the lender. If the market value of securities or currencies sold short increases, the fund may realize losses upon repurchase in amounts which may exceed the liability on the Statement of Assets and Liabilities. Further, in unusual circumstances, the fund may be unable to repurchase securities or currencies to close its short position except at prices significantly above those previously quoted in the market.

Interest Only Securities

The fund invests in interest only securities (IOs), which entitle the holder to the interest payments in a pool of mortgages, Treasury bonds, or other bonds. With respect to mortgage-backed IOs, if the underlying mortgage assets experience greater than anticipated prepayments of principal, a portfolio may fail to recoup fully its initial investment in an IO. The fair market value of these securities is volatile in response to changes in interest rates.

Bank Loans

The fund invests in bank loans, which include institutionally-traded floating rate securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When investing in a loan participation, the fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the fund may be subject to the credit risk of both the borrower and the Lender that is selling the loan agreement.

Derivative Disclosure

The following tables provide quantitative disclosure about fair value amounts of and gains and losses on the fund’s derivative instruments as of December 31, 2011. These derivatives are not accounted for as hedging instruments. The period-end notional amounts disclosed in the Schedule of Investments are representative of the fund’s derivative activity throughout the reporting period.

The following table lists the fair values of the fund’s derivative holdings as of December 31, 2011, grouped by contract type and primary risk exposure category.

Derivative Type	Balance Sheet Location	Interest Rate Risk	Foreign Currency Risk	Credit Risk	Equity Risk	Total
Asset Derivatives
Warrants	Investments, at value	$—	$—	$—	$1,042,019	$1,042,019
Swap Contracts	Swap contracts, at value	—	—	614,737	687,633	1,302,370
Forward Contracts	Unrealized appreciation on forward currency contracts	—	359,656	—	—	359,656
Futures Contracts	Variation margin*	195,625	1,251,790	—	8,664,515	10,111,930
Total Value – Assets		$195,625	$1,611,446	$614,737	$10,394,167	$12,815,975

TIFF Multi-Asset Fund / Notes to Financial Statements
December 31, 2011

Derivative Type	Balance Sheet Location	Interest Rate Risk	Foreign Currency Risk	Credit Risk	Equity Risk	Total
Liability Derivatives
Swap Contracts	Swap contracts, at value	$—	$—	$(41,887)	$(680,647)	$(722,534)
Futures Contracts	Variation margin*	(1,260,019)	(37,545)	—	(537,555)	(1,835,119)
Total Value – Liabilities		$(1,260,019)	$(37,545)	$(41,887)	$(1,218,202)	$(2,557,653)
*	Cumulative appreciation (depreciation) of futures contracts is reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table lists the amounts of gains or losses included in net increase (decrease) in net assets resulting from operations for the year ended December 31, 2011, grouped by contract type and risk exposure.

Derivative Type	Income Statement Location	Interest Rate Risk	Foreign Currency Risk	Credit Risk	Equity Risk	Total
Realized Gain (Loss)
Rights	Net realized gain (loss) from Investments	$—	$—	$—	$7,202	$7,202
Warrants	Net realized gain (loss) from Investments	—	—	—	(148)	(148)
Purchased Options	Net realized gain (loss) from Investments	—	—	—	(1,531,659)	(1,531,659)
Swap Contracts	Net realized gain (loss) from Swap contracts	—	—	113,458	(17,724,622)	(17,611,164)
Futures Contracts	Net realized gain (loss) from Futures contracts	3,382,799	7,369,428	—	18,855,696	29,607,923
Forward Contracts	Net realized gain (loss) from Forward currency contracts	—	(318,312)	—	—	(318,312)
Total Realized Gain (Loss)		$3,382,799	$7,051,116	$113,458	$(393,531)	$10,153,842

The following table lists the change in unrealized appreciation (depreciation) included in net increase (decrease) in net assets resulting from operations for the year ended December 31, 2011, grouped by contract type and risk exposure.

Derivative Type	Income Statement Location	Interest Rate Risk	Foreign Currency Risk	Credit Risk	Equity Risk	Total
Change in Appreciation (Depreciation)
Warrants	Change in unrealized appreciation (depreciation) on Investments and Foreign Currencies	$—	$—	$—	$(1,121,381)	$(1,121,381)
Swap Contracts	Change in unrealized appreciation (depreciation) on Investments and Foreign Currencies	—	—	(75,390)	(2,571,816)	(2,647,206)
Futures Contracts	Change in unrealized appreciation (depreciation) on Investments and Foreign Currencies	(2,078,974)	(3,023,896)	—	8,503,608	3,400,738
Forwards Contracts	Change in unrealized appreciation (depreciation) on Investments and Foreign Currencies	—	362,878	—	—	362,878
Total Change in Appreciation (Depreciation)		$(2,078,974)	$(2,661,018)	$(75,390)	$4,810,411	$(4,971)

TIFF Multi-Asset Fund / Notes to Financial Statements
December 31, 2011

4.  Investment Advisory, Money Manager, and Other Agreements, and Other Transactions with Affiliates

TIP’s board of directors has approved an investment advisory agreement for the fund with TAS. The fund pays TAS a monthly fee calculated by applying the annual rates set forth below to the fund’s average daily net assets for the month:

Assets	Prior to June 1, 2011	Effective June 1, 2011(a)
On the first $500 million	0.20%	0.25%
On the next $500 million	0.18%	0.25%
On the next $500 million	0.15%	0.23%
On the next $500 million	0.13%	0.23%
On the next $500 million	0.11%	0.20%
On the next $500 million	0.09%	0.20%
On the remainder (> $3 billion)	0.09%	0.18%
(a)	Effective June 1, 2011, the investment advisory agreement with TAS was amended to revise the fee schedule as reflected in the table above.

TIP’s board of directors has approved money manager agreements with each of the money managers. Certain money managers will receive annual management fees equal to a stated percentage of the value of fund assets under management that is adjusted upward or downward, usually proportionately, to reflect actual investment performance over the applicable time period relative to a chosen benchmark rate of return or is otherwise based on performance of the money manager’s portfolio. Other money managers will receive management fees equal to a specified percentage per annum of the assets under management with a single rate or on a descending scale. Money managers who provide services to the fund and their fees as a percent of assets managed during the year ended December 31, 2011 were as follows:

	Minimum	Maximum	Effective Fee Rate
Aronson + Johnson + Ortiz LP (a)	0.10%	0.50%	0.17%
Brookfield Investment Management Inc. (a)(b)	0.50%	2.50%	0.77%
Marathon Asset Management, LLP (a)(c)	0.15%	—	0.72%
Mission Value Partners, LLC (a)(d)	0.25%	2.00%	1.36%
Mondrian Investment Partners Limited (d)	0.30%	0.43%	0.32%
Shapiro Capital Management LLC (a)	0.50%	0.95%	0.46%
Smith Breeden Associates, Inc. (a)	0.10%	0.85%	0.40%
Southeastern Asset Management, Inc. (d)	1.00%	1.00%	1.00%
Wellington Management Company, LLP-High Yield (d)	0.35%	0.45%	0.43%
Wellington Management Company, LLP-Natural Resources (d)	0.35%	0.45%	0.39%
Westport Asset Management, Inc. (a)(e)	0.15%	2.00%	0.62%
(a)	Money manager receives a fee that includes a performance component. The effective fee may fall outside of the minimum and maximum range, because performance fees are based on either assets or performance from a period prior to when they are accrued.
(b)	Brookfield Investment Management Inc. (“BIM”) has entered into a sub-advisory agreement with AMP Capital Brookfield (US), LLC (“ACB US”) for the provision of certain services related to Multi-Asset Fund. BIM pays ACB US two-thirds of all fees BIM receives from Multi-Asset Fund.
(c)	With respect to fund assets managed prior to October 31, 2008, Marathon’s fee is based on performance. Its fee formula with respect to such assets entails a floor of 15 basis points, a cap of 160 basis points, with the midpoint or “fulcrum fee” being 88 basis points. With respect to assets allocated to Marathon on or after October 31, 2008, which represented approximately one-third of the fund assets allocated to Marathon as of the end of the period, Marathon’s compensation entails an asset-based fee of 0.35% per year and a performance fee, pursuant to which Marathon will receive 20% of the amount by which the annualized return generated by the portfolio exceeds that of the MSCI ACW Index, measured over a rolling sixty-month period, multiplied by the average daily net asset value of such assets over the same sixty-month period.
(d)	Money manager receives a fee that is based in whole or in part on assets under management, irrespective of performance. For money managers whose fees are based solely on assets under management, the minimum and maximum reflect the last level and the first level, respectively, of the asset-based fee on a fee schedule that includes breakpoints. For Mission Value Partners, whose fee also includes a performance component, the minimum reflects the last level of the asset based fee on a fee schedule that includes breakpoints (the first level on such fee schedule is 1.00%) and the maximum reflects the impact of the performance component of the fee schedule.
(e)	Westport Asset Management, Inc. ceased managing assets for MAF as of November 10, 2011.

TIFF Multi-Asset Fund / Notes to Financial Statements
December 31, 2011

With respect to MAF’s investments in other registered investment companies, private investment funds, exchange-traded funds, and other acquired funds, MAF bears its ratable share of each such entity’s expenses and would also be subject to its share of the management and performance fees, if any, charged by such entity. MAF’s share of management and performance fees charged by such entities is in addition to fees paid by MAF to TAS and money managers.

TIP has designated an employee of TAS as its Chief Compliance Officer (“CCO”). For these services provided to TIP, which include the monitoring of TIP’s compliance program pursuant to Rule 38a-1 under the 1940 Act, TIP reimburses TAS. MAF pays a pro rata portion of such costs based on its share of TIP’s net assets.

Pursuant to a series of agreements, State Street Bank and Trust Company (“State Street”) earns a fee for providing core fund administration, fund accounting, domestic custody, and transfer agent services. Fees paid for non-core services rendered by State Street include, but are not limited to, foreign custody and transactional fees, which are based upon assets of the fund and/or on transactions entered into by the fund during the period, and out-of-pocket expenses. Fees for such services paid to State Street by the fund are reflected as fund administration fees on the Statement of Operations.

TAS provides certain administrative services to the fund under a Services Agreement. For these services, the fund pays a monthly fee calculated by applying an annual rate of 0.02% to the fund’s average daily net assets for the month. Fees for such services paid to TAS by the fund are reflected as administrative fees on the Statement of Operations.

5.  Investment Transactions

Cost of investment securities purchased and proceeds from sales of investment securities, other than short-term investments, during the year ended December 31, 2011 were as follows:

	Purchases	Sales
Non-US Government Securities	$1,178,139,878	$1,066,871,442
US Government Securities	$189,676,794	$204,641,708

6.  Federal Tax Information

For federal income tax purposes, the cost of investments, the aggregate gross unrealized appreciation/(depreciation) and the net unrealized appreciation/(depreciation) of investment securities, other than proceeds from securities sold short, at December 31, 2011, are as follows:

Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)	Cost
$450,679,123	$(392,231,580)	$58,447,543	$4,284,167,299

The difference between the tax cost of investments and the cost of investments for US GAAP purposes is primarily due to the tax treatment of wash sale losses, income/losses from underlying partnerships, distributions from real estate investment trusts, and marked-to-market of investments in passive foreign investment companies.

Dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from US GAAP. These “book/tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital account based on their federal tax-basis treatment; temporary differences do not require reclassification.

During the year ended December 31, 2011, the fund made the following reclassifications primarily due to foreign currency gains/(losses), swap gains/(losses), and the tax treatment of investments in real estate investment trusts, passive foreign investment companies, investment partnerships, and regulated investment companies:

Undistributed/ (Distribution in Excess of) Net Investment Income	Accumulated Realized Gain/(Losses)	Paid in Capital
$(14,171,559)	$11,936,064	$2,235,495

TIFF Multi-Asset Fund / Notes to Financial Statements
December 31, 2011

At December 31, 2011, the components of distributable earnings/(accumulated losses) on a tax basis detailed below differ from the amounts reflected in the fund’s Statement of Assets and Liabilities by temporary book/tax differences, largely arising from wash sales, post-October losses, partnership income, passive foreign investment companies, financial futures transactions, and forward currency contracts.

Undistributed/ (Distribution in Excess of) Ordinary Income	Undistributed Capital Gains	(Accumulated Capital and Other Losses)		Unrealized Appreciation/ (Depreciation) (a)
$—	$—	$(5,865,834	)(b)	$54,011,667
(a)	Includes unrealized appreciation on investments, short sales, derivatives, and foreign currency-denominated assets and liabilities, if any.
(b)	Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the “Act”), the fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than considered short-term under previous law.

MAF did not carryover any capital losses incurred prior to the Act, and the fund did not incur additional capital losses subject to the Act.

In addition, the fund can elect to defer qualified late year losses incurred after October 31, 2011 but before December 31, 2011, which are deemed to arise on the first business day of the following year. Accordingly, MAF elected to defer qualified late year losses of $5,865,834.

The amount and character of tax basis distributions paid during the years ended December 31, 2011 and December 31, 2010, are detailed below. Certain differences exist from the amounts reflected in the fund’s Statements of Changes in Net Assets primarily due to the character of foreign currency gains/(losses) and net short-term capital gains treated as ordinary income for tax purposes.

2011				2010
Ordinary Income	Long-Term Capital Gain	Return of Capital	Total	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
$58,681,079	$110,553,975	$35,568,147	$204,803,201	$168,236,589	$1,696,989	$—	$169,933,578

7.  Repurchase and Reverse Repurchase Agreements

The fund may enter into repurchase agreements under which a member bank of the Federal Reserve System or a securities firm that is a primary or reporting dealer in US government securities agrees, upon entering into a contract, to sell US government securities to the fund and repurchase such securities from the fund at a mutually agreed upon price and date.

The fund is also permitted to enter into reverse repurchase agreements under which a member bank of the Federal Reserve System or a primary or reporting dealer in US government securities purchases US government securities from the fund and the fund agrees to repurchase the securities at an agreed upon price and date. The difference between the amount the fund receives for the securities and the additional amount it pays on repurchase is deemed to be a payment of interest. Open reverse repurchase agreements at December 31, 2011 were as follows:

Description	Face Value
Barclays plc, 0.27%, dated 12/20/2011, to be repurchased on 1/3/2012 at $118,908,655	$118,896,171

For the year ended December 31, 2011, the average balance outstanding was $113,631,589 and the average interest rate was 0.22%.

The fund will engage in repurchase and reverse repurchase transactions with parties approved by TAS or the relevant money manager on the basis of such party’s creditworthiness. Securities pledged as collateral for repurchase agreements are held by the custodial bank until maturity of the repurchase agreements. In connection with reverse repurchase agreements, the fund established a segregated account with its custodian in which the fund maintains cash, US government securities, or other liquid high grade debt obligations in the name of the counterparty equal in value to the fund’s obligation. Provisions of the repurchase agreements and the procedures adopted by the fund require that the market value of the collateral, including accrued interest thereon, be at least equal to the value of the securities sold or purchased in order to protect against loss in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral may be delayed or limited.

TIFF Multi-Asset Fund / Notes to Financial Statements
December 31, 2011

8.  Capital Share Transactions

While there are no sales commissions (loads) or 12b-1 fees, MAF assesses entry and exit fees of 0.50% of capital invested or redeemed. These fees, which are paid to the fund directly, not to TAS or other vendors supplying services to the fund, are designed to allocate transaction costs associated with purchases and redemptions of the fund shares to the members actually making such transactions, rather than the fund’s other members. These fees are deducted from the amount invested or redeemed; they cannot be paid separately. Entry and exit fees may be waived at TAS’s discretion when the purchase or redemption will not result in significant transaction costs for the fund (e.g., for transactions involving in-kind purchases and redemptions). Such fees are retained by the fund and included in proceeds from shares sold or deducted from distributions for redemptions.

9.  Delayed Delivery Transactions

The fund may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The fund identifies these securities in its records as segregated with a value at least equal to the amount of the purchase commitment.

The fund enters into “TBA” (to be announced) purchase commitments to purchase mortgage-backed securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the principal amount delivered will not differ more than 0.01% from the commitment. TBA purchase commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio, the fund may dispose of a commitment prior to settlement if the respective money manager deems it appropriate to do so.

The fund enters into TBA sale commitments to hedge the portfolio or to sell mortgage-backed securities the fund owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment (deliverable on or before the sale commitment date), are held as “cover” for the transaction.

TBA commitments are valued at the current market value of the underlying securities, generally according to the procedures described under Valuation of Investments in Note 2. The contracts are marked-to-market daily, and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the fund delivers securities under the commitment, the fund realizes a gain or loss from the sale of the securities upon the unit price established at the date the commitment was entered into.

10.  Concentration of Risks

MAF engages in transactions with counterparties, including but not limited to repurchase and reverse repurchase agreements, forward contracts, futures and options, and total return, credit default, interest rate, and currency swaps. The fund may be subject to various delays and risks of loss if a counterparty becomes insolvent or is otherwise unable to meet its obligations.

MAF invests in private investment funds that entail liquidity risk to the extent they are difficult to sell or convert to cash quickly at favorable prices.

The fund invests in fixed income securities issued by banks and other financial companies, the market values of which may change in response to interest rate fluctuations. Although the fund generally maintains a diversified portfolio, the ability of the issuers of the fund’s portfolio securities to meet their obligations may be affected by changing business and economic conditions in a specific industry, state, or region.

The fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

The fund invests in asset-backed and mortgage-backed securities. These investments may involve credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic conditions.

TIFF Multi-Asset Fund / Notes to Financial Statements
December 31, 2011

11.  Indemnifications

In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

12.  Recently Issued Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in US GAAP and IFRS. The amendments in the ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with US GAAP (Generally Accepted Accounting Principles) and IFRS (International Financial Reporting Standards) and include new guidance for certain fair value measurement principles and disclosure requirements. The ASU is effective for interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact, if any, of applying this provision.

13.  Subsequent Events

Management has evaluated the possibility of subsequent events and has determined that there are no material events that would require disclosure in the fund’s financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
TIFF Investment Program, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of TIFF Multi-Asset Fund (one of the series constituting TIP Investment Program, Inc.) (the “Fund”) as of December 31, 2011, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of TIFF Multi-Asset Fund at December 31, 2011, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 28, 2012

TIFF Multi-Asset Fund
December 31, 2011
Additional Information (Unaudited)

Proxy Voting Policy and Voting Record

A description of the policies and procedures that TIP uses to determine how to vote proxies relating to portfolio securities is available on TIFF’s website at http://www.tiff.org and without charge, upon request, by calling 800-984-0084. This information is also available on the website of the US Securities and Exchange Commission (“SEC”) at http://www.sec.gov. Information regarding how the TIP funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available on the websites noted above and without charge, upon request, by calling 800-984-0084.

Quarterly Reporting

TIP files its complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. TIP’s Form N-Q is available without charge, upon request, by calling 800-984-0084. This information is also available on the website of the US Securities and Exchange Commission at http://www.sec.gov. TIP’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. In addition TIP’s portfolio holdings are available on a monthly basis on the TIFF website at http://www.tiff.org.

Tax Information Notice

For federal income tax purposes, the following information is furnished with respect to the distributions of MAF paid during the taxable year ended December 31, 2011.

Qualified dividend income of $32,695,222 represents distributions paid from investment company taxable income for the year ended December 31, 2011, which may by subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The distributions paid represent the maximum amount that may be considered qualified dividend income.

TIFF Multi-Asset Fund
December 31, 2011

Approval of New Money Manager Agreement with Mondrian (Unaudited)

During an in-person meeting held on July 18, 2011, the board of directors of TIFF Investment Program, Inc. (“TIP”), all of whom are not “interested persons” of TIP (the “board” or the “directors”), as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), evaluated and approved a new money manager agreement for TIFF Multi-Asset Fund (“MAF”) with Mondrian Investment Partners Limited (“Mondrian”), effective as of July 18, 2011. The board was asked to approve the new money manager agreement because, as a result of a change of control of Mondrian in July 2011, Mondrian’s money manager agreement with MAF terminated as a matter of law and it was necessary to enter into a new agreement in order to allow Mondrian to continue providing services to MAF.

In considering the new money manager agreement with Mondrian, the board requested and received information from Mondrian in advance of the meeting, which information the board reviewed separately in executive session with its independent counsel. The materials provided included information regarding Mondrian’s personnel, investment strategy and philosophy, portfolio management, fees and expenses, and performance. Information about brokerage and commission practices was also supplied, including allocation methodologies, commission rates, best execution, and soft dollar programs. Extensive information with respect to compliance, administration, and risk management was supplied, such as information on Mondrian’s compliance programs, including its code of ethics and business continuity procedures, as well as information concerning any material violations of such programs, chief compliance officer background, disclosure about regulatory examinations or other inquiries, and confirmation that there were no litigation proceedings affecting Mondrian. The board also requested detailed information regarding Mondrian’s financial condition and its financial viability following the change in control.

In addition, the board considered (1) a memorandum from Mondrian’s outside counsel explaining the change in control of Mondrian and the resulting assignment of the money manager agreements; (2) Mondrian’s Money Manager Profile, detailing the individual portfolio managers responsible for MAF and the fee schedule; and (3) responses by Mondrian to a questionnaire prepared by the board’s independent counsel requesting information necessary for the board to evaluate the new money manager agreement. The board took into account the fact that it had recently reviewed comprehensive materials provided by Mondrian in connection with the board’s annual approval of MAF’s advisory and money manager agreements, which took place on June 15 – 16, 2011, at which time the board approved the previous money manager agreement between MAF and Mondrian.

The board based its evaluation of the new money manager agreement on the material factors presented to it at the meeting, including (1) the terms of the agreement; (2) the reasonableness of Mondrian’s fee schedule in light of the nature and quality of the services provided and any additional benefits received by Mondrian in connection with providing services to MAF; (3) the nature, quality, and extent of the services performed by Mondrian; (4) the fees charged by Mondrian to the MAF and other similar clients; and (5) the overall organization and experience of Mondrian. In reaching its conclusion to approve the new money manager agreement, the board did not single out any one factor or group of factors as being more important than the other factors, but considered all of these factors together with a view toward past and future long-term considerations.

Nature, Extent, and Quality of Services

The board considered a number of factors in evaluating Mondrian. It noted that it receives information at regular meetings throughout the year related to the services rendered by Mondrian, as well as MAF’s performance, expense, and compliance information. It also noted that it receives information between regular meetings as the need arises. The board’s evaluation of the services provided by Mondrian took into account the board’s knowledge and familiarity gained as board members. The board concluded that, overall, it was satisfied with the nature, extent, and quality of services provided under the previous money manager agreement for MAF, noting that the same or a similar level of services was expected to be provided under the new money manager agreement.

Investment Performance

The board reviewed the performance of the Mondrian-advised portion of MAF versus its benchmark, the Morgan Stanley Capital International All Country World Index, for the one-, three-, and five-year, and since-inception periods ended March 31, 2011. Mondrian’s performance exceeded that of the benchmark for the since-inception period, but underperformed the benchmark for the one-, three-, and five-year periods. The board noted that Mondrian’s performance was generally in-line with expectations given the market environment and Mondrian’s investment style. Overall, the board was satisfied with the performance of the assets managed by Mondrian for MAF.

TIFF Multi-Asset Fund
December 31, 2011

Profitability

The board did not specifically consider the profitability of Mondrian resulting from its relationship with MAF because Mondrian is not affiliated with TIFF Advisory Services, Inc. (“TAS”) or TIP except by virtue of serving as a money manager, and the fees to be paid to Mondrian were negotiated on an arm’s-length basis in a competitive marketplace.

Fees and Expenses (including Potential Economies of Scale)

The board noted that it had reviewed Mondrian’s advisory fees as a part of MAF’s fees and expenses for the year ended December 31, 2010 during its annual review of MAF’s advisory and money manager agreements in June 2011. The board noted that Mondrian’s fee schedule under the previous and new money manager agreement includes breakpoints that enable MAF to benefit from economies of scale at MAF’s current asset levels. The board concluded that the advisory fees paid by MAF to Mondrian were reasonable in light of the quality and nature of services provided and expected to be provided under the new money manager agreement.

In its deliberations with respect to the new money manager agreement, the board was advised by its independent legal counsel and weighed the matters before it in light of the advice provided by such counsel as to the law applicable to the review of investment advisory contracts. After consideration of the proposal and all factors deemed relevant, the board concluded that the new money manager agreement was reasonable, fair, and in the best interests of MAF and its members, and that the fees provided in the new money manager agreement were fair and reasonable. Therefore, the board unanimously voted to approve the new money manager agreement for MAF.

TIFF Multi-Asset Fund
December 31, 2011

Approval of Money Manager Agreements with Lansdowne and OVS Capital (Unaudited)

During an in-person meeting held on December 12, 2011, the TIP board evaluated and approved money manager agreements for MAF with new money managers Lansdowne Partners Limited Partnership (“Lansdowne”) and OVS Capital Management LLP (“OVS Capital”), effective as of January 1, 2012.

In considering the money manager agreements with Lansdowne and OVS Capital for MAF, the board requested and considered a wide range of information from TAS, Lansdowne, and OVS Capital in advance of the meeting. The board considered information regarding Lansdowne’s and OVS Capital’s personnel and services, investment strategies and philosophies, portfolio management, potential portfolio holdings, and fees and expenses. The board also considered the performance of other investment companies and accounts, as applicable, that had been managed by Lansdowne’s and OVS Capital’s investment professionals. Information about Lansdowne’s and OVS Capital’s proposed brokerage practices was also provided, including proposed allocation methodologies, best execution policies, and, with respect to Lansdowne, soft dollar program. It was noted that OVS Capital had no soft dollar arrangements in place at the time of the board meeting. In addition, the board considered information with respect to compliance and administration at each of Lansdowne and OVS Capital, including their codes of ethics and business continuity procedures, as well as information concerning any material violations of such compliance programs, the background of the individuals serving as chief compliance officers, and disclosure about regulatory examinations or other inquiries and litigation proceedings affecting each of Lansdowne and OVS Capital, as applicable. It was noted that OVS Capital was a newly-formed organization and, while each of its principals had extensive experience in investment management, the firm had a limited operating history. It was also noted that, because MAF had an existing investment in a private fund managed by Lansdowne, TAS was already familiar with Lansdowne. The board also considered a memorandum from its independent counsel setting forth the board’s fiduciary duties and responsibilities under the 1940 Act and the factors the board should consider in its evaluation of the money manager agreements; Lansdowne’s and OVS Capital’s responses to a questionnaire prepared by the directors’ independent counsel requesting information necessary for the directors’ evaluation of the money manager agreements; and responses to additional questions posed by the board regarding expected investment opportunities and strategies, performance benchmarks, Lansdowne’s and OVS Capital’s investment professionals, “key man” risk, and the proposed fee schedules of each of Lansdowne and OVS Capital.

The board considered a number of additional factors in evaluating the money manager agreements with each of Lansdowne and OVS Capital on behalf of MAF. The board considered information describing the addition of each of Lansdowne and OVS Capital to MAF; the advisory services each of Lansdowne and OVS Capital was expected to provide to MAF; the potential benefits of including each of Lansdowne and OVS Capital as a money manager to MAF; and other information deemed relevant. The potential benefits of adding each of Lansdowne and OVS Capital as a money manager of MAF were identified as: (i) investment philosophies and disciplined security selection processes; (ii) active management styles; (iii) with respect to Lansdowne, TIFF’s familiarity with the investment strategies employed to meet the proposed investment objective; (iv) with respect to OVS Capital, potential future benefits to MAF as a result of TAS staff deepening its understanding of the unique investment strategies employed by OVS Capital; (v) alignment of interests; and (vi) performance records achieved by other funds or accounts managed by each of Lansdowne’s and OVS Capital’s investment professionals and their reputations in the industry. The board concluded that, overall, it was satisfied with the nature, extent, and quality of the services expected to be provided under the money manager agreements with each of Lansdowne and OVS Capital. The board did not specifically consider the profitability of Lansdowne and OVS Capital expected to result from their relationships with MAF because Lansdowne and OVS Capital are not affiliated with TAS or TIP except by virtue of serving as a money manager (noting, however, with respect to Lansdowne, the ownership by MAF and certain other funds bearing the TIFF name of other investment vehicles managed by Lansdowne), and the fees to be paid to Lansdowne and OVS Capital were negotiated on an arm’s-length basis in a competitive marketplace.

The board based its evaluation on the material factors presented to it at the December 12, 2011 meeting and discussed above, including: (i) the terms of the agreements; (ii) the reasonableness of each money manager’s fees in light of the nature and quality of the services to be provided and any additional benefits to be received by each of Lansdowne and OVS Capital in connection with providing services to MAF; (iii) the nature, quality, and extent of the services expected to be performed by Lansdowne and OVS Capital; and (iv) the nature and expected effects of adding each of Lansdowne and OVS Capital as money managers of MAF. The board noted in particular the experience of Lansdowne’s and OVS Capital’s investment personnel and, with respect to OVS Capital, their contributions to investment management firms with which they were previously affiliated. While OVS Capital had a limited performance history as an investment adviser, the board concluded that the experience and performance of OVS Capital’s investment and other staff were satisfactory. Additionally, the board noted that the proposed fee schedule for OVS Capital provided for a performance-adjusted compensation arrangement in keeping with MAF’s performance goals, while the proposed fee schedule for Lansdowne did not include a performance-adjustment component. Although neither

TIFF Multi-Asset Fund
December 31, 2011

Lansdowne’s fee schedule nor the asset-based portion of OVS Capital’s fee schedule included breakpoints that could enable MAF to benefit from economies of scale, Lansdowne’s fee schedule was consistent with the fee schedule that it offered to other clients with separately managed accounts having an investment mandate substantially similar to that of MAF; and OVS Capital’s fee schedule closely paralleled the terms that OVS Capital offered to the initial investors in its commingled fund.

In arriving at its decision to approve the money manager agreements with each of Lansdowne and OVS Capital, the board did not single out any one factor or group of factors as being more important than the other factors, but considered all of these factors together with a view toward future long-term considerations.

After carefully considering the information summarized above and all factors deemed to be relevant, the board unanimously voted to approve the money manager agreements with each of Lansdowne and OVS Capital for MAF. Prior to a vote being taken, the board met separately in executive session to discuss the appropriateness of the agreements and other considerations. In their deliberations with respect to these matters, the directors were advised by their independent legal counsel. The directors weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of the investment advisory contracts. The directors concluded that the money manager agreements with each of Lansdowne and OVS Capital were reasonable, fair, and in the best interests of MAF and its members, and that the fees provided in such agreements were fair and reasonable. In the board’s view, approving the money manager agreements with each of Lansdowne and OVS Capital was desirable and in the best interests of MAF and its members.

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TIFF Short-Term Fund
December 31, 2011
Portfolio Management Review (unaudited)

Performance Review

TIFF Short-Term Fund (STF) returns were flat at 0.00% for the year ended December 31, 2011. For the same period, the fund’s performance benchmark, the BofA Merrill Lynch US 6-Month Treasury Bill Index, returned +0.27%. Thus, STF trailed its benchmark by 0.27%. For complete, annualized performance data, see the table on the following page. As noted on page 57, we also compare STF’s results to the same benchmark, the BofA Merrill Lynch US 6-Month Treasury Bill Index, debited by 0.50% per annum. Why 0.50%? Because it generally costs an estimated 0.50% per annum to rebalance the fund’s holdings to keep duration, or interest rate sensitivity, in line with the duration of the index. Importantly, while staff maintains STF’s duration at approximately six months, it has the discretion to “roll” holdings not precisely when the benchmark’s constituent securities “roll” but a bit more opportunistically, taking anticipated trading costs and cash on hand plus other variables into account.

Strategy Overview

As it seeks to track closely, gross of fees and expenses, the BofA Merrill Lynch US 6-Month Treasury Bill Index, the fund invests almost exclusively in US Treasury bills. Very small fractions of STF’s capital not susceptible to investment in T-bills for administrative reasons get invested routinely in income-generating repurchase agreement transactions fully collateralized by US Treasury obligations, with such holdings constituting customarily less than 2% of STF’s net assets.

Outlook

With short-term US Treasury debt currently yielding less than 0.1%, STF is unlikely to produce plump returns anytime soon — regardless of how skillfully staff stewards the fund’s capital.

Fund holdings and sector weightings are subject to change and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments for complete holdings information. Current and future holdings are subject to risk. Diversification does not ensure a profit or protect against loss in declining markets.

TIFF Short-Term Fund
December 31, 2011

Performance data quoted represent past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 610-684-8200 or visiting www.tiff.org.

Prior to July 2004, the fund employed a different investment approach and manager than those currently employed. Investments in debt securities typically decrease in value when interest rates rise although the risk is less for short-term debt securities than long-term debt securities.

Fund Performance (Unaudited)	Total return for the periods ended 12/31/11

	Calendar Year 2011	3-Year Annualized	5-Year Annualized	10-Year Annualized	Annualized Since Inception	Cumulative Since Inception
Short-Term Fund	0.00%	0.09%	1.63%	1.97%	3.54%	84.37%
BofA ML US 6-Month T-Bill – 50bp per annum	-0.23%	-0.10%	1.55%	1.78%	3.16%	72.94%
BofA ML US 6-Month T-Bill*	0.27%	0.40%	2.06%	2.29%	3.68%	88.89%

Total return assumes dividend reinvestment. STF’s expense ratio for calendar year 2010 is 0.16% (a regulatory mandate requires the use in this report of the same expense ratios as those in the latest fund prospectus). The expense ratio will differ for 2011.

Commencement of operations was May 31, 1994.

*	The BofA Merrill Lynch US 6-Month Treasury Bill Index comprises a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, six months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. While the index will often hold the Treasury Bill issued at the most recent or prior 6-month auction, it is also possible for a seasoned 6-month or 1-year Bill to be selected. One cannot invest directly in an index.

Note: Performance data for periods prior to 2005 reflects an expense waiver. Without the expense waiver, total returns would have been lower for those periods.

PERFORMANCE OF A $50,000 INVESTMENT (UNAUDITED)	Ten-year period ended 12/31/11

Past performance is not a guarantee of futures results.

The fund’s performance assumes the reinvestment of all dividends and distributions, but does not reflect the deduction of taxes that a member subject to tax would pay on fund distributions or the redemption of fund shares.

TIFF Short-Term Fund
December 31, 2011
Fund Expenses (Unaudited)

As a shareholder of a fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011 to December 31, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expense Paid During the Period* 7/1/11 – 12/31/11
1) Actual	$1,000.00	$999.00	$0.96
2) Hypothetical	$1,000.00	$1,024.25	$0.97
*	Expenses are equal to the fund’s annualized expense ratio of 0.19% (calculated over a six-month period, which may differ from the fund’s actual expense ratio for the full year), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

TIFF Short-Term Fund
December 31, 2011
Financial Highlights

	Year Ended 12/31/11		Year Ended 12/31/10		Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
For a share outstanding throughout each period
Net asset value, beginning of year	$9.90		$9.90		$9.89	$9.78	$9.74
Income (loss) from investment operations
Net investment income (loss)	(0.01)		0.00	(a)	0.01	0.18	0.44
Net realized and unrealized gain on investments	0.01		0.00	(a)	0.01	0.11	0.04
Total from investment operations	(0.00)		0.00		0.02	0.29	0.48
Less distributions from
Net investment income	0.00		(0.00	)(a)	(0.01)	(0.18)	(0.44)
Net asset value, end of year	$9.90		$9.90		$9.90	$9.89	$9.78
Total return (b)	0.00	%(c)	0.03%		0.24%	2.97%	5.03%
Ratios/supplemental data
Net assets, end of year (000s)	$159,290		$208,986		$239,425	$219,820	$159,546
Ratio of expenses to average net assets	0.18%		0.16%		0.17%	0.20%	0.21%
Ratio of net investment income (loss) to average net assets	(0.06)%		0.01%		0.14%	1.75%	4.53%
Portfolio turnover (d)	—%		—%		—%	—%	—%

(a)	Rounds to less than $0.01.
(b)	Total return assumes dividend reinvestment.
(c)	Rounds to less than 0.01%.
(d)	Because the fund holds primarily securities with maturities at the time of acquisition of one year or less, and such securities are excluded from the definition of portfolio turnover, the fund’s portfolio turnover rate was 0% of the average value of its portfolio.
TIFF Short-Term Fund / Schedule of Investments	December 31, 2011

	Interest Rate	Maturity Date	Principal Amount	Value
Investments — 99.9% of net assets
Short-Term Investments — 99.9%
Repurchase Agreement — 1.4%
State Street Bank & Trust Co. Repurchase Agreement issued on 12/30/2011 (proceeds at maturity $2,227,603) (collateralized by a US Treasury Bill, due 03/08/2012 with a principal value of $1,285,000 and a market value of $1,284,976 and by a US Treasury Note, due 02/15/2015 with a principal value of $885,000 and market value of $995,390)
(Cost $2,227,601)	0.010%	01/03/12	$2,227,601	$2,227,601

Interest Rate	Maturity Date	Principal Amount	Value
US Treasury Bills — 98.5%
US Treasury Bill (a)	05/24/12	$87,000,000	$86,987,124
US Treasury Bill (a)	06/21/12	70,000,000	69,982,010
Total US Treasury Bills – 98.5% (Cost $156,968,311)			156,969,134
Total Short-Term Investments (Cost $159,195,912)			159,196,735
Total Investments – 99.9% (Cost $159,195,912)			159,196,735
Other Assets in Excess of Liabilities – 0.1%			93,650
Net Assets — 100.0%			$159,290,385
(a)	Treasury bills do not pay interest, but rather are purchased at a discount and mature at the stated principal amount.

Summary Schedule of Investments

Short-Term Investments	99.9%
Total Investments	99.9%
Other Assets in Excess of Liabilities	0.1%
Net Assets	100.0%

See accompanying Notes to Financial Statements.

TIFF Short-Term Fund
Statement of Assets and Liabilities

December 31, 2011
Assets
Investments in securities, at value (cost: $156,968,311)	$156,969,134
Repurchase agreements (cost: $2,227,601)	2,227,601
Total Investments (cost: $159,195,912)	159,196,735
Receivables:
Capital stock sold	173,805
Total Assets	159,370,540
Liabilities
Payables:
Accrued expenses and other liabilities	75,916
Investment advisory fees	4,239
Total Liabilities	80,155
Net Assets	$159,290,385
Shares Outstanding (500,000,000 authorized shares, par value $0.001)	16,082,545
Net Asset Value Per Share	$9.90
Net Assets Consist of:
Capital stock	$159,514,488
Accumulated net realized loss on investments	(224,926)
Net unrealized appreciation on investments	823
$159,290,385

See accompanying Notes to Financial Statements.

TIFF Short-Term Fund
Statement of Operations

Year Ended December 31, 2011
Investment Income
Interest	$214,048
Total Investment Income	214,048
Expenses
Fund administration fees	140,533
Professional fees	57,806
Investment advisory fees	51,157
Registration and filing fees	24,878
Administrative fees	17,052
Chief compliance officer fees	7,724
Insurance	3,393
Director fees	1,931
Miscellaneous fees and other	10,824
Total Expenses	315,298
Net Investment Loss	(101,250)
Net Realized Gain (Loss) from:
Investments	172,669
Net Realized Gain	172,669
Net Change in Unrealized Appreciation (Depreciation) on Investments	(10,896)
Net Realized and Unrealized Gain on Investments	161,773
Net Increase in Net Assets Resulting from Operations	$60,523

See accompanying Notes to Financial Statements.

TIFF Short-Term Fund
Statements of Changes in Net Assets

	Year Ended 12/31/2011	Year Ended 12/31/2010
Increase (Decrease) in Net Assets From Operations
Net investment income (loss)	$(101,250)	$29,237
Net realized gain (loss) on investments	172,669	107,805
Net change in unrealized appreciation (depreciation) on investments	(10,896)	(825)
Net Increase in Net Assets Resulting from Operations	60,523	136,217
Distributions
From net investment income	—	(60,704)
Decrease in Net Assets Resulting from Distributions	—	(60,704)
Capital Share Transactions
Proceeds from shares sold	213,474,227	151,433,971
Proceeds from distributions reinvested	—	58,273
Cost of shares redeemed	(263,230,556)	(182,006,506)
Net Decrease From Capital Share Transactions	(49,756,329)	(30,514,262)
Total Decrease in Net Assets	(49,695,806)	(30,438,749)
Net Assets
Beginning of year	208,986,191	239,424,940
End of year	$159,290,385	$208,986,191
Including Undistributed Net Investment Income	$—	$—
Capital Share Transactions (in shares)
Shares sold	21,547,746	15,296,361
Shares reinvested	—	5,886
Shares redeemed	(26,569,427)	(18,384,496)
Net Decrease	(5,021,681)	(3,082,249)

See accompanying Notes to Financial Statements.

TIFF Short-Term Fund
Statement of Cash Flows

Year Ended December 31, 2011
Cash flows provided by (used in) operating activities
Net increase (decrease) in net assets resulting from operations	$60,523
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
(Purchase)/Sale of short term investments, net	49,893,330
Increase in accrued expenses and other liabilities	17,818
Decrease in investment advisory fees payable	(1,030)
Net realized (gain) loss from investments	(172,669)
Net change in unrealized (appreciation) depreciation on investments	10,896
Net cash provided by (used in) operating activities	49,808,868
Cash flows provided by (used in) financing activities
Proceeds from shares sold	213,421,688
Payment on shares redeemed	(263,230,556)
Cash distributions paid	—
Net cash provided by (used in) financing activities	(49,808,868)
Net increase (decrease) in cash	—
Cash at beginning of period	—
Cash at end of period	$—

See accompanying Notes to Financial Statements.

TIFF Short-Term Fund / Notes to Financial Statements
December 31, 2011

1.  Organization

TIFF Investment Program, Inc. (“TIP”) was organized as a Maryland corporation on December 23, 1993, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of December 31, 2011, TIP consisted of three mutual funds. These financial statements and notes relate only to TIFF Short-Term Fund (“STF” or the “fund”).

Investment Objective

STF’s investment objective is to attain as high a rate of current income as is consistent with ensuring that the fund’s risk of principal loss does not exceed that of a portfolio invested in six-month US Treasury bills.

2.  Summary of Significant Accounting Policies

The preparation of financial statements in conformity with US generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the reported amounts of increases and decreases in net assets from operations during the reported period, and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from these estimates.

Valuation of Investments

Short-term debt securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value, and short-term debt securities having a remaining maturity of greater than 60 days are valued at their market value.

Fair value is defined as the price that a fund would receive upon selling an asset or pay to transfer a liability in a timely transaction to an independent buyer in the principal or most advantageous market for the asset or liability, respectively. A three-tier hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 — quoted prices in active markets for identical assets and liabilities

Level 2 — other significant observable inputs (including quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of assets and liabilities)

As of December 31, 2011 all of the fund’s investments were valued at Level 1.

The fund recognizes transfers into and transfers out of the valuation levels at the beginning of the reporting period. The fund had no transfers in or out of Level 1 and Level 2 of the fair value hierarchy during the year ended December 31, 2011.

Investment Transactions and Investment Income

Securities transactions are recorded on the trade date (the date on which the buy or sell order is executed) for financial reporting purposes. Interest income and expenses are recorded on an accrual basis. The fund accretes discounts or amortizes premiums using the yield-to-maturity method on a daily basis.

Income Taxes

There is no provision for federal income or excise tax since the fund has elected to be taxed as a regulated investment company (“RIC”) and intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to RICs and to distribute substantially all of its taxable income.

The fund evaluates tax positions taken or expected to be taken in the course of preparing the fund tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authorities. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as tax benefits or expenses in the current year. Management

TIFF Short-Term Fund / Notes to Financial Statements
December 31, 2011

has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2008 – December 31, 2011), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

Expenses

Expenses directly attributable to STF are charged to that fund’s operations; expenses that are applicable to all TIP funds are allocated among them based on the relative average daily net assets of each TIP fund.

Dividends to Members

It is the fund’s policy to declare dividends from net investment income monthly and distributions from capital gains annually.

Dividends from net short-term capital gains and net long-term capital gains of the fund, if any, are normally declared and paid in December, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code. To the extent that a net realized capital gain could be reduced by a capital loss carryover, such gain will not be distributed. Dividends and distributions are recorded on the ex-dividend date.

Net Asset Value

The net asset value per share is calculated on a daily basis by dividing the fund’s assets, less its liabilities, by the number of outstanding shares of the fund.

3.  Investment Advisory and Other Agreements, and Other Transactions with Affiliates

TIP’s board of directors has approved an investment advisory agreement for the fund with TAS. The fund pays TAS a monthly fee calculated by applying the annual rates set forth below to the fund’s average daily net assets for the month:

Assets
On the first $1 billion	0.03%
On the next $1 billion	0.02%
On the remainder (> $2 billion)	0.01%

TIP has designated an employee of TAS as its Chief Compliance Officer (“CCO”). For these services provided to TIP, which include the monitoring of TIP’s compliance program pursuant to Rule 38a-1 under the 1940 Act, TIP reimburses TAS. STF pays a pro rata portion of such costs based on its share of TIP’s net assets.

Pursuant to a series of agreements, State Street Bank and Trust Company (“State Street”) earns a fee for providing core fund administration, fund accounting, domestic custody, and transfer agent services. Fees paid for non-core services rendered by State Street include, but are not limited to, transactions entered into by the fund during the period, and out-of-pocket expenses. Fees for such services paid to State Street by the fund are reflected as fund administration fees on the Statement of Operations.

TAS provides certain administrative services to TIP under a Services Agreement. For these services, the fund pays a monthly fee calculated by applying an annual rate of 0.01% to the fund’s average daily net assets for the month. Fees for such services paid to TAS by the fund are reflected as administrative fees on the Statement of Operations.

4.  Federal Tax Information

For federal income tax purposes, the cost of investments, the aggregate gross unrealized appreciation/(depreciation) and the net unrealized appreciation/(depreciation) of investment securities, at December 31, 2011, are as follows:

Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)	Cost
$3,930	$(3,107)	$823	$159,195,912

Dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from US GAAP. These “book/tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital account based on their federal tax-basis treatment; temporary differences do not require reclassification.

TIFF Short-Term Fund / Notes to Financial Statements
December 31, 2011

During the year ended December 31, 2011, the fund made the following reclassifications primarily due to the tax treatment of net operating loss:

Undistributed/ (Distribution in Excess of) Net Investment Income	Accumulated Realized Gain/(Losses)	Paid in Capital
$101,250	$—	$(101,250)

At December 31, 2011, the components of distributable earnings/(accumulated losses) on a tax basis detailed below, also reflected in the fund’s Statement of Assets and Liabilities, are largely arising from capital loss carryovers.

Undistributed (Distribution in Excess of) Ordinary Income	Undistributed Capital Gains	(Accumulated Capital and Other Losses)		Unrealized Appreciation/ (Depreciation)
$—	$—	$(224,926	)(a)	$823
(a)	Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the “Act”), the fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered short-term under previous law.

Prior to the Act, STF incurred capital loss carryovers of $224,926, which will retain their character as short-term losses until they expire on December 31, 2014. The fund did not incur additional capital losses subject to the Act.

The amount and tax character of distributions paid during the years ended December 31, 2011 and December 31, 2010, are detailed below. Certain differences exist from the amounts reflected in the fund’s Statements of Changes in Net Assets primarily due to the character of net short-term capital gains treated as ordinary income for tax purposes.

2011			2010
Ordinary Income	Long-Term Capital Gain	Total	Ordinary Income	Long-Term Capital Gain	Total
$—	$—	$—	$60,704	$—	$60,704

5.  Repurchase Agreements

The fund may enter into repurchase agreements under which a member bank of the Federal Reserve System or a securities firm that is a primary or reporting dealer in US government securities agrees, upon entering into a contract, to sell US government securities to the fund and repurchase such securities from the fund at a mutually agreed upon price and date.

The fund will engage in repurchase transactions with parties approved by TAS on the basis of such party’s creditworthiness. Securities pledged as collateral for repurchase agreements are held by the custodial bank until maturity of the repurchase agreements. Provisions of the repurchase agreements and the procedures adopted by the fund require that the market value of the collateral, including accrued interest thereon, be at least equal to the repurchase price in order to protect against loss in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral may be delayed or limited.

6.  Indemnifications

In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

7.  Recently Announced Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in US GAAP and IFRS. The amendments in the ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with US GAAP (Generally Accepted Accounting Principles) and IFRS (International Financial Reporting Standards) and include new guidance for certain fair value measurement principles and disclosure requirements. The ASU is effective for interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact, if any, of applying this provision.

TIFF Short-Term Fund / Notes to Financial Statements
December 31, 2011

8.  Subsequent Events

Management has evaluated the possibility of subsequent events and has determined that there are no material events that would require disclosure in the fund’s financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
TIFF Investment Program, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of TIFF Short-Term Fund (one of the series constituting TIP Investment Program, Inc.) (the “Fund”) as of December 31, 2011, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of TIFF Short-Term Fund at December 31, 2011, the results of its operations and its flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 28, 2012

TIFF Short-Term Fund
December 31, 2011
Additional Information (Unaudited)

Proxy Voting Policy and Voting Record

A description of the policies and procedures that TIP uses to determine how to vote proxies relating to portfolio securities is available on TIFF’s website at http://www.tiff.org and without charge, upon request, by calling 800-984-0084. This information is also available on the website of the US Securities and Exchange Commission (“SEC”) at http://www.sec.gov. Information regarding how the TIP fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available on the websites noted above and without charge, upon request, by calling 800-984-0084.

Quarterly Reporting

TIP files its complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. TIP’s Form N-Q is available without charge, upon request, by calling 800-984-0084. This information is also available on the website of the US Securities and Exchange Commission at http://www.sec.gov. TIP’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. In addition TIP’s portfolio holdings are available on a monthly basis on the TIFF website at http://www.tiff.org.

Directors and Principal Officers (Unaudited)

The board of directors of TIP comprises experienced institutional investors, including current or former senior officers of leading endowments and foundations. Among responsibilities of the board of directors are approving the selection of the investment advisor and money managers for TIP; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new directors; and electing TIP officers.

Each director serves the fund until his or her termination, or until the director’s retirement, resignation, or death, or otherwise as specified in TIP’s Bylaws. The table on these two pages shows information for each director and executive officer of the fund. The mailing address of the directors and officers is Four Tower Bridge, 200 Barr Harbor Drive, Suite 100, West Conshohocken, PA, 19428.

The Statement of Additional Information has additional information regarding the board of directors. A copy is available upon request without charge by calling 800-984-0084. This information is also available on the website of the US Securities and Exchange Commission at http://www.sec.gov.

Independent Directors

Sheryl L. Johns
Born 1956 Director since April 1996 2 funds overseen*	Principal Occupation(s) During the Past Five Years: Executive Vice President, Houston Endowment Inc., a private foundation. Other Directorships: TIFF Education Foundation.
William McCalpin
Born 1957 Director since February 2008 Board Chair since 2008 2 funds overseen*	Principal Occupation(s) During the Past Five Years:
Managing Director, Holos Consulting LLC, a consultant to foundations and non-profit organizations (2009-present).
Chair of the Board of Trustees of The Janus Funds (2008-present).
Formerly Executive Vice President and Chief Operating Officer,
Rockefeller Brothers Fund, a private foundation (1998-2006).
Other Directorships: The Janus Funds, FB Heron Foundation.
N.P. “Narv” Narvekar
Born 1962 Director since January 2010 2 funds overseen*	Principal Occupation(s) During the Past Five Years: President and CEO, The Columbia Investment Management Company, which manages Columbia University’s endowment. Other Directorships: The Chapin School.
Craig R. Carnaroli
Born 1963 Director since January 2012 2 funds overseen*	Principal Occupation(s) During the Past Five Years:
Executive Vice President, University of Pennsylvania
Other Directorships: Philadelphia Industrial Development Corporation, Greater Philadelphia Tourism and Marketing Corporation, the Connelly Foundation
*	There were four funds during the year, but as of the date of publication of this report (which is February 28, 2012) there are only two funds comprising TIP.

Directors and Principal Officers (Unaudited)

Principal Officers

Richard J. Flannery
Born 1957 President and CEO since September 2003	Principal Occupation(s) During the Past Five Years:
CEO, TIFF Advisory Services, Inc.;
President and CEO, TIFF Investment Program, Inc.
Directorships: TIFF Advisory Services, Inc., Mercy Investment Services, Inc.,
The Nelson Foundation.
Laurence H. Lebowitz
Born 1960 Vice President and CIO since September 2010	Principal Occupation(s) During the Past Five Years:
President/Chief Investment Officer, TIFF Advisory Services, Inc. (2010-present).
Chairman/Managing Director, HBK Capital Management (1992-2009).
Directorships: TIFF Advisory Services, Inc.
Dawn I. Lezon
Born 1965 CFO and Treasurer since January 2009 (Vice President and Assistant Treasurer, September 2006 – December 2008)	Principal Occupation(s) During the Past Five Years: Vice President/Treasurer, TIFF Advisory Services, Inc.
Kelly A. Lundstrom
Born 1964 Vice President since September 2006	Principal Occupation(s) During the Past Five Years: Vice President, TIFF Advisory Services, Inc.
Richelle S. Maestro
Born 1957 Vice President and Chief Legal Officer since March 2006, Secretary since December 2011	Principal Occupation(s) During the Past Five Years: Vice President/General Counsel, Secretary (2011-present), TIFF Advisory Services, Inc.
Christian A. Szautner
Born 1972 CCO since July 2008	Principal Occupation(s) During the Past Five Years: Vice President/Chief Compliance Officer, TIFF Advisory Services, Inc. (2008-present). Partner, Ballard Spahr Andrews & Ingersoll, LLP (2005-2008).

TIFF Investment Program

ADVISOR
TIFF Advisory Services, Inc.
Four Tower Bridge
200 Barr Harbor Drive, Suite 100
West Conshohocken, PA 19428
phone    610-684-8000
fax        610-684-8080

CUSTODIAN
ACCOUNTING AGENT
TRANSFER AGENT
DIVIDEND DISBURSING AGENT
FUND ADMINISTRATOR
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

FUND DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

FUND COUNSEL
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP
One Commerce Square
Suite 700
2005 Market Street
Philadelphia, PA 19103

MONEY MANAGERS AND ACQUIRED FUND (“AF”) MANAGERS

TIFF Multi-Asset Fund
Aronson + Johnson + Ortiz LP
Azentus Capital Management, Ltd (AF)
Brookfield Investment Management Inc.
Canyon Capital Advisors LLC (AF)
Convexity Capital Management LP (AF)
Farallon Capital Management, LLC (AF)
Joho Capital, LLC (AF)
Lansdowne Partners Limited (AF)
Lone Pine Capital LLC (AF)
Marathon Asset Management, LLP
Maverick Capital, Ltd. (AF)
Mission Value Partners, LLC
Mondrian Investment Partners Limited
Och-Ziff Capital Management Group (AF)
Shapiro Capital Management LLC
Sleep, Zakaria & Company, Ltd. (AF)
Smith Breeden Associates, Inc.
Southeastern Asset Management, Inc.
TIFF Advisory Services, Inc.
Theleme Partners LLP (AF)
Wellington Asset Management, Inc.

TIFF Short-Term Fund
TIFF Advisory Services, Inc.

Investors should consider the investment objectives, risks and charges and expenses of a fund carefully before investing. The prospectus contains this and other information about the funds. A prospectus may be obtained by contacting TIFF at 800-984-0084 or by visiting TIFF’s website at www.tiff.org. Please read the prospectus carefully before investing. The SEC does not approve or disapprove of the securities mentioned in this report. Mutual fund investing involves risk. Principal loss is possible.

TIFF Investment Program Inc. 2011 Annual Report	December 31, 2011
About TIFF

The Investment Fund for Foundations (TIFF) was founded in 1991 by a nationwide network of foundations. Its mission is to seek to improve the investment returns of eligible organizations by making available to them a series of multi-manager investment vehicles plus resources aimed at enhancing fiduciaries' knowledge of investing.

TIFF Mutual Funds

TIFF Investment Program, Inc. (TIP) is comprised of no-load mutual funds available primarily to foundations, endowments, other 501(c)(3) organizations, and certain other non-profit organizations meeting specified accreditation requirements. TIFF Advisory Services, Inc. (TAS) serves as the investment advisor to the funds.

Financial Statements

TIP is pleased to provide this Annual Report for the year ended December 31, 2011. Additional discussion of the performance of TIFF International Equity Fund described herein has been provided to members via the TIFF Marketable Investments quarterly reports during 2011.

For Further Information

As always, we welcome the opportunity to discuss any aspect of TIFF’s services as well as answer any questions about these financial reports. For further information about TIFF, please call us at 610-684-8200 or visit www.tiff.org.

February 28, 2012

Copyright © 2012 • All rights reserved • This report is intended for institutional investors only and may not be reproduced or distributed without written permission from TIFF.

TIFF International Equity Fund
December 31, 2011
Portfolio Management Review (unaudited)

Performance Review

TIFF International Equity Fund (IEF), which was launched on May 31, 1994, began winding down its affairs at the end of 2011 following the implementation of a coordinated redemption by IEF members on November 28, 2011. The decision to close the fund was taken because demand within TIFF’s member base for the type of specialized equity exposure offered by IEF had dwindled as interest in more comprehensive investment vehicles grew. The year 2011 was a difficult one for global stocks. IEF declined by more than 14% for the year (net of expenses), compared with a decline in IEF’s benchmark, the MSCI All Country World Index ex US (ACW ex US), of 13.71% over the same period. For complete, annualized performance data, see the table on the following page.

During 2011, IEF was buffeted as developed and emerging markets reacted to the debt crisis that swept through Europe in a series of challenges to smaller economies, including Greece, as well as larger ones, including Italy. Uncertainty over the direction of the Chinese economy also cast doubt on prospects for global growth. In addition, markets faced challenges from the earthquake and tsunami in Japan to the downgrade of US government debt and popular revolts across North Africa and the Middle East that triggered spikes in oil prices. The persistent lack of clarity on the future of the euro and on the trajectory of world economic growth produced a highly volatile market environment for equities, particularly non-US stocks.

Over its 17-year life, IEF weathered these and other market gyrations to produce an annualized total return of 5.76%, or 1.16% more than its benchmark index, as of November 28, 2011 (net of expenses and entry and exit fees). A member that invested $1 million at inception (while reinvesting dividends and capital gains) and stayed the course would have ended up on the coordinated redemption date with $2,670,600, net of all fees — or $471,700 more than the return of the ACW ex US over the same period.

Performance data quoted represent past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 610-684-8200 or visiting www.tiff.org.

The fund invests in illiquid securities. The fund invests in non-US securities, which may entail political, economic, and currency risks different from those of US securities and may be issued by entities adhering to different accounting standards than those governing US issuers. These risks are magnified in emerging markets. Small capitalization stocks may entail different risks than larger capitalization stocks, including potentially lesser degrees of liquidity. The fund or certain of its money managers may invest routinely and, at times, significantly in derivatives, certain of which are deemed by the SEC to be highly speculative.

Fund holdings and sector weightings are subject to change and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments for complete holdings information. Current and future holdings are subject to risk. Diversification does not ensure a profit or protect against loss in declining markets.

2

TIFF International Equity Fund
December 31, 2011
Fund Performance (unaudited)
Total return for the periods ended 12/31/11

	Calendar Year 2011	3-Year Annualized	5-Year Annualized	10-Year Annualized	Annualized Since Inception	Cumulative Since Inception
Before Deduction of Entry/Exit Fees	-14.49%	9.81%	-2.36%	7.27%	5.82%	170.46%
After Deduction of Entry/Exit Fees	-15.78%	9.26%	-2.65%	7.11%	5.73%	166.30%
MSCI ACW Index ex US*	-13.71%	10.70%	-2.92%	6.31%	4.76%	126.74%

Total return assumes dividend reinvestment. IEF’s annualized expense ratio for calendar year 2010, including the fees and expenses associated with investments in acquired funds, was 1.60% (a regulatory mandate requires the use in this report of the same expense ratios as those in the latest fund prospectus). Excluding the acquired fund fees and expenses, the expense ratio was 0.88%. The expense ratios will differ for 2011.

Commencement of operations was May 31, 1994. The fund assesses entry and exit fees of 0.75%, expressed as a percentage of the purchase or redemption amount, which fees are retained by the fund. Total return before deductions of entry and exit fees assumes there were no purchases or redemptions during the period. Total return after deductions of entry and exit fees assumes a single purchase of shares at the beginning of the period and a single redemption of shares at the end of the period.

*	The MSCI ACW (All Country World) Index ex USSM is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets excluding the United States. MSCI ACW Index ex US returns include reinvested dividends, gross of foreign withholding taxes through December 31, 2000 and net of foreign withholding taxes thereafter. One cannot invest directly in an index.

Note: For 2004 and 2005, performance data reflects an expense waiver. Without the expense waiver, total returns would have been lower for the period.

Performance of a $1,000,000 Investment (unaudited)
Ten-year period ended 12/31/11

Past performance is not a guarantee of future results.

The fund’s performance assumes the reinvestment of all dividends and distributions and includes the effects of 0.75% entry and exit fees received by the fund, but does not reflect the deduction of taxes that a member subject to tax would pay on fund distributions or the redemption of fund shares.

3

TIFF International Equity Fund
December 31, 2011
Fund Expenses (unaudited)

As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including entry and exit fees; and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011 to December 31, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as entry fees or exit fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expense Paid During the Period* 7/1/11 – 12/31/11
1) Actual	$1,000.00	$817.70	$4.40
2) Hypothetical	$1,000.00	$1,020.37	$4.89
*	Expenses are equal to the fund’s annualized expense ratio of 0.96% (calculated over a six-month period, which may differ from the fund’s actual expense ratio for the full year), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The expense ratio does not include the fees and expenses associated with investments made in acquired funds; such fees and expenses are reflected in the acquired funds’ total return.

4

TIFF International Equity Fund
December 31, 2011
Financial Highlights

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
For a share outstanding throughout each period
Net asset value, beginning of year	$12.87	$11.93	$9.31	$17.65	$17.18
Income (loss) from investment operations
Net investment income	0.24 (a)	0.61	0.11	0.15	0.56
Net realized and unrealized gain (loss) on investments	(2.06)	0.87	3.33	(7.64)	2.37
Total from investment operations	(1.82)	1.48	3.44	(7.49)	2.93
Less distributions from
Net investment income	(0.40)	(0.55)	(0.84)	(0.02)	(0.98)
Net realized gains	—	—	0.00 (b)	(0.86)	(1.53)
Return of capital	(0.10)	—	—	—	—
Total distributions	(0.50)	(0.55)	(0.84)	(0.88)	(2.51)
Entry/exit fee per share (b)	0.01	0.01	0.02	0.03	0.05
Net asset value, end of year	$10.56	$12.87	$11.93	$9.31	$17.65
Total return (c)	(14.49)%	12.91%	37.13%	(42.92)%	17.43%
Ratios/supplemental data
Net assets, end of year (000s)	$9,307	$204,724	$201,681	$180,348	$400,168
Ratio of expenses to average net assets (d)	0.99%	0.88%	1.06%	0.80%	0.77%
Ratio of net investment income to average net assets	1.94%	1.61%	1.40%	2.34%	1.91%
Portfolio turnover	16%	20%	13%	17%	16%

(a)	Calculation based on average shares outstanding.
(b)	Rounds to less than $0.01.
(c)	Total return assumes dividend reinvestment and includes the effects of entry and exit fees received by the fund; however, it does not reflect the deduction of such fees from a member’s purchase or redemption transaction. Therefore, a member’s total return for the period, assuming a purchase at the beginning of the period and a redemption at the end of the period, would be lower by the amount of entry and exit fees paid by the member. For certain periods, total return would have been lower had certain expenses not been waived.
(d)	The expense ratio does not include the fees and expenses associated with investments made in acquired funds; such fees and expenses are reflected in the acquired funds’ total return.

See accompanying Notes to Financial Statements.

5

TIFF International Equity Fund / Schedule of Investments
December 31, 2011
(In Liquidation)

Value
Investments — 45.9% of net assets
Acquired Funds — 42.8%
Private Investment Fund (a) — 42.8%
Lone Dragon Pine, LP (b) (c) (d)	$3,979,770
Total Acquired Funds (Cost $5,000,000)	3,979,770

Interest Rate	Maturity Date	Principal Amount	Value
Short-Term Investments — 3.1%
Repurchase Agreement — 3.1%
State Street Bank & Trust Co. Repurchase Agreement issued on 12/30/11 (proceeds at maturity $294,030) (collateralized by a US Treasury Note, due 04/30/17 with a total principal value of $270,000 and a total market value of $301,618)

0.010%	01/03/12	$294,030	$294,030
Total Short-Term Investments (Cost $294,030)			294,030
Total Investments — 45.9% (Cost $5,294,030)			4,273,800
Other Assets in Excess of Liabilities — 54.1%			5,033,186
Net Assets — 100.0%			$9,306,986
(a)	Portfolio holdings information of the Private Investment Fund is not available as of December 31, 2011. This position is therefore grouped into its own industry classification.
(b)	Non income-producing security.
(c)	Security is valued in good faith under procedures established by the board of directors. The aggregate amount of securities fair valued amounts to $3,979,770, which represents 42.8% of the fund’s net assets.
(d)	Illiquid and Restricted Security. The following restricted security was held by the fund as of December 31, 2011, and was valued in accordance with the Valuation of Investments as described in Note 2. Such security generally may be sold only in a privately negotiated transaction with a limited number of purchasers. The fund will bear any costs incurred in connection with the disposition of such security. The below security is illiquid. An illiquid security is a security that cannot be disposed of within seven days in the ordinary course of business at approximately the amount the fund has valued such security for the purposes of calculating the fund’s net asset value.

Investment	Date of Acquisition	Cost	Value
Lone Dragon Pine, LP	03/31/08	$5,000,000	$3,979,770
Total (42.8% of net assets)			$3,979,770

Summary Schedule of Investments

Private Investment Fund	42.8%
Short-Term Investments	3.1%
Total Investments	45.9%
Other Assets in Excess of Liabilities	54.1%
Net Assets	100.0%

6

TIFF International Equity Fund / Schedule of Investments
December 31, 2011
(In Liquidation)

The fund held no derivative instruments as of December 31, 2011. See Note 3, Derivatives and Other Financial Instruments, for qualitative disclosures.

The following table lists the amounts of gains or losses included in net increase (decrease) in net assets resulting from operations for the year ended December 31, 2011, grouped by contract type and primary risk exposure.

Derivative Type	Income Statement Location	Foreign Currency Risk	Equity Risk	Total
Realized Gain (Loss)
Rights	Net realized gain (loss) from Investments	$—	$(45,012)	$(45,012)
Warrants	Net realized gain (loss) from Investments	—	(16)	(16)
Swap Contracts	Net realized gain (loss) from Swap contracts	—	(4,267,120)	(4,267,120)
Futures Contracts	Net realized gain (loss) from Futures contracts	(964,400)	(3,182,053)	(4,146,453)
Forward Contracts	Net realized gain (loss) from Forward currency contracts	125,204	—	125,204
Total Realized Gain (Loss)		$(839,196)	$(7,494,201)	$(8,333,397)

The following table lists the change in unrealized appreciation (depreciation) included in net increase (decrease) in net assets resulting from operations for the year ended December 31, 2011, grouped by contract type and risk exposure.

Derivative Type	Income Statement Location	Foreign Currency Risk	Equity Risk	Total
Change in Appreciation (Depreciation)
Warrants	Change in unrealized appreciation (depreciation) on Investments and Foreign Currencies	$—	$(3,675)	$(3,675)
Swap Contracts	Change in unrealized appreciation (depreciation) on Investments and Foreign Currencies	—	(1,028,658)	(1,028,658)
Futures Contracts	Change in unrealized appreciation (depreciation) on Investments and Foreign Currencies	(50,337)	30,975	(19,362)
Forward Contracts	Change in unrealized appreciation (depreciation) on Investments and Foreign Currencies	—	—	—
Total Change in Appreciation (Depreciation)		$(50,337)	$(1,001,358)	$(1,051,695)

See accompanying Notes to Financial Statements.

7

TIFF International Equity Fund
Statement of Assets and Liabilities

December 31, 2011 (In Liquidation)
Assets
Investments in securities, at value (cost: $5,000,000)	$3,979,770
Repurchase agreements (cost: $294,030)	294,030
Total Investments (cost: $5,294,030)	4,273,800
Cash denominated in foreign currencies (cost: $29,311)	29,229
Receivables:
Investment securities sold	4,905,458
Dividends and tax reclaims	211,909
Total Assets	9,420,396
Liabilities
Payables:
Accrued expenses and other liabilities	113,410
Total Liabilities	113,410
Net Assets	$9,306,986
Shares Outstanding (500,000,000 authorized shares, par value $0.001)	881,145
Net Asset Value Per Share	$10.56
Net Assets Consist of:
Capital stock	$27,076,512
Distributions in excess of net investment income	(168,833)
Accumulated net realized loss on investments	(16,581,971)
Net unrealized depreciation on investments and foreign currencies	(1,018,722)
$9,306,986

See accompanying Notes to Financial Statements.

8

TIFF International Equity Fund
Statement of Operations

Year Ended December 31, 2011 (In Liquidation)
Investment Income
Dividends (net of foreign withholding taxes of $484,621)	$5,173,584
Interest	14,143
Total Investment Income	5,187,727
Expenses
Money manager fees	1,026,590
Fund administration fees	297,104
Investment advisory fees	262,825
Professional fees	63,193
Administrative fees	35,043
Registration and filing fees	19,980
Chief compliance officer fees	7,775
Insurance	5,053
Director fees	2,424
Miscellaneous fees and other	26,922
Total Expenses	1,746,909
Net Investment Income	3,440,818
Net Realized Gain (Loss) from:
Investments (net of foreign withholding taxes on capital gains of $30,949)	3,076,503
Redemption-in-kind	1,238,005
Swap contracts	(4,267,120)
Financial futures contracts	(4,146,453)
Forward currency contracts and foreign currency-related transactions (net of foreign tax of $8,534)	496,322
Net Realized Loss	(3,602,743)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currencies	(27,015,797)
Net Realized and Unrealized Loss on Investments and Foreign Currencies	(30,618,540)
Net Decrease in Net Assets Resulting from Operations	$(27,177,722)

See accompanying Notes to Financial Statements.

9

TIFF International Equity Fund
Statements of Changes in Net Assets

	Year Ended 12/31/2011 (In Liquidation)	Year Ended 12/31/2010
Increase (Decrease) in Net Assets From Operations
Net investment income	$3,440,818	$3,087,220
Net realized gain (loss) on investments and foreign currencies	(3,602,743)	9,287,947
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(27,015,797)	10,865,797
Net Increase (Decrease) in Net Assets Resulting from Operations	(27,177,722)	23,240,964
Distributions
From net investment income	(6,020,472)	(8,616,368)
Return of capital	(1,603,469)	—
Decrease in Net Assets Resulting from Distributions	(7,623,941)	(8,616,368)
Capital Share Transactions
Proceeds from shares sold	—	145,798
Proceeds from distributions reinvested	6,022,421	7,324,435
Entry/exit fees	91,646	145,083
Cost of shares redeemed	(166,728,931)	(19,197,547)
Net Decrease From Capital Share Transactions	(160,614,864)	(11,582,231)
Total Increase (Decrease) in Net Assets	(195,416,527)	3,042,365
Net Assets
Beginning of year	204,723,513	201,681,148
End of year	$9,306,986	$204,723,513
Including distributions in excess of net investment income	$(168,833)	$(7,748,963)
Capital Share Transactions (in shares)
Shares sold	—	12,370
Shares reinvested	533,879	615,065
Shares redeemed	(15,564,534)	(1,620,187)
Net Decrease	(15,030,655)	(992,752)

See accompanying Notes to Financial Statements.

10

TIFF International Equity Fund
Statement of Cash Flows

Year Ended December 31, 2011 (In Liquidation)
Cash flows provided by (used in) operating activities
Net increase (decrease) in net assets resulting from operations	$(27,177,722)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Investments purchased	(24,653,442)
Investments sold	176,648,767
(Purchase)/Sale of short term investments, net	16,257,075
Decrease in dividends and tax reclaims receivable	135,577
Decrease in variation margin on financial futures contracts	26,757
Decrease in money manager fee payable	(66,326)
Decrease in accrued expenses and other liabilities	(141,596)
Decrease in investment advisory fees payable	(25,681)
Net realized (gain) loss from investments	(3,076,503)
Realized gain from redemption-in-kind	(1,238,005)
Net change in unrealized (appreciation) depreciation on foreign currencies	6,552
Net change in unrealized (appreciation) depreciation on swaps	1,028,658
Net change in unrealized (appreciation) depreciation on investments	25,783,129
Net cash provided by (used in) operating activities	163,507,240
Cash flows provided by (used in) financing activities
Payment for shares redeemed	(161,732,614)
Cash distributions paid	(1,959,233)
Net cash provided by (used in) financing activities	(163,691,847)
Net increase (decrease) in cash	(184,607)
Cash at beginning of period	213,836
Cash at end of period	$29,229
Non cash financing activities not included herein consist of:
Reinvestment of dividends	$6,022,421
Redemption-in-kind	$4,904,671

See accompanying Notes to Financial Statements.

11

TIFF International Equity Fund / Notes to Financial Statements
December 31, 2011
(In Liquidation)

1.  Organization

TIFF Investment Program, Inc. (“TIP”) was organized as a Maryland corporation on December 23, 1993, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of December 31, 2011, TIP consisted of three mutual funds. These financial statements and notes relate only to TIFF International Equity Fund (“IEF” or the “fund”).

Investment Objective

IEF’s investment objective was to attain appreciation of principal that at least offsets inflation.

In Liquidation

On August 29, 2011, TIP’s board of directors approved a Plan of Liquidation and Dissolution that provided for the final liquidation of IEF. Such plan was subsequently approved by IEF’s shareholders. The liquidation was completed shortly after December 31, 2011 and the fund is no longer available. Accordingly, the fund’s financial statements have been prepared using the liquidation basis of accounting. The adoption of liquidation basis accounting did not impact the carrying amount of assets and liabilities as of December 31, 2011. Provisions have been made for substantially all costs to be incurred in connection with the management and liquidation of the fund.

2.  Summary of Significant Accounting Policies

The preparation of financial statements in conformity with US generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the reported amounts of increases and decreases in net assets from operations during the reported period, and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from these estimates.

Valuation of Investments

Generally, the following valuation policies are applied to securities for which market quotations are readily available. Securities listed on a securities exchange or traded on the National Association of Securities Dealers National Market System (“NASDAQ”) for which market quotations are readily available are valued at their last quoted sales price on the principal exchange on which they are traded or at the NASDAQ official closing price, respectively, on the valuation date or, if there is no such reported sale on the valuation date, at the most recently quoted bid price, or asked price in the case of securities sold short. Debt securities are valued at prices that reflect broker/dealer-supplied valuations or are obtained from independent pricing services, which consider such factors as security prices, yields, maturities, and ratings, and are deemed representative of market values at the close of the market. Over-the-counter (“OTC”) stocks not quoted on NASDAQ and foreign stocks that are traded over the counter are normally valued at prices supplied by independent pricing services if those prices are deemed representative of market values at the close of the first session of the New York Stock Exchange. Short-term debt securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value, and short-term debt securities having a remaining maturity of greater than 60 days are valued at their market value. Exchange-traded and OTC options and futures contracts are valued at the last posted settlement price or, if there were no sales that day for a particular position, at the closing bid price (closing ask price in the case of open short futures and written option sales contracts). Forward foreign currency exchange contracts are valued at their respective fair market values. Investments in other open-end funds or trusts are valued at their closing net asset value per share on valuation date, which represents their redeemable value.

The fund employs a fair value model to adjust prices to reflect events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and OTC markets) and the time at which the net asset value of the fund is determined. If the fund’s valuation committee believes that a particular event would materially affect net asset value, further adjustment is considered.

IEF invests in private investment funds that pursue certain alternative investment strategies. Private investment fund interests held by IEF are generally not securities for which market quotations are readily available. Rather, such interests generally can be sold back to the private investment fund only at specified intervals or on specified dates. The TIP board of directors has approved valuation procedures pursuant to which IEF values its interests in private investment funds at “fair value.” If a private investment fund does not provide a value to IEF on a timely basis, IEF determines the fair value of that private investment fund based on the most recent estimated value provided by the management of the private investment fund, as well as any other relevant information reasonably available at the time IEF values its portfolio including, for example, total returns of indices or exchange-traded funds that track markets to which the private investment fund may be exposed. The fair values of the private

12

TIFF International Equity Fund / Notes to Financial Statements
December 31, 2011
(In Liquidation)

investment funds are based on available information and do not necessarily represent the amounts that might ultimately be realized, which depend on future circumstances and cannot be reasonably determined until the investment is actually liquidated.

Fair value is intended to represent a good faith approximation of the amount that IEF could reasonably expect to receive from the private investment fund if IEF’s interest in the private investment fund was sold at the time of valuation, based on information reasonably available at the time valuation is made and that IEF believes is reliable.

Securities for which market quotations are not readily available or for which available prices are deemed unreliable are valued at their fair value as determined in good faith under procedures established by TIP’s board of directors. Such procedures use fundamental valuation methods, which may include, but are not limited to, the analysis of the effect of any restrictions on the resale of the security, industry analysis and trends, significant changes in the issuer’s financial position, and any other event which could have a significant impact on the value of the security. Determination of fair value involves subjective judgment as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction, and the difference between the recorded fair value and the value that would be received in a sale could be significant.

Fair value is defined as the price that a fund would receive upon selling an asset or pay to transfer a liability in a timely transaction to an independent buyer in the principal or most advantageous market for the asset or liability, respectively. A three-tier hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 — quoted prices in active markets for identical assets and liabilities

Level 2 — other significant observable inputs (including quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of assets and liabilities)

The following is a summary of the inputs used as of December 31, 2011 in valuing IEF’s investments carried at fair value:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets
Private Investment Funds	$—	$—	$3,979,770	$3,979,770
Short-Term Investments	294,030	—	—	294,030
Total Investments in Securities	$294,030	—	$3,979,770	$4,273,800
Total Assets	$294,030	$—	$3,979,770	$4,273,800

The fund recognizes transfers into and transfers out of the valuation levels at the beginning of the reporting period. The fund had no transfers in or out of Level 1 and Level 2 of the fair value hierarchy during the year ended December 31, 2011.

13

TIFF International Equity Fund / Notes to Financial Statements
December 31, 2011
(In Liquidation)

The following is a reconciliation of investments in securities for which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2010	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Net Transfers into Level 3	Net Transfers out of Level 3	Balance as of December 31, 2011	Net Change in Unrealized Appreciation (Depreciation) from Investments still held as of 12/31/11 for the year ended 12/31/11
Common Stocks	$—	$(126,118)	$126,118	$—	$—	$—	$—	$—	$—
Private Investment Funds	27,799,306	7,291,530	(11,532,223)	—	(19,578,843)	—	—	3,979,770	(1,151,525)
Total	$27,799,306	$7,165,412	$(11,406,105)	$—	$(19,578,843)	$—	$—	$3,979,770	$(1,151,525)

Investment Transactions and Investment Income

Securities transactions are recorded on the trade date (the date on which the buy or sell order is executed) for financial reporting purposes. Interest income and expenses are recorded on an accrual basis. The fund accretes discounts or amortizes premiums using the yield-to-maturity method on a daily basis, except for mortgage-backed securities that record paydowns. The fund recognizes paydown gains and losses for such securities and reflects them in investment income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the fund, using reasonable diligence, become aware of such dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. The fund uses the specific identification method for determining realized gain or loss on sales of securities and foreign currency transactions.

Income Taxes

There is no provision for federal income or excise tax since the fund has elected to be taxed as a regulated investment company (“RIC”) and intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to RICs and to distribute substantially all of its taxable income. The fund may be subject to foreign taxes on income, gains on investments, or currency repatriation. The fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned and gains are recognized.

The fund evaluates tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authorities. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as tax benefits or expenses in the current year. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2008 – December 31, 2011), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

Expenses

Expenses directly attributable to IEF are charged to the fund’s operations; expenses that are applicable to all TIP funds are allocated based on the relative average daily net assets of each TIP fund.

Dividends to Members

It is the fund’s policy to declare dividends from net investment income semi-annually and distributions from capital gains annually.

Dividends from net short-term capital gains and net long-term capital gains of the fund, if any, are normally declared and paid in December, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code. To the extent that a net realized capital gain could be reduced by a capital loss carryover, such gain will not be distributed. Dividends and distributions are recorded on the ex-dividend date.

14

TIFF International Equity Fund / Notes to Financial Statements
December 31, 2011
(In Liquidation)

Foreign Currency Translation

The books and records of the fund are maintained in US dollars. Foreign currency amounts are translated into US dollars on the following basis:

(i)	the foreign currency value of investments and other assets and liabilities denominated in a foreign currency are translated into US dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date;
(ii)	purchases and sales of investments, income, and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

The resulting net unrealized foreign currency gain or loss is included in the Statement of Operations.

The fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign-currency denominated debt obligations pursuant to US federal income tax regulations; such amount is categorized as foreign currency gain or loss for income tax reporting purposes.

Net realized gains and losses from foreign currency-related transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and the US dollar amount actually received.

Net Asset Value

The net asset value per share is calculated on a daily basis by dividing the fund’s assets, less its liabilities, by the number of outstanding shares of the fund.

3.  Derivatives and Other Financial Instruments

IEF employed derivative strategies, such as futures, buying options, and swaps (including total return swaps). Derivatives are used for “hedging” when TIFF Advisory Services, Inc. (“TAS”) or a money manager seeks to protect the fund’s investments from a decline in value. Derivative strategies are also used when TAS or a money manager seeks to increase liquidity, implement a cash management strategy, invest in a particular stock or segment of the market in a more efficient or less expensive way, and/or for purposes of total return.

Cover for Strategies Using Derivative Instruments

Transactions using derivative instruments, including futures contracts and swaps, expose the fund to an obligation to another party and may give rise to a form of leverage. It is the fund’s policy to segregate assets to cover derivative transactions that might be deemed to create leverage under Section 18 of the 1940 Act. In that regard, the fund will not enter into any such transactions unless it has covered such transactions by owning and segregating either (1) an offsetting (“covered”) position in securities, currencies, or other derivative instruments or (2) cash and/or liquid securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. When the fund is required to segregate cash or liquid securities, it will instruct its custodian as to which cash holdings or liquid assets are to be marked on the books of the fund or its custodian as segregated for purposes of Section 18 of the 1940 Act. The fund will monitor the amount of these segregated assets on a daily basis and will not enter into additional transactions that would require the segregations of cash or liquid securities unless the fund holds a sufficient amount of cash or liquid securities that can be segregated.

Financial Futures Contracts

During the year ended December 31, 2011, the fund accessed both long and short exposure to world markets (ex-US) via futures contracts on equity indices. The fund also accessed exposure to long and short ex-US exposure via futures contracts on foreign currencies. IEF used futures to maintain market exposure while the fund’s portfolio was being liquidated to meet redemptions on the coordinated redemption date.

Futures contracts involve varying degrees of risk. Such risks include the imperfect correlation between the price of a derivative and that of the underlying security and the possibility of an illiquid secondary market for these securities. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

15

TIFF International Equity Fund / Notes to Financial Statements
December 31, 2011
(In Liquidation)

A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instrument at a set price for delivery at a future date. At the time a futures contract is purchased or sold, the fund must allocate cash or securities as a deposit payment (“initial margin”). An outstanding futures contract is valued daily, and the payment in cash of “variation margin” will be required, a process known as “marking to the market.” Each day the fund will be required to provide (or will be entitled to receive) variation margin in an amount equal to any decline (in the case of a long futures position) or increase (in the case of a short futures position) in the contract’s value since the preceding day. The daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities. When the contracts are closed, a realized gain or loss is recorded as net realized gain (loss) from financial futures contracts in the Statement of Operations, equal to the difference between the opening and closing values of the contracts.

US futures contracts have been designed by exchanges that have been designated as “contract markets” by the Commodity Futures Trading Commission (“CFTC”) and such contracts must be executed through a futures commission merchant or brokerage firm that is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and through their clearing corporations the exchanges guarantee performance of the contracts as between the clearing members of the exchange, thereby reducing the risk of counterparty default.

Swap Contracts

During the year ended December 31, 2011, the fund used total return swap contracts to increase its exposure to markets outside the US, including, notably, emerging markets. Rather than incurring the costs associated with reallocating fund assets to or away from money managers or purchasing additional equity securities, the use of total return swap contracts allowed TAS to strategically position the fund’s exposures relative to the MSCI ACW Index ex US, while maintaining a cash liquidity buffer. The fund also used swaps to maintain market exposure while the fund’s portfolio was being liquidated to meet redemptions on the coordinated redemption date.

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The fund will generally enter into swap agreements on a net basis, which means that the two payment streams that are to be made by the fund and its counterparty are netted out, with the fund receiving or paying, as the case may be, only the net difference in the two payments. If the counterparty is obligated to pay the net amount to the fund, the fund is exposed to credit risk in the event of non-performance by the counterparty. If the fund is obligated to pay the net amount, the fund’s risk of loss is that net amount.

Upon entering into a swap agreement, the fund may be required to pledge to the swap counterparty an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the fund to the counterparty if the swap were terminated on the date in question, including any early termination payments. Likewise, the counterparty may be required to pledge cash or other assets to cover its obligations to the fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to the fund, the amount pledged by the counterparty and available to the fund may not be sufficient to cover all the amounts due to the fund and the fund may sustain a loss.

The fund records a net receivable or payable for the amount expected to be received or paid in the period. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation (depreciation) on investments. The swap is valued at fair market value as determined by valuation models developed and approved in accordance with the fund’s valuation procedures.

Equity or Total Return Swaps.  An equity swap or total return swap is an agreement between two parties under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying security taken place. For example, one party may agree to pay the other party the total return earned or realized on the notional amount of an underlying equity security and any dividends declared with respect to that equity security. Similarly, such payments may be based on the performance of an index. In return, the other party would make payments, typically at a spread to a floating rate, calculated based on the notional amount.

Forward Currency Contracts

During the year ended December 31, 2011, IEF entered into forward currency contracts to manage the foreign currency exchange risk to which it is subject in the normal course of pursuing international investment objectives. The primary objective of such transactions is to protect (hedge) against a decrease in the US dollar equivalent value of its foreign securities or the payments thereon that may result from an adverse change in foreign currency exchange rates in advance of pending transaction settlements.

16

TIFF International Equity Fund / Notes to Financial Statements
December 31, 2011
(In Liquidation)

A forward currency contract is an agreement between two parties to buy or sell a specific currency for another at a set price on a future date, which is individually negotiated and privately traded by currency traders and their customers in the interbank market. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily, and the change in value is recorded by the fund as an unrealized gain or loss. The fund may either exchange the currencies specified at the maturity of a forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting forward contract. Closing transactions with respect to forward contracts are usually performed with the counterparty to the original forward contract. The gain or loss arising from the difference between the US dollar cost of the original contract and the value of the foreign currency in US dollars upon closing a contract is included in net realized gain (loss) from forward currency contracts on the Statement of Operations. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the fund’s Statement of Assets and Liabilities. In addition, the fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the US dollar.

4.  Investment Advisory, Money Manager, and Other Agreements, and Other Transactions with Affiliates

TIP’s board of directors has approved an investment advisory agreement for the fund with TAS. The fund paid TAS a monthly fee calculated by applying the annual rates set forth below to such fund’s average daily net assets for the month:

Assets
On the first $500 million	0.15%
On the next $500 million	0.13%
On the next $500 million	0.11%
On the next $500 million	0.09%
On the next $500 million	0.07%
On the next $500 million	0.05%
On the remainder (> $3 billion)	0.05%

TIP’s board of directors approved money manager agreements with each of the money managers. Certain money managers received annual management fees equal to a stated percentage of the value of fund assets under management that was adjusted upward or downward, usually proportionately, to reflect actual investment performance over the applicable time period relative to a chosen benchmark rate of return or was otherwise based on performance of the money manager’s portfolio. Other money managers received management fees equal to a specified percentage per annum of the assets under management with a single rate or on a descending scale. Money managers who provided services to the fund and their fees as a percent of assets managed during the year ended December 31, 2011 were as follows:

	Minimum	Maximum	Effective Fee Rate
Marathon Asset Management, LLP (a)	0.15%	1.60%	0.87%
Mission Value Partners, LLC (a)(b)	0.25%	2.00%	1.62%
Mondrian Investment Partners Limited (b)	0.33%	0.55%	0.50%
(a)	Money manager received a fee that included a performance component.
(b)	Money manager received a fee that was based in whole or in part on assets under management, irrespective of performance. For money managers whose fees are based solely on assets under management, the minimum and maximum reflect the last level and the first level, respectively, of the asset-based fee on a fee schedule that includes breakpoints. For Mission Value Partners, whose fee also included a performance component, the minimum reflects the last level of the asset based fee on a fee schedule that includes breakpoints (the first level on such fee schedule is 1.00%) and the maximum reflects the impact of the performance component of the fee schedule.

With respect to IEF’s investments in other registered investment companies, private investment funds, exchange-traded funds, and other acquired funds, IEF bears its ratable share of each such entity’s expenses and would also be subject to its share of the management and performance fees, if any, charged by such entity. IEF’s share of management and performance fees charged by such entities is in addition to fees paid by IEF to TAS and money managers.

TIP designated an employee of TAS as its Chief Compliance Officer (“CCO”). For these services provided to TIP, which included the monitoring of TIP’s compliance program pursuant to Rule 38a-1 under the 1940 Act, TIP reimbursed TAS. IEF paid a pro rata portion of such costs based on its share of TIP’s net assets.

17

TIFF International Equity Fund / Notes to Financial Statements
December 31, 2011
(In Liquidation)

Pursuant to a series of agreements, State Street Bank and Trust Company (“State Street”) earned a fee for providing core fund administration, fund accounting, domestic custody, and transfer agent services. Fees paid for non-core services rendered by State Street included, but are not limited to, foreign custody and transactional fees, which are based upon assets of the fund and/or on transactions entered into by the fund during the period, and out-of-pocket expenses. Fees for such services paid to State Street by the fund are reflected as fund administration fees on the Statement of Operations.

TAS provided certain administrative services to the fund under a Services Agreement. For these services, the fund paid a monthly fee calculated by applying an annual rate of 0.02% to the fund’s average daily net assets for the month. Fees for such services paid to TAS by the fund are reflected as administrative fees on the Statement of Operations.

5.  Investment Transactions

The cost of investment securities purchased and proceeds from sales of investment securities, other than short-term investments, during the year ended December 31, 2011 were $24,504,633 and $181,501,080, respectively.

6.  Federal Tax Information

For federal income tax purposes, the cost of investments, the aggregate gross unrealized appreciation/(depreciation) and the net unrealized appreciation/(depreciation) of investment securities, at December 31, 2011, are as follows:

Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)	Cost
$521,361	$(1,020,230)	$(498,869)	$4,772,669

The difference between the tax cost and the cost for US GAAP purposes of the investment held at year end is due to the tax treatment of income/losses from the private investment fund.

Dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from US GAAP. These “book/tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital account based on their federal tax-basis treatment; temporary differences do not require reclassification.

During the year ended December 31, 2011, the fund made the following reclassifications primarily due to foreign currency gains/(losses), swap gains/(losses), and the tax treatment of investments in passive foreign investment companies, and investment partnerships:

Undistributed/ (Distribution in Excess of) Net Investment Income	Accumulated Realized Gain/(Losses)	Paid in Capital
$10,159,784	$(7,588,305)	$(2,571,479)

At December 31, 2011, the components of distributable earnings/(accumulated losses) on a tax basis detailed below differ from the amounts reflected in the fund’s Statement of Assets and Liabilities by temporary book/tax differences, largely arising from wash sales, post-October losses, partnership income, passive foreign investment companies, financial futures transactions, and forward currency contracts.

Undistributed/ (Distribution in Excess of) Ordinary Income	Undistributed Capital Gains	(Accumulated Capital and Other Losses)	Unrealized Appreciation/ (Depreciation) (a)
$ —	$ —	$(17,272,195)(b)	$(497,331)
(a)	Includes unrealized appreciation on investments and foreign currency-denominated assets and liabilities.
(b)	Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the “Act”), the fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than considered short-term under previous law.

Prior to the Act, IEF incurred capital loss carryovers of $3,194,158, which will retain their character as short-term losses until they expire on December 31, 2017. The fund did not incur additional capital losses subject to the Act. For the year ended December 31, 2011, the fund utilized $1,587,190 of capital loss carryovers.

In addition, the fund can elect to defer qualified late year losses incurred after October 31, 2011 but before December 31, 2011, which are deemed to arise on the first business day of the following year. Accordingly, IEF elected to defer qualified late year losses of $14,078,037.

18

TIFF International Equity Fund / Notes to Financial Statements
December 31, 2011
(In Liquidation)

The amount and character of tax basis distributions paid during the years ended December 31, 2011 and December 31, 2010, are detailed below. Certain differences exist from the amounts reflected in the fund’s Statements of Changes in Net Assets primarily due to the character of foreign currency gains/(losses) and net short-term capital gains treated as ordinary income for tax purposes.

2011				2010
Ordinary Income	Long-Term Capital Gain	Return of Capital	Total	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
$6,020,472	$—	$1,603,469	$7,623,941	$8,616,368	$—	$—	$8,616,368

7.  Repurchase Agreements

The fund entered into repurchase agreements under which a member bank of the Federal Reserve System or a securities firm that is a primary or reporting dealer in US government securities agrees, upon entering into a contract, to sell US government securities to the fund and repurchase such securities from the fund at a mutually agreed upon price and date.

The fund engaged in repurchase transactions with parties approved by TAS on the basis of such party’s creditworthiness. Securities pledged as collateral for repurchase agreements are held by the custodial bank until maturity of the repurchase agreements. Provisions of the repurchase agreements and the procedures adopted by the fund require that the market value of the collateral, including accrued interest thereon, be at least equal to the repurchase price in order to protect against loss in the event of default by the counterparty.

8.  Capital Share Transactions

While there are no sales commissions (loads) or 12b-1 fees, IEF assessed entry and exit fees of 0.75% of capital invested or redeemed. These fees, which were paid to the fund directly, not to TAS or other vendors supplying services to the fund, were designed to allocate transaction costs associated with purchases and redemptions of the fund shares to the members actually making such transactions, rather than the fund’s other members. These fees were deducted from the amount invested or redeemed; they could not be paid separately. Such fees were retained by the fund and included in proceeds from shares sold or deducted from distributions for redemptions. Exit fees were waived for those members who voluntarily redeemed on the coordinated redemption date, November 28, 2011.

9.  Delayed Delivery Transactions

The fund was authorized to purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The fund identifies these securities in their records as segregated with a value at least equal to the amount of the purchase commitment.

10.  Concentration of Risks

IEF engages in transactions with counterparties, including but not limited to repurchase agreements, forward contracts, futures and options, and total return, interest rate, and currency swaps. The fund may be subject to various delays and risks of loss if a counterparty becomes insolvent or is otherwise unable to meet its obligations.

IEF invests in private investment funds that entail liquidity risk to the extent they are difficult to sell or convert to cash quickly at favorable prices.

The fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

11.  Fundamental Members

As of December 31, 2011, the fund had one member owning 100% of the fund. A director of the fund serves as an officer of this member.

19

TIFF International Equity Fund / Notes to Financial Statements
December 31, 2011
(In Liquidation)

12.  Indemnifications

In the normal course of business, the fund entered into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

13.  Subsequent Events

Effective after the close of business on January 4, 2012, the Fund distributed all of its net assets to the sole remaining shareholder. Net assets of $9,307,510 were distributed to this shareholder on January 4, 2012.

20

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21

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
TIFF Investment Program, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of TIFF International Equity Fund (one of the series constituting TIP Investment Program, Inc.) (the “Fund”) as of December 31, 2011, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Board of Directors decided to liquidate the Fund effective January 4, 2012. As a result, the Fund changed its basis of accounting to liquidation basis.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of TIFF International Equity Fund at December 31, 2011, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles applied on the basis described in the preceding paragraph.

Philadelphia, Pennsylvania
February 28, 2012

22

TIFF International Equity Fund
December 31, 2011

Additional Information (Unaudited)

Proxy Voting Policy and Voting Record

A description of the policies and procedures that TIP uses to determine how to vote proxies relating to portfolio securities is available on TIFF’s website at http://www.tiff.org and without charge, upon request, by calling 800-984-0084. This information is also available on the website of the US Securities and Exchange Commission (“SEC”) at http://www.sec.gov. Information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available on the websites noted above and without charge, upon request, by calling 800-984-0084.

Quarterly Reporting

TIP files its complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. TIP’s Form N-Q is available without charge, upon request, by calling 800-984-0084. This information is also available on the website of the US Securities and Exchange Commission at http://www.sec.gov. TIP’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. In addition TIP’s portfolio holdings are available on a monthly basis on the TIFF website at http://www.tiff.org.

Tax Information Notice

For federal income tax purposes, the following information is furnished with respect to the distributions of IEF paid during the taxable year ended December 31, 2011.

Qualified Dividend Income of $5,044,590 represents distributions paid from investment company taxable income for the year ended December 31, 2011, which may by subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The distributions paid represent the maximum amount that may be considered qualified dividend income.

23

TIFF International Equity Fund
December 31, 2011

Approval of New Money Manager Agreement with Mondrian (Unaudited)

During an in-person meeting held on July 18, 2011, the board of directors of TIFF Investment Program, Inc. (“TIP”), all of whom are not “interested persons” of TIP (the “board” or the “directors”), as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), evaluated and approved a new money manager agreement for TIFF International Equity Fund (“IEF”) with Mondrian Investment Partners Limited (“Mondrian”), effective as of July 18, 2011. The board was asked to approve the new money manager agreement because, as a result of a change of control of Mondrian in July 2011, Mondrian’s money manager agreement with IEF terminated as a matter of law and it was necessary to enter into a new agreement in order to allow Mondrian to continue providing services to IEF.

In considering the new money manager agreement with Mondrian, the board requested and received information from Mondrian in advance of the meeting, which information the board reviewed separately in executive session with its independent counsel. The materials provided included information regarding Mondrian’s personnel, investment strategy and philosophy, portfolio management, fees and expenses, and performance. Information about brokerage and commission practices was also supplied, including allocation methodologies, commission rates, best execution, and soft dollar programs. Extensive information with respect to compliance, administration, and risk management was supplied, such as information on Mondrian’s compliance programs, including its code of ethics and business continuity procedures, as well as information concerning any material violations of such programs, chief compliance officer background, disclosure about regulatory examinations or other inquiries, and confirmation that there were no litigation proceedings affecting Mondrian. The board also requested detailed information regarding Mondrian’s financial condition and its financial viability following the change in control.

In addition, the board considered (1) a memorandum from Mondrian’s outside counsel explaining the change in control of Mondrian and the resulting assignment of the money manager agreement; (2) Mondrian’s Money Manager Profile, detailing the individual portfolio managers responsible for IEF and the fee schedule; and (3) responses by Mondrian to a questionnaire prepared by the board’s independent counsel requesting information necessary for the board to evaluate the new money manager agreement. The board took into account the fact that it had recently reviewed comprehensive materials provided by Mondrian in connection with the board’s annual approval of IEF’s advisory and money manager agreements, which took place on June 15 – 16, 2011, at which time the board approved the previous money manager agreement between IEF and Mondrian.

The board based its evaluation of the new money manager agreement on the material factors presented to it at the meeting, including (1) the terms of the agreement; (2) the reasonableness of Mondrian’s fee schedule in light of the nature and quality of the services provided and any additional benefits received by Mondrian in connection with providing services to IEF; (3) the nature, quality, and extent of the services performed by Mondrian; (4) the fees charged by Mondrian to IEF and other similar clients; and (5) the overall organization and experience of Mondrian. In reaching its conclusion to approve the new money manager agreement, the board did not single out any one factor or group of factors as being more important than the other factors, but considered all of these factors together with a view toward past and future long-term considerations.

Nature, Extent, and Quality of Services

The board considered a number of factors in evaluating Mondrian. It noted that it receives information at regular meetings throughout the year related to the services rendered by Mondrian, as well IEF’s performance, expense, and compliance information. It also noted that it received information between regular meetings as the need arises. The board’s evaluation of the services provided by Mondrian took into account the board’s knowledge and familiarity gained as board members. The board concluded that, overall, it was satisfied with the nature, extent, and quality of services provided under the previous money manager agreement for IEF, noting that the same or a similar level of services was expected to be provided under the new money manager agreement.

Investment Performance

The board reviewed the performance of the Mondrian-advised portion of IEF versus its benchmark, the Morgan Stanley Capital International All Country World Index ex US, for the one-, three-, five-, and ten-year, and since inception periods ended March 31, 2011. Mondrian’s performance exceeded that of the benchmark for the five- and ten-year and since-inception periods, but underperformed the benchmark for the one- and three-year periods. The board noted that Mondrian’s performance was generally in-line with expectations given the market environment and Mondrian’s investment style. Overall, the board was satisfied with the performance of the assets managed by Mondrian for IEF.

Profitability

The board did not specifically consider the profitability of Mondrian resulting from its relationship with IEF because Mondrian is not affiliated with TIFF Advisory Services, Inc. (“TAS”) or TIP except by virtue of serving as a money manager, and the fees to be paid to Mondrian were negotiated on an arm’s-length basis in a competitive marketplace.

24

TIFF International Equity Fund
December 31, 2011

Fees and Expenses (including Potential Economies of Scale)

The board noted that it had reviewed Mondrian’s advisory fees as a part of IEF’s fees and expenses for the year ended December 31, 2010 during its annual review of IEF’s advisory and money manager agreement in June 2011. The board noted that Mondrian’s fee schedule under the previous and new money manager agreement includes breakpoints that enable IEF to benefit from economies of scale at IEF’s current asset levels. The board concluded that the advisory fees paid by IEF to Mondrian were reasonable in light of the quality and nature of services provided and expected to be provided under the new money manager agreement.

In its deliberations with respect to the new money manager agreements, the board was advised by its independent legal counsel and weighed the matters before it in light of the advice provided by such counsel as to the law applicable to the review of investment advisory contracts. After consideration of the proposal and all factors deemed relevant, the board concluded that the new money manager agreement was reasonable, fair, and in the best interests of IEF and its members, and that the fees provided in the new money manager agreement were fair and reasonable. Therefore, the board unanimously voted to approve the new money manager agreement for IEF.

25

Directors and Principal Officers (Unaudited)

The board of directors of TIP comprises experienced institutional investors, including current or former senior officers of leading endowments and foundations. Among responsibilities of the board of directors are approving the selection of the investment advisor and money managers for TIP; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new directors; and electing TIP officers.

Each director serves the fund until his or her termination, or until the director’s retirement, resignation, or death, or otherwise as specified in TIP’s Bylaws. The table on these two pages shows information for each director and executive officer of the fund. The mailing address of the directors and officers is Four Tower Bridge, 200 Barr Harbor Drive, Suite 100, West Conshohocken, PA, 19428.

The Statement of Additional Information has additional information regarding the board of directors. A copy is available upon request without charge by calling 800-984-0084. This information is also available on the website of the US Securities and Exchange Commission at http://www.sec.gov.

Independent Directors

Sheryl L. Johns
Born 1956 Director since April 1996 2 funds overseen*	Principal Occupation(s) During the Past Five Years: Executive Vice President, Houston Endowment Inc., a private foundation. Other Directorships: TIFF Education Foundation.
William McCalpin
Born 1957 Director since February 2008 Board Chair since 2008 2 funds overseen*	Principal Occupation(s) During the Past Five Years:
Managing Director, Holos Consulting LLC, a consultant to foundations and non-profit organizations (2009-present).
Chair of the Board of Trustees of The Janus Funds (2008-present).
Formerly Executive Vice President and Chief Operating Officer,
Rockefeller Brothers Fund, a private foundation (1998-2006).
Other Directorships: The Janus Funds, FB Heron Foundation.
N.P. “Narv” Narvekar
Born 1962 Director since January 2010 2 funds overseen*	Principal Occupation(s) During the Past Five Years: President and CEO, The Columbia Investment Management Company, which manages Columbia University’s endowment. Other Directorships: The Chapin School.
Craig R. Carnaroli
Born 1963 Director since January 2012 2 funds overseen*	Principal Occupation(s) During the Past Five Years:
Executive Vice President, University of Pennsylvania
Other Directorships: Philadelphia Industrial Development Corporation, Greater Philadelphia Tourism and Marketing Corporation, the Connelly Foundation

*	There were four funds during the year, but as of the date of publication of this report (which is February 28, 2012) there are only two funds comprising TIP.

26

Directors and Principal Officers (Unaudited)

Principal Officers

Richard J. Flannery
Born 1957 President and CEO since September 2003	Principal Occupation(s) During the Past Five Years:
CEO, TIFF Advisory Services, Inc.;
President and CEO, TIFF Investment Program, Inc.
Directorships: TIFF Advisory Services, Inc., Mercy Investment Services, Inc.,
The Nelson Foundation.
Laurence H. Lebowitz
Born 1960 Vice President and CIO since September 2010	Principal Occupation(s) During the Past Five Years:
President/Chief Investment Officer (2010-present), TIFF Advisory Services, Inc.
Chairman/Managing Director (1992-2009), HBK Capital Management.
Directorships: TIFF Advisory Services, Inc.
Dawn I. Lezon
Born 1965 CFO and Treasurer since January 2009 (Vice President and Assistant Treasurer, September 2006 – December 2008)	Principal Occupation(s) During the Past Five Years: Vice President/Treasurer, TIFF Advisory Services, Inc.
Kelly A. Lundstrom
Born 1964 Vice President since September 2006	Principal Occupation(s) During the Past Five Years: Vice President, TIFF Advisory Services, Inc.
Richelle S. Maestro
Born 1957 Vice President and Chief Legal Officer since March 2006, Secretary since December 2011	Principal Occupation(s) During the Past Five Years: Vice President/General Counsel, Secretary (2011-present), TIFF Advisory Services, Inc.
Christian A. Szautner
Born 1972 CCO since July 2008	Principal Occupation(s) During the Past Five Years: Vice President/Chief Compliance Officer, TIFF Advisory Services, Inc. (2008-present). Partner, Ballard Spahr Andrews & Ingersoll, LLP (2005-2008).

27

TIFF Investment Program

ADVISOR
TIFF Advisory Services, Inc.
Four Tower Bridge
200 Barr Harbor Drive, Suite 100
West Conshohocken, PA 19428
phone    610-684-8000
fax        610-684-8080

CUSTODIAN
ACCOUNTING AGENT
TRANSFER AGENT
DIVIDEND DISBURSING AGENT
FUND ADMINISTRATOR
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

FUND DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

FUND COUNSEL
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP
One Commerce Square
Suite 700
2005 Market Street
Philadelphia, PA 19103

MONEY MANAGERS AND ACQUIRED FUND (“AF”) MANAGERS

TIFF International Equity Fund
Lone Pine Capital LLC (AF)
TIFF Advisory Services, Inc.

Investors should consider the investment objectives, risks and charges and expenses of a fund carefully before investing. The prospectus contains this and other information about the funds. A prospectus may be obtained by contacting TIFF at 800-984-0084 or by visiting TIFF’s website at www.tiff.org. Please read the prospectus carefully before investing. The SEC does not approve or disapprove of the securities mentioned in this report. Mutual fund investing involves risk. Principal loss is possible. TIFF International Equity Fund is no longer available.

Item 2. Code of Ethics

The Registrant has adopted a Code of Ethics that applies to the Chief Executive Officer and Chief Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. For the year ended December 31, 2011, there were no amendments or waivers granted from any provision of the Code of Ethics. A copy of the Registrant’s Code of Ethics is filed with this Form N-CSR under item 12 (a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The audit committee financial expert serving on the Registrant’s audit committee is Sheryl L. Johns, who is “independent” as defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	AUDIT FEES: The aggregate fees billed for professional services rendered by the Registrant’s independent auditors, Ernst & Young LLP, for the audit of the Registrant’s annual financial statements for the fiscal years ended December 31, 2011 and 2010 were $163,450 and $221,100, respectively.
(b)	AUDIT RELATED FEES: Audit-Related Fees are for assurance and related services by the Registrant’s independent accountant that are reasonably related to the performance of the audit or review of the Registrant’s financial statements, but are not reported as audit fees. Fees billed by Ernst &Young LLP to the Registrant for fiscal years ended December 31, 2011 and 2010 were $6,000 and $6,000, respectively. These fees were for the review of the Registrant’s semi-annual report.
(c)	TAX FEES: The aggregate fees billed to the Registrant for professional services rendered by Ernst & Young LLP, for the fiscal years ended December 31, 2011 and 2010 were $121,256 and $84,500, respectively. These fees were for tax compliance, tax advice, and tax planning, including excise tax distribution and tax return review services.
(d)	ALL OTHER FEES: No such fees were billed to the Registrant for the fiscal years ended December 31, 2011 or 2010.
(e)

(1)

AUDIT COMMITTEE PRE-APPROVAL POLICY: The Registrant's audit committee has delegated the authority to pre-approve the provision of audit and non-audit services to the chair of the audit committee; provided, however, that such pre-approval of audit or non-audit services is subject to ratification by the full audit committee at its next regularly scheduled audit committee meeting.

(2)	Not applicable.
(f)	Not applicable.
(g)	In addition to amounts reported in (a) through (d) above, the aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant, and to the Registrant’s Adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the fiscal years ended December 31, 2011 and 2010 were $180,476 and $242,499, respectively.
(h)	The Registrant’s audit committee of the board of directors has considered the provision of non-audit services rendered to or paid for by the Registrant’s Investment Adviser to be compatible with maintaining the principal accounting firm’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedure for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

During the reporting period, there were no material changes to the procedures by which members may recommend nominees to the Registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The Registrant's Chief Executive Officer and Chief Financial Officer concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) (the “1940 Act”) were effective as of a date within 90 days prior to the filing date of this report (the `Evaluation Date`), based on their evaluation of the effectiveness of the Registrant's disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) as of the Evaluation Date.
(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)	(1) Code of Ethics as described in item 2 is attached.
(a)

(2)

Certification of Chief Executive Officer and Chief Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99.CERT.

(a)	(3) Not applicable to this filing.
(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a – 14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TIFF Investment Program, Inc.
By (Signature and Title)	/s/ Richard J. Flannery Richard J. Flannery President and Chief Executive Officer
Date	2/28/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Richard J. Flannery Richard J. Flannery President and Chief Executive Officer
Date	2/28/2012

By (Signature and Title)	/s/ Dawn I. Lezon Dawn I. Lezon Treasurer and Chief Financial Officer
Date	2/28/2012